As filed with the Securities and Exchange Commission on May 24, 2000
Securities Act File No. 333-34836 Investment Company Act File No. 811-09191

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|X| | |	Pre-Effective Amendment No. 1 Post-Effective Amendment No. (Check appropriate box or boxes)

MuniHoldings Insured Fund II, Inc. (Exact Name of Registrant as Specified in Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn
MuniHoldings Insured Fund II, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Frank P. Bruno, Esq. BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557	Michael J. Hennewinkel, Esq. FUND ASSET MANAGEMENT 800 Scudders Mill Road Plainsboro, New Jersey 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee Under the Securities Act of 1933

Title Of Securities Being Registered	Amount being Registered (1)	Proposed Maximum Offering Price Per Unit (1)		Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (3)

Common Stock ($.10 par value)	12,383,275	$12.68		$157,019,929	$41,453
Auction Market Preferred Stock, Series C	3,980	$25,000	(2)	$ 99,500,000	$26,268

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Represents the liquidation preference of a share of preferred stock after the reorganization.
(3)	Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MUNIHOLDINGS INSURED FUND II, INC. MUNIHOLDINGS INSURED FUND III, INC. MUNIHOLDINGS INSURED FUND IV, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 27, 2000

TO THE STOCKHOLDERS OF MUNIHOLDINGS INSURED FUND II, INC. MUNIHOLDINGS INSURED FUND III, INC. MUNIHOLDINGS INSURED FUND IV, INC.

 NOTICE IS HEREBY GIVEN that the special meetings of stockholders (the “Meetings”) of MuniHoldings Insured Fund II, Inc. (“Insured II”), MuniHoldings Insured Fund III, Inc. (“Insured III”) and MuniHoldings Insured Fund IV, Inc. (“Insured IV”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Tuesday, June 27, 2000 at 9:00 a.m. Eastern time (Insured II), 9:20 a.m. Eastern time (Insured III) and 9:40 a.m. Eastern time (Insured IV) for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Insured III by Insured II, in exchange solely for an equal aggregate value of newly-issued shares of Insured II Common Stock and shares of a newly-created series of Auction Market Preferred Stock (“AMPS”) of Insured II to be designated Series C (“Insured II Series C AMPS”), (ii) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Insured IV by Insured II, in exchange solely for an equal aggregate value of newly-issued shares of Insured II Common Stock and Insured II Series C AMPS, (iii) the distribution by Insured III of such Insured II Common Stock to the holders of Common Stock of Insured III and such Insured II Series C AMPS to the holders of Series A AMPS of Insured III and (iv) the distribution by Insured IV of such Insured II Common Stock to the holders of Common Stock of Insured IV and such Insured II Series C AMPS to the holders of Series A AMPS of Insured IV. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of each of Insured III and Insured IV under state corporate law and the termination of their respective registrations under the Investment Company Act of 1940, as amended; and

(2) To transact such other business as properly may come before the Meetings or any adjournment thereof.

The Boards of Directors of Insured II, Insured III and Insured IV have fixed the close of business on May 2, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

 A complete list of the stockholders of Insured II, Insured III and Insured IV entitled to vote at the Meetings will be available and open to the examination of any stockholder of Insured II, Insured III or Insured IV, respectively, for any purpose germane to the Meetings during ordinary business hours from and after June 13, 2000, at the offices of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide vo ting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Insured II, Insured III or Insured IV, as applicable.

 If you have any questions regarding the enclosed proxy material or need assistance in voting your shares of Common Stock or shares of AMPS, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-553-1752.

By Order of the Boards of Directors,

BRADLEY J. LUCIDO Secretary MuniHoldings Insured Fund II, Inc. and MuniHoldings Insured Fund III, Inc.

	WILLIAM E. ZITELLI, JR. Secretary MuniHoldings Insured Fund IV, Inc.

Plainsboro, New Jersey Dated: May 24, 2000

JOINT PROXY STATEMENT AND PROSPECTUS
MUNIHOLDINGS INSURED FUND II, INC.
MUNIHOLDINGS INSURED FUND III, INC.
MUNIHOLDINGS INSURED FUND IV, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

SPECIAL MEETING OF STOCKHOLDERS

June 27, 2000

 This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one or more of the funds listed above. A Special Meeting of the stockholders of each of these funds will be held on June 27, 2000 (each, a “Meeting” and collectively, the “Meetings”) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each of the funds is requesting its stockholders to submit a proxy to be used at the applicable Meeting to vote the shares held by the stockholder submitting the proxy.

The proposals to be considered at the Meetings are:

1. To approve or disapprove an Agreement and Plan of Reorganization among the funds; and

2. To transact such other business as may properly come before the Meetings or any adjournment thereof.

 The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement and Prospectus as the Reorganization. The Reorganization involves the combination of three funds into one. The three funds are:

MuniHoldings Insured Fund II, Inc. (“Insured II”), which will be the surviving fund MuniHoldings Insured Fund III, Inc. (“Insured III”) MuniHoldings Insured Fund IV, Inc. (“Insured IV”)

Insured III and Insured IV are sometimes referred to herein collectively as the “Acquired Funds” and individually as an “Acquired Fund,” as the context requires. Insured II, Insured III and Insured IV are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

 In the Reorganization, Insured II will acquire substantially all of the assets and assume substantially all of the liabilities of each Acquired Fund solely in exchange for shares of Insured II’s Common Stock, par value $.10 per share, and shares of a newly-created series of Auction Market Preferred Stock (“AMPS”) of Insured II, with a par value of $.10 per share and a liquidation preference of $25,000 per share, to be designated Series C (“Insured II Series C AMPS”). The Acquired Funds will distribute the Insured II Common Stock and Insured II Series C AMPS received in the Reorganization to their respective stockholders and will then liquidate and dissolve under state corporate law and terminate their registrations under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Insured II will continue to operate as a registered, non-diversified, leveraged, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement and Prospectus.

(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Joint Proxy Statement and Prospectus is May 24, 2000.

In the Reorganization, Insured II will issue shares of its Common Stock and AMPS to each Acquired Fund based on the value of the assets transferred to Insured II by that Acquired Fund. These shares will then be distributed by each Acquired Fund to its stockholders based on the value of the shares held by each stockholder just prior to the Reorganization. A holder of Common Stock of an Acquired Fund will receive Insured II Common Stock and a holder of AMPS of an Acquired Fund will receive Insured II Series C AMPS. All references to the Common Stock of an Acquired Fund will include shares of Common Stock of an Acquired Fund representing Dividend Reinvestment Plan shares held in the book deposit accounts of holders of Common Stock of an Acquired Fund.

 This Joint Proxy Statement and Prospectus serves as a prospectus of Insured II in connection with the issuance of Insured II Common Stock and Insured II Series C AMPS in the Reorganization.

The Joint Proxy Statement and Prospectus sets forth information about Insured II, Insured III and Insured IV that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

The address of the principal executive offices of Insured II, Insured III and Insured IV is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

The Common Stock of Insured II and Insured III is listed on the New York Stock Exchange (the “NYSE”) under the symbols “MUE” and “MSR,” respectively. The Common Stock of Insured IV is listed on the American Stock Exchange (the “AMEX”) under the symbol “MOU.” After the Reorganization, shares of Insured II Common Stock will continue to be listed on the NYSE under the symbol “MUE.” Reports, proxy materials and other information concerning Insured II and Insured III may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Reports, proxy materials and other information concerning Insured IV may be inspected at the offices of the AMEX, 980 Washington Boulevard, Gaithersburg, Maryland 20878.

3

4

INTRODUCTION

 This Joint Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of Insured II, Insured III and Insured IV for use at the Meetings to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on June 27, 2000, at the time specified for each Fund in Appendix I to this Joint Proxy Statement and Prospectus. The mailing address for each Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is May 25, 2000.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Insured II, Insured III or Insured IV, as applicable, at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization among Insured II, Insured III and Insured IV (the “Agreement and Plan”).

With respect to Item 1, assuming the required quorums are present at the Meetings, approval of the Agreement and Plan will require the affirmative vote of stockholders representing (i) a majority of the outstanding shares of Insured II Common Stock and Insured II AMPS, Series A and Series B, voting together as a single class, and a majority of the outstanding shares of Insured II AMPS, Series A and Series B, voting together as a separate class, (ii) a majority of the outstanding shares of Insured III Common Stock and Insured III AMPS, Series A, voting together as a single class, and a majority of the outstanding shares of Insured III AMPS, Series A, voting separately as a class, and (iii) a majority of the outstanding shares of Insured IV Common Stock and Insured IV AMPS, Series A, voting together as a single class, and a majority of the outstanding shares of Insured IV AMPS, Series A, voting separately as a class. Because of the requirement that the Agreement and Plan be approved by stockholders of all three Funds, the Reorganization will not take place if stockholders of any one Fund do not approve the Agreement and Plan.

 The Board of Directors of each Fund has fixed the close of business on May 2, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS set forth in Appendix I to this Joint Proxy Statement and Prospectus. To the knowledge of the management of each Fund, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of any Fund as of the Record Date.

The Boards of Directors of the Funds know of no business other than that discussed in Item 1 that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. THE REORGANIZATION

SUMMARY

 The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Appendix II.

In this Joint Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Insured III and Insured IV by Insured II, (ii) the subsequent distribution of Insured II Common Stock to the holders of Insured III Common Stock and Insured IV Common Stock, (iii) the subsequent distribution of Insured II Series C AMPS to the holders of Insured III Series A AMPS and Insured IV Series A AMPS, and (iv) the subsequent deregistration and dissolution of each of Insured III and Insured IV as described below.

At meetings of the Board of Directors of each Fund, the Board of Directors of each Fund unanimously approved the Reorganization. Subject to obtaining the necessary approvals from the stockholders of each Fund, the Board of Directors of each Acquired Fund also deemed advisable the deregistration of each Acquired Fund under the Investment Company Act and its dissolution under the laws of the State of Maryland. The

5

Reorganization requires approval of the stockholders of each of the three Funds. The Reorganization will not take place if the stockholders of any one Fund do not approve the Agreement and the Plan.

 The investment objective of each Fund is to seek to provide its stockholders with current income exempt from Federal income tax. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (“Municipal Bonds”). Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at materity and interest when due.

Each Fund is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of the Funds approve the Reorganization, (i) Insured II Common Stock and Insured II Series C AMPS will be issued to Insured III in exchange for the net assets of Insured III; (ii) Insured II Common Stock and Insured II Series C AMPS will be issued to Insured IV in exchange for the net assets of Insured IV; and (iii) Insured III and Insured IV will distribute these shares to their respective stockholders as provided in the Agreement and Plan. After the Reorganization, each Acquired Fund will terminate its registration under the Investment Company Act and its incorporation under the laws of the State of Maryland.

Based upon their evaluation of all relevant information, the Board of Directors of each Fund, including a majority of the non-interested Directors of each Fund, has determined (1) that participation in the Reorganization is in the best interests of the applicable Fund and (2) that the interests of existing stockholders of the applicable Fund will not be diluted as a result of effecting the Reorganization. Specifically, after the Reorganization, stockholders of each Acquired Fund will remain invested in a non-diversified, leveraged, closed-end fund with an investment objective and policies substantially similar to the Acquired Fund’s investment objective and policies and that uses substantially the same management personnel. In addition, it is anticipated that the holders of Common Stock of each Fund will be subject to a reduced overall operating expense ratio based on the estimated pro forma total operating expenses and the estimated total assets of the Combined Fund after the Reorganization. The Boards of Directors of the Funds also considered the relative tax positions of the Funds’ portfolios. It is not anticipated that the Reorganization will directly benefit the holders of shares of any series of AMPS of any Fund; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of any Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of any Fund.

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the “IRS”) concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect. Under the Agreement and Plan, however, the Board of Directors of any Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of the Funds, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of all of the Funds or (ii) by the Board of Directors of any Fund if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors.

6

 Pro Forma Fee Table for Common Stockholders of Insured II, Insured III, Insured IV and the Combined Fund* as of March 31, 2000 (Unaudited)(a)

The following pro forma fee table illustrates, based on average net assets attributable to Common Stock, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization:

	Actual
	Insured II		Insured III		Insured IV		Combined Fund*
Common Stockholder Transaction Expenses:
Maximum Sales Load (as a percentage
of the offering price) imposed on
purchases of Common Stock	None	(b)	None	(b)	None	(b)	None	(c)
Dividend Reinvestment and
Cash Purchase Plan Fees	None		None		None		None
Annual Expenses (as a percentage of
net assets attributable to Common Stock
at March 31, 2000) (d):
Investment Advisory Fees(e)	0.85%		0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds	None		None		None		None
Other Expenses	0.39%		0.47%		0.57%		0.32%

Total Annual Expenses(f)	1.24%		1.32%		1.42%		1.17%


*	The expenses for the Combined Fund represent the estimated annualized expenses as of March 31, 2000 assuming Insured II had acquired the assets and assumed the liabilities of Insured III and Insured IV as of that date.
(a)	No information is presented with respect to AMPS because no Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of any Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b)	Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)	No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(d)	The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.
(e)	Based on average net assets of each Fund and the Combined Fund (excluding assets attributable to AMPS). If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the Combined Fund would be 0.55%.
(f)	Based on average net assets (excluding assets attributable to AMPS) of Insured II, Insured III, Insured IV and the Combined Fund and excludes FAM’s voluntary waiver of a portion of the advisory fee and reimbursement of certain other expenses with respect to Insured II, Insured III and Insured IV. Including such fee waivers and expense reimbursements, the Total Annual Expenses for Insured II, Insured III, Insured IV and the Combined Fund (excluding assets attributable to AMPS) would have been 1.08%, 0.99%, 1.11%, and 1.00%, respectively. If assets attributable to AMPS are included, the Total Annual Expenses for Insured II, Insured III, Insured IV (excluding the advisory fee waivers and expense reimbursements) and the Combined Fund (excluding any advisory fee waivers and expense reimbursements) would be 0.70%, 0.75%, 0.88% and 0.68%, respectively. If assets attributable to AMPS and the above described advisory fee waivers and expense reimbursements are included, the Total Annual Expenses for Insured II, Insured III, Insured IV and the Combined Fund would have been 0.61%, 0.56% , 0.69% and 0.58%, respectively. It is not anticipated that FAM will waive its advisory fee or reimburse certain expenses with respect to Insured II, Insured III or Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization.

The foregoing Pro Forma Fee Table is intended to assist investors in understanding the costs and expenses that a common stockholder of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

7

Example:

Cumulative Expenses Paid on Shares of Common Stock for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund set forth above and (2) a 5% annual return throughout the period:
Insured II	$13	$39	$68	$150
Insured III	$13	$42	$72	$159
Insured IV	$14	$45	$78	$170
Combined Fund*	$12	$37	$64	$142

*	Assumes that the Reorganization had taken place on March 31, 2000.

 The example set forth above assumes that shares of common stock were purchased in the initial offerings and that all dividends were reinvested and uses a 5% annual rate of return as mandated by Securities and Exchange Commission (the “SEC”) regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. See “Comparison of the Funds” and “The Reorganization — Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization.”

8

Insured II	Insured II was incorporated under the laws of the State of Maryland on December 28, 1998 and commenced operations on February 26, 1999. Insured II has outstanding Common Stock and two series of AMPS, designated Series A and Series B, which AMPS shall be referred to herein collectively as “Insured II AMPS.” As of March 31, 2000, Insured II had net assets (including assets attributable to Insured II AMPS) of $243,164,211.

Insured III	Insured III was incorporated under the laws of the State of Maryland on April 5, 1999 and commenced operations on May 28, 1999. Insured III has outstanding Common Stock and one series of AMPS, designated Series A, which AMPS shall be referred to herein as “Insured III AMPS.” As of March 31, 2000, Insured III had net assets (including assets attributable to Insured III AMPS) of $156,768,267.

Insured IV	Insured IV was incorporated under the laws of the State of Maryland on August 16, 1999 and commenced operations on September 24, 1999. Insured IV has outstanding Common Stock and one series of AMPS, designated Series A, which AMPS shall be referred to herein as “Insured IV AMPS.” As of March 31, 2000, Insured IV had net assets (including assets attributable to Insured IV AMPS) of $83,800,500.

Comparison of the Funds	Investment Objectives and Policies. Each Fund is a non-diversified, leveraged, closed-end management investment company. The Funds have substantially similar investment objectives and policies. All three Funds seek to provide stockholders (including holders of AMPS) with current income exempt from Federal income tax. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade Municipal Bonds. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Each Fund intends to invest primarily in long-term Municipal Bonds with a maturity of more than ten years. Each Fund intends to invest substantially all (at least 80%) of its assets in Municipal Bonds except during interim periods pending investment of the net proceeds of any public offering of a Fund’s securities and during temporary defensive periods. As of March 31, 2000, the weighted average maturity of the portfolio of Insured II, Insured III and Insured IV was 21.72 years, 25.89 years and 24.29 years, respectively. The average maturity of each Fund’s portfolio securities, and therefore each Fund’s portfolio as a whole, will vary based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds — Investment Objective and Policies” on page 22 of this Joint Proxy Statement and Prospectus.

9

Capital Stock. Each Fund has outstanding both Common Stock and AMPS. The Common Stock of Insured II and Insured III is traded on the NYSE. The Common Stock of Insured IV is traded on the AMEX. As of March 31, 2000, (i) the net asset value per share of Insured II Common Stock was $12.54 and the market price per share was $10.5625; (ii) the net asset value per share of Insured III Common Stock was $13.06 and the market price per share was $11.375; and (iii) the net asset value per share of Insured IV Common Stock was $15.15 and the market price per share was $12.75. The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auction. See “Comparison of the Funds — Capital Stock” on page 34 of this Joint Proxy Statement and Prospectus.

Auctions generally have been held and will be held every seven days for each series of AMPS of each Fund unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, a holder of AMPS of an Acquired Fund may receive Insured II Series C AMPS with a dividend payment date and an auction date that fall on a day of the week that is different from the schedule of the AMPS of the Acquired Fund that he or she holds. See “Comparison of the Funds — Capital Stock” on page 34 of this Joint Proxy Statement and Prospectus. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction date.

Auction Date	Fund	Series	Dividend Rate

May 18, 2000	Insured II	A	4.850%
May 17, 2000	Insured II	B	4.850%
May 16, 2000	Insured III	A	4.698%
May 17, 2000	Insured IV	A	4.800%

Advisory Fees. The investment adviser for each Fund is FAM. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Asset Management Group of Merrill Lynch & Co., Inc. (“ML & Co.”) (which includes FAM) acts as investment adviser for over 100 registered investment companies and also offers portfolio management and portfolio analysis services to individuals and institutional accounts.

FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. The portfolio of Insured II is managed by Robert A. DiMella. The portfolio of Insured III is managed by William R. Bock and Mr. DiMella. The portfolio of Insured IV is managed by Fred K. Stuebe and Mr. DiMella. After the Reorganization, the portfolio of the Combined Fund will be managed by Mr. DiMella.

10

Pursuant to separate investment advisory agreements between FAM and each Fund, each Fund pays FAM a monthly fee at the annual rate of 0.55% of such Fund’s average weekly net assets, including assets acquired from the sale of AMPS. Since the commencement of operations of each Fund, FAM has waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. After the Reorganization, the Combined Fund would pay FAM a monthly fee at the annual rate of 0.55% of its average weekly net assets, including assets acquired from the sale of AMPS. It is not anticipated that FAM will waive its advisory fee or reimburse certain expenses with respect to Insured II, Insured III or Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization. See “Comparison of the Funds — Management of the Funds.”

Other Significant Fees. State Street Bank and Trust Company (“State Street”) is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Stock of Insured II. The Bank of New York (“BONY”) is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Stock of Insured III and Insured IV. BONY is the transfer agent, dividend disbursing agent, registrar and auction agent for each Fund’s AMPS. State Street and BONY receive fees for these services. The principal business addresses for State Street and BONY in the above-described capacities are as follows: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (for its transfer agency services) and One Heritage Drive, P2N, North Quincy, Massachusetts 02171 (for its custodial services); and The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency and auction agency services). See “Comparison of the Funds — Management of the Funds.”

Overall Expense Ratio. As stated above, since the commencement of operations of each Fund, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. It is not anticipated that FAM will waive its advisory fee or reimburse certain expenses with respect to Insured II, Insured III and Insured IV on an ongoing basis. The table below sets forth the total annualized operating expense ratio for Insured II, Insured III, Insured IV and the Combined Fund (excluding any advisory fee waivers and expense reimbursements) based on their respective net assets (excluding assets attributable to AMPS) as of March 31, 2000.

11

		Net Assets (Excluding Assets Attributable to AMPS) as of March 31, 2000	Total Annualized Operating Expense Ratio*
	Insured II	$138,164,211	1.24%
	Insured III	$ 88,918,267	1.32%
	Insured IV	$ 52,150,500	1.42%
	Combined Fund	$279,232,978	1.17%
*	Including fee waivers and expense reimbursements, the total annualized operating expense ratios for Insured II, Insured III, Insured IV and the Combined Fund would have been 1.08%, 0.99%, 1.11% and 1.00%, respectively.

The table below sets forth the total annualized operating expense ratio for Insured II, Insured III, Insured IV and the Combined Fund (excluding any advisory fee waivers and expense reimbursements) based on their respective net assets (including assets attributable to AMPS) as of March 31, 2000.

		Net Assets (Including Assets Attributable to AMPS) as of March 31, 2000	Total Annualized Operating Expense Ratio*
	Insured II	$243,164,211	0.70%
	Insured III	$156,768,267	0.75%
	Insured IV	$ 83,800,500	0.88%
	Combined Fund	$483,732,978	0.68%
*	Including fee waivers and expense reimbursements, the total annualized operating expense ratios for Insured II, Insured III, Insured IV and the Combined Fund would have been 0.61%, 0.56%, 0.69% and 0.58%, respectively.

Purchases and Sales of Common Stock and AMPS. Purchase and sale procedures for the Common Stock of each Fund are substantially similar. Investors typically purchase and sell shares of Common Stock of the Funds through a registered broker-dealer on the NYSE (for Insured II and Insured III) or the AMEX (for Insured IV), thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of a Fund through privately negotiated transactions with existing stockholders.

Purchase and sale procedures for the AMPS of each Fund also are substantially similar. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by BONY, as the auction agent for each Fund’s AMPS (in such capacity, the “Auction Agent”). Unless otherwise permitted by the Funds, only existing and potential holders of AMPS may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers.

12

However, no assurance can be given that a secondary market will develop, or, if it does develop, that it will provide holders with a liquid trading market for the AMPS of any of the Funds.

Ratings of AMPS. The AMPS of each Fund have been assigned a rating of AAA from Standard & Poor’s (“S&P”) and “aaa” from Moody’s Investors Service, Inc. (“Moody’s”). See “Comparison of the Funds — Rating Agency Guidelines.”

Portfolio Insurance. Each Fund has a substantially similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations either (i) insured under an insurance policy purchased by a Fund or (ii) insured under an insurance policy obtained by the issuer thereof or another party. See “Comparison of the Funds — Investment Objectives and Policies — Portfolio Insurance.”

Ratings of Municipal Bonds. Each Fund will invest only in Municipal Bonds that at the time of purchase are considered investment grade. See Appendix III — “Ratings of Municipal Bonds.”

Portfolio Transactions. The portfolio transactions in which the Funds may engage are substantially similar, as are the procedures for such transactions. See “Comparison of the Funds — Portfolio Transactions.”

Dividends and Distributions. The methods of dividend payment and distributions are substantially similar for all of the Funds, both with respect to the Common Stock of each Fund and the AMPS of each Fund. See “Comparison of the Funds — Dividends and Distributions.”

Net Asset Value. The net asset value per share of Common Stock of each Fund is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds — Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund’s Common Stock are substantially similar. Likewise, the corresponding voting rights of the holders of shares of each Fund’s AMPS are substantially similar. See “Comparison of the Funds — Capital Stock.”

13

Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of the Common Stock of each Fund. The plans are substantially similar for each Fund. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for each Fund.

Outstanding Securities of Insured II, Insured III and Insured IV as of March 31, 2000

Title of Class	Amount Authorized	Amount held by Fund for Its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
Insured II
Common Stock	199,995,800	-0-	11,015,719
AMPS
Series A	2,100	-0-	2,100
Series B	2,100	-0-	2,100
Insured III
Common Stock	199,997,286	-0-	6,806,667
AMPS
Series A	2,714	-0-	2,714
Insured IV
Common Stock	199,998,734	-0-	3,441,482
AMPS
Series A	1,266	-0-	1,266

Tax Considerations	The Funds have jointly requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, no Fund will recognize gain or loss on the transaction and the stockholders of each Acquired Fund will not recognize gain or loss on the exchange of their shares of Common Stock or AMPS for Insured II Common Stock (except to the extent that a holder of Common Stock in an Acquired Fund receives cash representing an interest in less than a full share of Insured II Common Stock in the Reorganization) or Insured II Series C AMPS, as applicable. The consummation of the Reorganization is subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of Insured II as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Each Acquired Fund will liquidate pursuant to the Reorganization. See “Agreement and Plan of Reorganization — Tax Consequences of the Reorganization.”

14

RISK FACTORS AND SPECIAL CONSIDERATIONS

The investment risks associated with an investment in Insured II are substantially similar to the investment risks associated with an investment in Insured III and Insured IV. These investment risks will also apply to an investment in the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of any Fund or create additional risks.

Interest Rate and Credit Risk

Each Fund invests in municipal bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Non-Diversification

Each Fund is registered as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements applicable to RICs under the Code.

Rating Categories

The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody’s or Fitch IBCA, Inc. (“Fitch”) or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

Private Activity Bonds

Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in a Fund to a Federal alternative minimum tax.

Portfolio Insurance

Each Fund is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not expect these guidelines to prevent FAM from managing the Funds’ portfolios in accordance with the Funds’ investment objective and policies.

Leverage

 Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each Fund. For example, each Fund’s issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances, when a Fund is required to allocate taxable income to holders of AMPS, that Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an “Additional Distribution”). Leverage will allow holders of each Fund’s Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund’s net realized capital gains is generally payable to holders of the Fund’s Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund’s Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations.

15

Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund’s portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund’s investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of that Fund’s Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if that Fund were not leveraged. If a Fund is liquidated, holders of that Fund’s AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

In an extreme case, a decline in net asset value could affect each Fund’s ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect a Fund’s qualification as a RIC under the Federal tax laws. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.” However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If a Fund’s current investment income is ever not sufficient to meet dividend payments on either the Common Stock or the AMPS, a Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

•	if a Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than a Fund can obtain if the Common Stock were not leveraged,
•	if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of a Fund’s portfolio investments or as a result of the repurchase of Common Stock in tender offers, or otherwise, or
•	in order to maintain the asset coverage established by Moody’s and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Portfolio Management

 The portfolio management strategies of the Funds are substantially similar. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund’s leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the applicable Articles Supplementary that establish the rights and preferences of each series of AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. In determining whether or not it is in the best interest of a Fund and its stockholders to redeem or repurchase outstanding preferred stock, its Board of Directors will take into account a variety of factors, including market conditions, the ratio of preferred stock to common stock, and the expenses associated with such redemptions or repurchase. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Indexed and Inverse Floating Rate Securities

Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities

16

whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

Options and Futures Transactions.

 Each Fund may seek to hedge its portfolio against changes in interest rates by using options and financial futures contracts. A Fund’s hedging transactions are designed to reduce volatility, but come at some cost. For example, a Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, that Fund must pay for the put option, and the price of the security may not in fact drop. In large part, the success of a Fund’s hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Funds do not, however, intend to enter into options and futures transactions for speculative purposes. The Funds are not required to hedge their respective portfolios and may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

Antitakeover Provisions

The Articles of Incorporation of each Fund (in each case, a “Charter”) include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund.

Ratings Considerations

Each Fund has received ratings of AAA from S&P and “aaa” from Moody’s with respect to its AMPS. In order to maintain these ratings, each Fund is required to maintain portfolio holdings that satisfy specific guidelines established by such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody’s and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by any nationally recognized statistical rating organization.

The Board of Directors of each Fund, without stockholder approval, may amend, alter or repeal certain definitions or restrictions that have been adopted by a Fund pursuant to the rating agency guidelines, in the event a Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

17

COMPARISON OF THE FUNDS

Financial Highlights

Insured II

 The financial information in the table below for the period February 26, 1999 (commencement of operations) to September 30, 1999 has been audited in conjunction with the annual audit of the financial statements of Insured II by Ernst & Young LLP, independent auditors. The financial information for the six month period ended March 31, 2000 is unaudited and has been provided by FAM. The following per share data and ratios have been derived from information provided in the financial statements of Insured II.

	For the Six Months Ended March 31, 2000		For the Period February 26, 1999† To September 30, 1999
	(Unaudited)

Increase (Decrease) in Net Asset Value: Per Share Operating Performance:

Net asset value, beginning of period	$ 12.72		$ 15.00

Investment income--net	.57		.68

Realized and unrealized loss on investments— net	(.18)		(2.24)

Total from investment operations	.39		(1.56)

Less dividends to Common Stock shareholders: Investment income — net	(.39)		(.43)

Total dividends to Common Stock shareholders	(.39)		(.43)

Capital charge resulting from issuance of Common Stock	—		(.03)

Effect of Preferred Stock activity:†† Dividends to Preferred Stock shareholders: Investment income — net	(.18)		(.17)

Capital charge resulting from issuance of Preferred Stock	—		(.09)

Total effect of Preferred Stock activity	(.18)		(.26)

Net asset value, end of period	$ 12.54		$ 12.72

Market price per share, end of period	$ 10.5625		$ 12.00

Total Investment Return:**

Based on market price per share	(8.81	%)#	(17.36	%)#

Based on net asset value per share	2.14	%#	(12.40	%)#

Ratios Based on Average Net Assets of Common Stock:

Total expenses, net of reimbursement***	1.15	%*	.62	%*

Total expenses***	1.42	%*	1.22	%*

Total investment income — net***	9.39	%*	8.27	%*

Amount of dividends to Preferred Stock shareholders	2.99	%*	2.04	%*

Investment income — net, to Common Stock shareholders	6.40	%*	6.23	%*

Ratios Based on Total Average Net Assets:†††***

Total expenses, net of reimbursement	.64	%*	.38	%*

Total expenses	.79	%*	.75	%*

Total investment income — net	5.24	%*	5.07	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.77	%*	3.24	%*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$ 138,164		$ 139,929

Preferred Stock outstanding, end of period (in thousands)	$ 105,000		$ 105,000

Portfolio turnover	103.65%		159.29%

Leverage:

Asset coverage per $1,000	$ 2,316		$ 2,333

Dividends Per Share on Preferred Stock Outstanding:

Series A — Investment income — net	$ 477		$ 443

Series B — Investment income — net	$ 480		$ 432

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	Insured II’s Preferred Stock was issued on March 18, 1999.
†††	Includes Common and Preferred Stock average net assets.
#	Aggregate total investment return.

18

Insured III

The financial information in the table below is unaudited and has been provided by FAM. The following per share data and ratios have been derived from information provided in the financial statements of Insured III.

	For the Period May 28, 1999† To October 31, 1999 (Unaudited)

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$ 15.00

Investment income — net	.51

Realized and unrealized loss on investments — net	(2.45)

Total from investment operations	(1.94)

 Less dividends to Common Stock shareholders from investment income — net	(.30)

Capital charge resulting from issuance of Common Stock	(.03)

Effect of Preferred Stock activity:††
Dividends to Preferred Stock shareholders:
Investment income — net	(.12)
Capital charge resulting from issuance of Preferred Stock	(.10)

Total effect of Preferred Stock activity	(.22)

Net asset value, end of period	$ 12.51

Market price per share, end of period	$ 12.00

Total Investment Return:**

Based on market price per share	(18.08	%)#

Based on net asset value per share	(14.60	%)#

Ratios Based on Average Net Assets of Common Stock:

Total expenses, net of reimbursement***	.34	%*

Total expenses***	1.27	%*

Total investment income — net***	8.79	%*

Amount of dividends to Preferred Stock shareholders	2.04	%*

Investment income — net, to Common Stock shareholders	6.75	%*

Ratios Based on Total Average Net Assets:†††***

Total expenses, net of reimbursement	.21	%*

Total expenses	.78	%*

Total investment income — net	5.37	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.21	%*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$ 85,166

Preferred Stock outstanding, end of period (in thousands)	$ 67,850

Portfolio turnover	42.13%

Leverage:

Asset coverage per $1,000	$ 2,255

Dividends Per Share on Preferred Stock Outstanding:

Investment income — net	$ 301

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	Insured III’s Preferred Stock was issued on June 17, 1999.
†††	Includes Common and Preferred Stock average net assets.
#	Aggregate total investment return.

19

Insured IV

The financial information in the table below is unaudited and has been provided by FAM. The following per share data and ratios have been derived from information provided in the financial statements of Insured IV.

	For the Period September 24, 1999† To February 29, 2000 (Unaudited)

Increase (Decrease) In Net Asset Value:
Per Share Operating Performance:

Net asset value, beginning of period	$ 15.00

Investment income — net	.52

Realized and unrealized loss on investments — net	(.37)

Total from investment operations	.15

Less dividends to Common Stock shareholders from investment income — net	(.31)

Capital charge resulting from issuance of Common Stock	(.04)

Effect of Preferred Stock activity:††
Dividends to Preferred Stock shareholders:
Investment income — net	(.12)
Capital charge resulting from issuance of Preferred Stock	(.12)

Total effect of Preferred Stock activity	(.24)

Net asset value, end of period	$ 14.56

Market price per share, end of period	$12.875

Total Investment Return:**

Based on market price per share	(12.06	)#

Based on net asset value per share	(.55	)#

Ratios Based on Average Net Assets of Common Stock:

Total expenses, net of reimbursement***	.59	%*

Total expenses***	1.49	%*

Total investment income — net***	9.21	%*

Amount of dividends to Preferred Stock shareholders	2.09	%*

Investment income — net, to Common Stock shareholders	7.12	%*

Ratios Based on Total Average Net Assets:†††***

Total expenses, net of reimbursement	.35	%*

Total expenses	.88	%*

Total investment income — net	5.46	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.04	%*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$50,102

Preferred Stock outstanding, end of period (in thousands)	$31,650

Portfolio turnover	43.63%

Leverage:

Asset coverage per $1,000	$2,583

Dividends Per Share on Preferred Stock Outstanding:

Investment income — net	$ 319

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	Insured IV’s Preferred Stock was issued on October 18, 1999.
†††	Includes Common and Preferred Stock average net assets.
#	Aggregate total investment return.

20

Per Share Data for Common Stock* (Unaudited) Traded on the New York Stock Exchange (Insured II and Insured III) and American Stock Exchange (Insured IV)

Insured II

	Market Price**		Net Asset Value		(Discount) Premium to Net Asset Value
Quarter/Period Ended*	High	Low	High	Low	High	Low
March 31, 1999†	$15.50	$14.875	$15.08	$14.83	1.67%	(0.50)%
June 30, 1999	$15.25	$12.875	$15.08	$13.74	0.89%	(7.55)%
September 30, 1999	$13.50	$11.1875	$13.95	$12.67	(2.31)%	(10.71)%
December 31, 1999	$12.50	$10.1875	$12.60	$11.68	3.48%	(11.93)%
March 31, 2000	$10.9375	$ 9.9375	$12.54	$11.44	(5.65)%	(17.50	)%

Insured III

	Market Price**		Net Asset Value		(Discount) Premium to Net Asset Value
Quarter/Period Ended*	High	Low	High	Low	High	Low
July 31, 1999††	$15.563	$13.1875	$14.93	$14.40	2.46%	(8.42)%
October 31, 1999	$13.50	$11.25	$14.36	$12.10	2.21%	(9.28)%
January 31, 2000	$12.9375	$10.6875	$13.13	$11.81	(0.63)%	(10.85)%
March 31, 2000#	$11.625	$10.75	$13.06	$11.82	(3.88)%	(14.69	)%

Insured IV

	Market Price**		Net Asset Value		(Discount) Premium to Net Asset Value
Quarter/Period Ended*	High	Low	High	Low	High	Low
November 30, 1999†††	$15.25	$12.375	$15.10	$14.28	4.90%	(16.50)%
February 29, 2000	$13.25	$11.875	$14.83	$14.14	(7.41)%	(17.34)%
March 31, 2000##	$12.875	$12.1875	$15.15	$14.59	(12.97)%	(17.33	)%

*	Calculations are based upon shares of Common Stock outstanding at the end of each quarter/period.
**	As reported in the consolidated transaction operating system.
†	For the period February 26, 1999 to March 31, 1999.
††	For the period May 28, 1999 to July 31, 1999.
†††	For the period September 24, 1999 to November 30, 1999.
#	For the period February 1, 2000 to March 31, 2000.
##	For the period March 1, 2000 to March 31, 2000.

 Since Insured II’s commencement of operations on February 26, 1999, share prices for its common stock have fluctuated between a maximum premium of approximately 3.48% and a maximum discount of approximately (17.50)%. Since Insured III’s commencement of operations on May 28, 1999, share prices for its common stock have fluctuated between a maximum premium of approximately 2.46% and a maximum discount of approximately (14.69)%. Since Insured IV’s commencement of operations on September 24, 1999, share prices for its common stock have fluctuated between a maximum premium of approximately 4.90% and a maximum discount of approximately (17.34)%. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the magnitude of any such premium or discount might be.

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Investment Objective and Policies

The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks as a fundamental investment objective current income exempt from Federal income tax. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of a Fund’s outstanding voting securities.

 Each Fund seeks to achieve its investment objective by investing primarily in Municipal Bonds. Each Fund intends to invest substantially all (at least 80%) of its assets in Municipal Bonds except during interim periods pending investment of the net proceeds of public offerings of a Fund’s securities and during temporary defensive periods. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

Ordinarily, none of the Funds intend to realize significant interest income that is subject to Federal income tax. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in a Fund to a Federal alternative minimum tax. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if a Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of each Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax are considered “Municipal Bonds.”

The investment grade Municipal Bonds in which each Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch IBCA, Inc. (“Fitch”) or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody’s and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-l+ through SP-3 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-l+ through F-3 for Fitch. Securities rated in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), may be considered to have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, FAM will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancement. Consequently, if Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, FAM may consider such Municipal Bonds to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Appendix III to this Proxy Statement and Prospectus for a description of S&P’s, Moody’s and Fitch’s ratings of Municipal Bonds. See also Appendix IV — “Portfolio Insurance.”

Each Fund’s investments may also include variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand

22

payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that a Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

The average maturity of a Fund’s portfolio securities will vary based upon FAM’s assessment of economic and market conditions. The net asset value of the shares of common stock of closed-end investment companies, such as the Funds, which invest primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio generally can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio generally can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds.

Each Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. Also, each Fund may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. Each Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of a Fund’s total assets except during interim periods pending investment of the net proceeds of public offerings of that Fund’s securities or in anticipation of the repurchase or redemption of that Fund’s securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant.

Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that each Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in securities of a single issuer. However, each Fund’s investments in a single issuer will be limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. See “Comparison of the Fund — Tax Rules Applicable to the Funds and Their Stockholders.” Requirements for qualification as a RIC include, among others, limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy, among other requirements, the foregoing 5% requirement with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the securities of a small number of issuers, that Fund’s yield may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Portfolio Insurance

 Under normal circumstances, at least 80% of each Fund’s assets will be invested in Municipal Bonds either (i) insured under an insurance policy purchased by a Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. Each Fund will seek to limit its investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody’s. No assurance can be given that insurance from insurance carriers meeting these criteria will be available. See Appendix IV to this Joint Proxy Statement and Prospectus for a brief description of the insurance claims-paying ability ratings of S&P, Moody’s and Fitch. Currently, it is anticipated that a majority of the insured Municipal Bonds in each Fund’s portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. Each Fund also may purchase Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of the insured Municipal Bonds held by the Funds will be insured under policies obtained by parties other than the Funds.

Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the “Policies”) from insurance companies meeting the criteria set forth above that guarantee the payment of principal and interest on specified eligible Municipal Bonds purchased by the Fund. A Municipal Bond will be eligible for coverage if

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it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, a Fund that such nonpayment has occurred.

The Policies will be effective only with respect to insured Municipal Bonds beneficially owned by a Fund. In the event of a sale of any Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured Municipal Bonds or the value of the shares of a Fund.

The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by a Fund so long as such securities remain in that Fund’s portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to receive premiums when due. The Board of Directors of each Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

The premiums for the Policies are paid by each Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies currently ranges from approximately 0.02 of 1% to 0.15 of 1% of the principal amount of the Municipal Bonds covered by such Policies. This estimate is based on the expected composition of each Fund’s portfolio of Municipal Bonds. In instances in which the Funds purchase Municipal Bonds insured under policies obtained by parties other than the Funds, the Funds do not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Municipal Bonds.

It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM will be unable to manage the portfolio to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See “Net Asset Value” below for a more complete description of each Fund’s method of valuing defaulted securities and securities that have a significant risk of default.

No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to a Fund, that Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the Municipal Bonds held in that Fund’s portfolio. Although FAM periodically reviews the financial condition of each insurer, no assurance can be given that the insurers will be able to honor their obligations under all circumstances.

Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of insured Municipal Bonds will not receive timely scheduled payments of principal or interest). However, insured Municipal Bonds remain subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of Municipal Bonds

 Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including airports, public ports, mass commuting facilities, multifamily housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax even though such bonds may be PABs as discussed below. Also, for purposes of this Joint Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities that pay interesr that is exempt from Federal income tax will be considered Municipal Bonds.

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The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds are secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of principal and the interest when due on revenue bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Each Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in a Fund. There is no limitation on the percentage of each Fund’s assets that may be invested in Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.”

Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participation interests in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited tax power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of such property in the event of foreclosure might prove to be difficult and the proceeds thereof may not be sufficient to pay principal and interest when due on such obligations.

Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by each Fund.

Other Investment Policies

Each Fund has adopted certain other policies as set forth below:

Borrowings. Each Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since each Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date a Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of that Fund’s net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of a Fund will be established with its

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custodian, consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Indexed and Inverse Floating Obligations. Each Fund may invest in Municipal Bonds that yield a return based on a particular index of value or interest rates. For example, each Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, that Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, each Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, each Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for each Fund that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

Call Rights. Each Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

Repurchase Agreements. Each Fund may invest in Municipal Bonds and U.S. Government securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. A Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of that Fund’s net assets. In the event of default by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of the Common Stock, the net asset value of the Common Stock will fluctuate. No assurance can be given that a Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. No Fund has an obligation to enter into hedging transactions and each may choose not to do so.

Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders — Tax Treatment of Options and Futures Transactions.” In addition, in order to obtain ratings of the AMPS from one or more nationally recognized

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statistical rating organizations, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See “Rating Agency Guidelines” below.

The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund’s use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of that Fund without the approval of that Fund’s stockholders.

Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from a Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. None of the Funds may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

Each Fund receives a premium from writing a call option, which increases a Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as that Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, a Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by that Fund would exceed 5% of the market value of that Fund’s total assets.

Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Municipal Bonds that a Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial

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futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Municipal Bonds in which a Fund invests to make such hedging appropriate.

Over-The-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that such Fund adheres to certain restrictions. In particular, a Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of that Fund’s assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on that Fund’s existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of that Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with that Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

Although certain risks are involved in options and futures transactions, FAM believes that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Funds will not subject them to the risks associated with speculation in options and futures transactions.

The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, no assurance can be given that viable exchange markets will continue to be available.

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Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. No assurance can be given, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which that Fund has an open position in an option or financial futures contract.

The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

If it is not possible to close a financial futures position entered into by a Fund, that Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, that Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, a Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. (For this purpose and under the Investment Company Act, for the Common Stock and AMPS voting together as a single class “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock, but for the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS.) No Fund may:

1. Make investments for the purpose of exercising control or management.

2. Purchase or sell real estate, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.

4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

5. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

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Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provide that no Fund may:

a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related Municipal Bonds.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For so long as shares of AMPS are rated by Moody’s, no Fund will change these additional investment restrictions unless it receives written confirmation from Moody’s that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody’s.

FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but no assurance can be given that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines

Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with a Fund’s receipt of a rating for such shares on or prior to their date of original issue of at least “aaa” from Moody’s and AAA from S&P. Moody’s and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio

30

composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

 Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by a Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “The Reorganization — Risk Factors and Special Considerations — Ratings Considerations.”

For so long as any shares of a Fund’s AMPS are rated by Moody’s or S&P, as the case may be, a Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

There are differences in concentration among the types of securities held in the portfolio of each Fund. For Insured II, as of March 31, 2000, approximately 64.8% and 35.2% of its portfolio was invested in revenue bonds and general obligation bonds, respectively; for Insured III, approximately 86.1% and 13.9% of its portfolio was invested in revenue bonds and general obligation bonds, respectively; and for Insured IV, approximately 70% and 30% of its portfolio was invested in revenue bonds and general obligation bonds, respectively.

Although the investment portfolios of the Funds must satisfy the same standards with respect to credit quality, the actual securities owned by each Fund are different. As a result there are certain differences in the composition of the three investment portfolios. The tables below set forth ratings information as of March 31, 2000 for the Municipal Bonds held by each Fund.

Insured II

As of March 31, 2000, approximately 94.5% and 5.5% of the market value of Insured II’s portfolio was invested in long-term municipal obligations and short-term municipal obligations, respectively. The following table sets forth certain information with respect to the composition of Insured II’s long-term municipal obligation investment portfolio as of March 31, 2000.

S&P		Moody’s	Number of Issues	Value (in Thousands)	Percent
AAA		Aaa	34	$203,585	85.4%
AA		Aa	3	11,302	4.7
BBB		Baa	6	23,531	9.9
	Total		43	238,418	100.0%

*	Ratings: Using the higher of S&P’s or Moody’s rating on Insured II’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Appendix IV — “Ratings of Municipal Bonds.”

Insured III

As of March 31, 2000, approximately 95.8% and 4.2% of the market value of Insured III’s portfolio was invested in long-term municipal obligations and short-term municipal obligations, respectively. The following table sets forth certain information with respect to the composition of Insured III’s long-term municipal obligation investment portfolio as of March 31, 2000.

S&P		Moody’s	Number of Issues	Value (in Thousands)	Percent
AAA		Aaa	29	$132,762	86.3%
AA		Aa	4	13,972	9.1
A		A	1	3,987	2.6
BBB		Baa	1	3,068	2.0
	Total		35	153,789	100.0%

*	Ratings: Using the higher of S&P’s or Moody’s rating on Insured III’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Appendix IV — “Ratings of Municipal Bonds.”

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Insured IV

As of March 31, 2000, approximately 100% of the market value of Insured IV’s portfolio was invested in long-term municipal obligations. As of March 31, 2000, Insured IV did not have any investments in any short-term municipal obligations. The following table sets forth certain information with respect to the composition of Insured IV’s long-term municipal obligation investment portfolio as of March 31, 2000.

S&P		Moody’s	Number of Issues	Value (in Thousands)	Percent
AAA		Aaa	35	$77,555	94.8%
AA		Aa	3	4,285	5.2
	Total		38	$81,840	100.0%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Insured IV’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Appendix IV — “Ratings of Municipal Bonds.”

Portfolio Transactions

The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

None of the Funds has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

Each Fund also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers of such securities. Because an active trading market may not exist for such securities, the prices that a Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

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Portfolio Turnover

Generally, none of the Funds purchases securities for short-term trading profits. However, any Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by a Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the periods indicated is set forth below:

	Period February 26, 1999† to September 30, 1999	Period October 1, 1999 to March 31, 2000 (Unaudited)
Insured II	159.29%	103.65%

Period May 28, 1999† to October 31, 1999 (Unaudited)
Insured III	42.13%

Period September 24, 1999† to February 29, 2000 (Unaudited)
Insured IV	43.63%

†	Commencement of operations

Net Asset Value

The net asset value per share of Common Stock of each Fund is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by a Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of that Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

Each Fund determines and makes available for publication weekly the net asset value of its Common Stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

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Capital Stock

Each Fund has outstanding both Common Stock and AMPS. The Common Stock of Insured II and Insured III is traded on the NYSE. The Common Stock of Insured IV is traded on the AMEX. The shares of Insured II Common Stock commenced trading on the NYSE on March 8, 1999. As of March 31, 2000, the net asset value per share of Insured II Common Stock was $12.54 and the market price per share was $10.5625. The shares of Insured III Common Stock commenced trading on the NYSE on June 7, 1999. As of March 31, 2000, the net asset value per share of Insured III Common Stock was $13.06 and the market price per share was $11.375. The shares of Insured IV Common Stock commenced trading on the AMEX in October, 1999. As of March 31, 2000, the net asset value per share of Insured IV Common Stock was $15.15 and the market price per share was $12.75.

Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each Fund’s offering of shares of AMPS, Insured II reclassified 4,200 shares of unissued capital stock as AMPS, Insured III reclassified 2,714 shares of unissued capital stock as AMPS and Insured IV reclassified 1,266 shares of unissued capital stock as AMPS.

Common Stock

Holders of each Fund’s Common Stock are entitled to share equally in dividends declared by a Fund’s Board of Directors payable to holders of the Common Stock and in the net assets of a Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See “Voting Rights” and “Liquidation Rights of Holders of AMPS” below. Holders of a Fund’s Common Stock do not have preemptive or conversion rights and shares of a Fund’s Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

So long as any shares of a Fund’s AMPS or any other preferred stock are outstanding, holders of that Fund’s Common Stock will not be entitled to receive any dividends of or other distributions from that Fund unless all accumulated dividends on outstanding shares of that Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

Preferred Stock

The AMPS of each Fund have a similar structure. The AMPS of a Fund are shares of preferred stock of that Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of each Fund have a liquidation preference of $25,000 per share; the AMPS of the Funds are not traded on any stock exchange or over-the-counter. Each Fund’s AMPS can be purchased at an auction.

Auctions generally have been held and will be held every seven days for the AMPS of each Fund, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction date.

	Auction Date	Fund	Series	Dividend Rate
	May 18, 2000	Insured II	A	4.850%
	May 17, 2000	Insured II	B	4.850%
	May 16, 2000	Insured III	A	4.698%
	May 17, 2000	Insured IV	A	4.800%

Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund’s preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund’s AMPS equals its liquidation preference plus accumulated dividends per share.

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The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody’s and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charter

Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

 In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of a Fund’s shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,
•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or
•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund’s shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

In addition, conversion of a Fund to an open-end investment company would require an amendment to that Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of a Fund’s outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of that Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of a Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

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Management of the Funds

 Directors and Officers. The Board of Directors of Insured II and Insured III currently consists of the same seven persons, five of whom are not “interested persons,” as defined in the Investment Company Act, of Insured II and Insured III. The Board of Directors of Insured IV currently consists of seven persons, five of whom are not “interested persons,” as defined in the Investment Company Act, of Insured IV. Terry K. Glenn serves as a Director and President of each Fund, and Arthur Zeikel serves as a Director of each Fund. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Directors and officers of each Fund, see Appendix I — “Information Pertaining to Each Fund.”

The portfolio of Insured II is managed by Robert A. DiMella. The portfolio of Insured III is managed by William R. Bock and Mr. DiMella. The portfolio of Insured IV is managed by Fred K. Stuebe and Mr. DiMella. After the Reorganization, the portfolio of the Combined Fund will be managed by Mr. DiMella. The portfolio managers are primarily responsible for the management of the applicable Fund’s portfolio. Biographical information about Messrs. DiMella, Bock and Stuebe is contained in Appendix I to this Joint Proxy Statement and Prospectus.

Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. The Asset Management Group of ML & Co. (which includes FAM) acts as the investment adviser to more than 100 registered investment companies and offers services to individuals and institutional accounts. As of April 2000, the Asset Management Group of ML& Co. had a total of approximately $560 billion in investment company and other portfolio assets under management (approximately $35.4 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Each Fund’s investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of that Fund.

FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

For the services provided by FAM under each Fund’s investment advisory agreement, each Fund pays a monthly fee at an annual rate of 0.55% of its average weekly net assets (i.e., the average weekly value of the total assets of a Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. After the Reorganization, the Combined Fund would pay FAM a monthly fee at the annual rate of 0.55% of its average weekly net assets as described above. Since the commencement of operations of each Fund, FAM has waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. The above described fee waivers and expense reimbursements are voluntary and may be reduced or discontinued by FAM at any time without notice to stockholders.

Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of a Fund, as well as the compensation of all Directors of a Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services,

36

taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of a Fund or by a majority of the outstanding shares of a Fund’s Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of a Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

The Board of Directors of each Fund has approved a Code of Ethics under Rule 17j-l of the Investment Company Act that covers each Fund and FAM (collectively, the “Codes”). The Codes significantly restrict the personal investing activities of all employees of FAM and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

The Codes require that all employees of FAM preclear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of FAM include a ban on acquiring any securities in a “hot” initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that, at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by FAM. Furthermore, the Codes provide for trading “blackout periods,” which prohibit trading by investment personnel of each Fund within seven calendar days before or after trading by a Fund in the same or equivalent security.

Voting Rights

Voting rights are identical for the holders of shares of each Fund’s Common Stock. Holders of each Fund’s Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund’s AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

Voting rights of the holders of each Fund’s AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund’s AMPS will be entitled to one vote per share on each matter submitted to a vote of a Fund’s stockholders and will vote together with the holders of shares of a Fund’s Common Stock as a single class.

The shares of each Fund’s Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

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In connection with the election of a Fund’s Directors, holders of shares of a Fund’s AMPS, voting separately as a class, shall be entitled at all times to elect two of that Fund’s Directors, and the remaining Directors will be elected by holders of shares of that Fund’s Common Stock and shares of that Fund’s AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund’s AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any shares of a Fund’s preferred stock are entitled, together with the holders of shares of that Fund’s AMPS, to elect a majority of the Directors of that Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of that Fund’s AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

The affirmative vote of the holders of a majority of the outstanding shares of a Fund’s AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act.

Stockholder Inquiries

Stockholder inquiries with respect to any Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Dividends and Distributions

The Funds’ current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute all or a portion of its net investment income monthly to holders of a Fund’s Common Stock. Monthly distributions to holders of a Fund’s Common Stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund’s AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit it to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by that Fund during such period. For Federal tax purposes, a Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s Common Stock and AMPS. While any shares of a Fund’s AMPS are outstanding, that Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration (1) all accumulated dividends on its AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of its portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding shares of AMPS. If a Fund’s ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Stock. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.”

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Similarly, the Funds’ current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund’s AMPS are entitled to receive, when, as and if declared by the Fund’s Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund’s shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on that Fund’s Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for each Fund’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of the Funds intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund’s AMPS which may be in arrears.

Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Municipal Bonds, are exempt from Federal income tax, subject to the possible application of a Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and Their Stockholders” below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund’s AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Stock may be reinvested automatically in shares of a Fund’s Common Stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

If a Fund retroactively allocates any net capital gains or other income subject to regular Federal income tax to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, such Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will a Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

 Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s Common Stock is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by either State Street, as agent for Insured II stockholders in administering the Plan, or BONY, as agent for stockholders of Insured III and Insured IV in administering the Plan (each, a “Plan Agent”), in additional shares of the applicable Fund’s Common Stock. State Street will be the Plan Agent for the Combined Fund after the Reorganization. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in a Fund’s dividend reinvestment plan. Holders of a Fund’s Common Stock who are ineligible or elect not to participate in a Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY or State Street, as applicable, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY or State Street, as applicable, as dividend paying agent, at the addresses set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the applicable Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

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Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s Common Stock. The shares are acquired by the applicable Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of a Fund’s Common Stock from that Fund (“newly-issued shares”) or (ii) by purchase of outstanding shares of a Fund’s Common Stock on the open market (“open-market purchases”), on the NYSE (Insured II and Insured III), AMEX (Insured IV) or elsewhere. If on the payment date for the dividend, the net asset value per share of a Fund’s Common Stock is equal to or less than the market price per share of that Fund’s Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the applicable Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of a Fund’s Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the applicable Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the applicable Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the applicable Plan Agent has completed its open-market purchases, the market price of a share of a Fund’s Common Stock exceeds the net asset value per share, the average per share purchase price paid by the applicable Plan Agent may exceed the net asset value of that Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the applicable Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the applicable Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

The applicable Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the applicable Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The applicable Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the applicable Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

There are no brokerage charges with respect to shares issued directly by any Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the applicable Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.”

Stockholders participating in a Plan may receive benefits not available to stockholders not participating in that Plan. If the market price (plus commissions) of a Fund’s shares of Common Stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund’s Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such

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shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders” for a discussion of the tax consequences of each Plan.

Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

After the Reorganization, a holder of shares of an Acquired Fund who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares in an Acquired Fund and in Insured II, after the Reorganization, the stockholder’s election with respect to the dividends of Insured II will control unless the stockholder specifically elects a different option at that time. The principal business address for BONY in its capacity as Plan Agent for each Acquired Fund is 101 Barclay Street, New York, New York 10286. Following the Reorganization, all correspondence should be directed to the Plan Agent for Insured II as follows: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Mutual Fund Investment Option

A holder of Common Stock of any Fund, who purchased his or her shares through Merrill Lynch in a Fund’s initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of Common Stock of an Acquired Fund who qualifies for this option will have the same option with respect to the shares of Insured II Common Stock received in the Reorganization.

Liquidation Rights of Holders of AMPS

Upon any liquidation, dissolution or winding up of any Fund, whether voluntary or involuntary, the holders of shares of that Fund’s AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of that Fund’s Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of a Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund’s AMPS will not be entitled to any further participation in any distribution of assets by that Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of that Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of that Fund for this purpose.

Tax Rules Applicable to the Funds and Their Stockholders

The tax consequences of investing in shares of Common Stock or AMPS of each Fund are identical. The Funds have elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. Insured II intends to continue to distribute substantially all of its income following the Reorganization.

Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a)

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of the Code (relating generally to obligations of a state or local governmental unit), that Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of IDBs or PABs, if any, held by a Fund.

The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund, as well as the Insured II Series C AMPS to be issued by Insured II, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to all three Funds, the shares of each Fund’s currently outstanding AMPS, as well as the Insured II Series C AMPS to be issued by Insured II, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the stockholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

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The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, Insured II will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, B and C. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by that Fund and the total dividends paid on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

In the opinion of Brown & Wood LLP, counsel to all three Funds, under current law the manner in which each Fund allocates, and Insured II will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including, for Insured II, its Series A AMPS, Series B AMPS and, after the Reorganization, the newly issued Series C AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund’s calculation of each class’ allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund’s method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate a Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court its allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “activity bonds” issued after August 7, 1986. As set forth above, “private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

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The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, that Fund will be required to suspend distributions to holders of its Common Stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent a Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize that Fund’s qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by that Fund would be fully taxable to stockholders for Federal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to that Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Funds have issued and that Insured II contemplates issuing may raise a question as to whether distributions on such preferred stock are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by Insured II will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income taxes. Additionally, the Funds would be subject to a Federal alternative minimum tax.

Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and Insured II intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

The value of shares acquired pursuant to a Fund’s dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a premium over net asset value, that Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of such Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in a Fund’s dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to that Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

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Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Appendix II), (i) Insured II will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Insured III, in exchange solely for shares of an equal aggregate value of Insured II Common Stock and Insured II Series C AMPS to be issued by Insured II and (ii) Insured II will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Insured IV, in exchange solely for shares of an equal aggregate value of Insured II Common Stock and Insured II Series C AMPS to be issued by Insured II. The number of shares of Insured II Common Stock issued to each Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of Common Stock of that Acquired Fund (except that cash will be paid in lieu of any fractional shares), and the number of shares of Insured II Series C AMPS issued to each Acquired Fund, will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of each such Fund’s AMPS. Upon receipt by the Acquired Funds of such shares, the Acquired Funds will (i) distribute the shares of Insured II Common Stock to the holders of Insured III Common Stock and Insured IV Common Stock, as applicable, in exchange for their shares of Common Stock in the Acquired Funds and (ii) distribute the shares of Insured II Series C AMPS to the holders of Insured III AMPS and Insured IV AMPS, as applicable, in exchange for their shares of AMPS in the Acquired Funds. Insured II will file Articles Supplementary establishing the powers, rights and preferences of the Insured II Series C AMPS with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the “Exchange Date”), each Acquired Fund will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.

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Each Acquired Fund will distribute the shares of Insured II Common Stock and the shares of Insured II Series C AMPS received by it pro rata to its holders of record of Common Stock and AMPS, as applicable, in exchange for such stockholders’ shares in the Acquired Funds. Such distribution will be accomplished by opening new accounts on the books of Insured II in the names of the common and preferred stockholders of each Acquired Fund and transferring to those stockholder accounts the Insured II Common Stock or Insured II Series C AMPS previously credited on those books to the accounts of the Acquired Funds. Each newly-opened account on the books of Insured II for the previous holders of Common Stock of the Acquired Funds would represent the respective pro rata number of shares of Insured II Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of Insured II Common Stock will be issued. In lieu thereof, Insured II’s transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of Insured II Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Stock certificates of the applicable Acquired Fund. Similarly, each newly-opened account on the books of Insured II for the previous holders of AMPS of an Acquired Fund would represent the respective pro rata number of shares of Insured II Series C AMPS due such holder of AMPS. See “Surrender and Exchange of Stock Certificates” below for a description of the procedures to be followed by the stockholders of the Acquired Funds to obtain their Insured II Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in “street name” by The Depository Trust Company, all transfers are accomplished by book entry.

Accordingly, as a result of the Reorganization, every holder of Common Stock of an Acquired Fund would own shares of Insured II Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder’s Common Stock immediately prior to the Exchange Date. Since the Insured II Common Stock would be issued at net asset value and the shares of Common Stock of the Acquired Funds would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of each Fund will not be diluted as a result of the Reorganization. Similarly, since the Insured II Series C AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of the Acquired Funds, holders of AMPS of each Fund will not be diluted as result of the Reorganization. However, as a result of the Reorganization, a stockholder of any Fund likely will hold a reduced percentage of ownership in the Combined Fund than he or she held in Insured II, Insured III or Insured IV.

Procedure

At a meeting of the Board of Directors of each Fund, the Board of Directors of each Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of each Fund for approval.

Also, the Board of Directors of Insured II approved the filing of Articles Supplementary establishing the powers, rights and preferences of the Insured II Series C AMPS in order that they may be distributed to holders of AMPS of each Acquired Fund as part of the Reorganization.

As a result of such Board approvals, the Funds have jointly filed this proxy statement with the SEC soliciting a vote of the stockholders of each Fund to approve the Reorganization. The costs of such solicitation are to be paid by Insured II after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each Fund. Special meetings of stockholders of each Fund will be held on June 27, 2000. If the stockholders of all three Funds approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect.

The Boards of Directors of Insured II, Insured III and Insured IV recommend that the stockholders of the respective Funds approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Appendix II.

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Valuation of Assets and Liabilities. The respective assets of each Fund will be valued on the business day prior to the Exchange Date (the “Valuation Date”). The valuation procedures are the same for all three Funds: net asset value per share of the Common Stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by each Board of Directors.

Distribution of Insured II Common Stock and Insured II Series C AMPS. On the Exchange Date, Insured II will issue to each Acquired Fund a number of shares of Insured II Common Stock the aggregate net asset value of which will equal the respective aggregate net asset value of shares of Common Stock of the Acquired Fund on the Valuation Date. Each holder of Common Stock of an Acquired Fund will receive the number of shares of Insured II Common Stock corresponding to his or her proportionate interest in the respective aggregate net asset value of the Common Stock of the Acquired Fund, as applicable.

     On the Exchange Date, Insured II also will issue (i) to Insured III a number of shares of Insured II Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of Insured III AMPS on the Valuation Date and (ii) to Insured IV a number of shares of Insured II Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of Insured IV AMPS on the Valuation Date. Each holder of AMPS of an Acquired Fund will receive the number of shares of Insured II Series C AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the AMPS of the Acquired Fund. No sales charge or fee of any kind will be charged to stockholders of the Acquired Funds in connection with their receipt of Insured II Common Stock or Insured II Series C AMPS in the Reorganization. Holders of Insured IV AMPS will find that the auction date and dividend payment date for the Insured II Series C AMPS received in the Reorganization fall on different days of the week than the auction date and dividend payment date of the AMPS currently held. Any such change in the auction date and dividend payment date will not adversely affect the value of a holder’s AMPS. It is anticipated that the auction for Insured II Series C AMPS will be held on Tuesday; the Insured III AMPS are also auctioned on Tuesday, but the Insured IV AMPS are auctioned on Wednesday. The auction procedures for all of the AMPS are substantially similar. As a result of the Reorganization, the last dividend period for the AMPS of each Acquired Fund prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

Expenses. Insured II shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes for such board meetings, accounting fees associated with each Fund’s financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the Combined

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Fund so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each Fund. No Fund shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

Required Approvals. Under the Articles of Incorporation of each Fund (including Articles Supplementary establishing the powers, rights and preferences of each series of AMPS of each Fund), relevant Maryland law and the rules of the NYSE and AMEX, stockholder approval of the Agreement and Plan requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock and AMPS of a Fund, voting together as a single class, and more than 50% of the outstanding shares of AMPS, voting separately as a single class. Because of the requirement that the Agreement and Plan be approved by the stockholders of all three Funds, the Reorganization will not take place if the stockholders of any one Fund do not approve the Agreement and Plan.

Deregistration and Dissolution. Following the transfer of the assets and liabilities of the Acquired Funds and the distribution of shares of Insured II Common Stock and Insured II Series C AMPS to stockholders of the Acquired Funds, in accordance with the foregoing, each Acquired Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each Fund as described above, a favorable IRS ruling or an opinion of counsel being received with respect to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement, Termination. Under the Agreement and Plan, the Board of Directors of any Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of any Fund) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of the three Funds and (ii) by the Board of Directors of any Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization

 In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the Combined Fund. With respect to each Acquired Fund, following the Reorganization their respective stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of the Acquired Fund. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds’ portfolios of Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of Municipal Bonds. The Boards also considered the relative tax positions of the portfolios of the Funds. As of March 31, 2000, each Fund had net realized capital losses; Insured II and Insured III had significant realized capital losses that will be shared by the stockholders of the Combined Fund. Please see “Pro Forma Combined Statement of Assets and Liabilities.” As a result of the Reorganization and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Combined Fund to use the net realized capital losses of another Fund to offset future net realized capital gains of the Combined Fund, if any. Based on these factors, the Boards concluded that the Reorganization will potentially benefit the stockholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).

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The Combined Fund that would result from the Reorganization would have a larger asset base than any of the Funds has currently. Based on data presented by FAM, the Board of Directors of each Fund believes that administrative expenses for the Combined Fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the Combined Fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Combined Fund.

As stated above, since the commencement of operations of each Fund, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. It is not anticipated that FAM will waive its advisory fee or reimburse certain expenses with respect to Insured II, Insured III and Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization. The table below sets forth the total annualized operating expense ratio for Insured II, Insured III, Insured IV and the Combined Fund (excluding any advisory fee waivers and expense reimbursements) based on their respective net assets (excluding assets attributable to AMPS) as of March 31, 2000.

		Net Assets (Excluding Assets Attributable to AMPS) as of March 31, 2000	Total Annualized Operating Expense Ratio*
	Insured II	$138,164,211	1.24%
	Insured III	$ 88,918,267	1.32%
	Insured IV	$ 52,150,500	1.42%
	Combined Fund	$279,232,978	1.17%

*	Including fee waivers and expense reimbursements, the total annualized operating expense ratios for Insured II, Insured III, Insured IV and the Combined Fund would have been 1.08%, 0.99%, 1.11% and 1.00%, respectively.

The table below sets forth the total annualized operating expense ratio for Insured II, Insured III, Insured IV and the Combined Fund (excluding any advisory fee waivers and expense reimbursements) based on their respective net assets (including assets attributable to AMPS) as of March 31, 2000.

		Net Assets (Including Assets Attributable to AMPS) as of March 31, 2000	Total Annualized Operating Expense Ratio*
	Insured II	$243,164,211	0.70%
	Insured III	$156,768,267	0.75%
	Insured IV	$ 83,800,500	0.88%
	Combined Fund	$483,732,978	0.68%

*	Including fee waivers and expense reimbursements, the total annualized operating expense ratios for Insured II, Insured III, Insured IV and the Combined Fund would have been 0.61%, 0.56%, 0.69% and 0.58%, respectively.

Management projections estimate that the Combined Fund will have net assets in excess of $483 million (including assets attributable to AMPS) upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, the Combined Fund should be able to purchase larger amounts of Municipal Bonds at more favorable prices than any Fund separately and, with this greater purchasing power, request improvements in the terms of the Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

 Based on the foregoing, the Boards concluded that the Reorganization is in the best interests of the stockholders of each Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above.

In approving the Reorganization, the Boards determined that the Reorganization is in the best interests of each Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of each Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the Combined Fund after the Reorganization of approximately $0.02 as a result of the estimated costs of the Reorganization, management of each Fund advised

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its Board that it expects that such costs would be recovered within approximately six months to two years after the Exchange Date due to the anticipated decrease in the operating expense ratio of the Combined Fund.

It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of any Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of any of the Funds and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of any Fund.

Surrender and Exchange of Stock Certificates

After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of Common Stock of an Acquired Fund will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of Insured II Common Stock distributable with respect to such holder’s shares of Common Stock of the Acquired Fund, together with cash in lieu of any fractional shares of Common Stock. Promptly after the Exchange Date, the transfer agent for the Insured II Common Stock will mail to each holder of certificates formerly representing shares of Common Stock of an Acquired Fund a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of Insured II Common Stock and cash in lieu of any fractional shares of Common Stock.

Shares of AMPS are held in “street name” by The Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

If Prior To The Reorganization You Held:	After The Reorganization, You Will Hold:
Insured II Common Stock	Insured II Common Stock
Insured II Series A AMPS	Insured II Series A AMPS
Insured II Series B AMPS	Insured II Series B AMPS
Insured III Common Stock	Insured II Common Stock
Insured III Series A AMPS	Insured II Series C AMPS
Insured IV Common Stock	Insured II Common Stock
Insured IV Series A AMPS	Insured II Series C AMPS

 Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, common stockholders of the Acquired Funds will be furnished with instructions for exchanging their stock certificates for Insured II stock certificates and, if applicable, cash in lieu of fractional shares.

From and after the Exchange Date, certificates formerly representing shares of Common Stock of an Acquired Fund will be deemed for all purposes to evidence ownership of the number of full shares of Insured II Common Stock distributable with respect to the shares of the Acquired Fund held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of Common Stock of an Acquired Fund as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of Common Stock of Insured II, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of an Acquired Fund, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

From and after the Exchange Date, there will be no transfers on the stock transfer books of any Acquired Fund. If, after the Exchange Date, certificates representing shares of Common Stock of an Acquired Fund are presented to Insured II, they will be canceled and exchanged for certificates representing Common Stock of Insured II, as applicable, and cash in lieu of fractional shares of Common Stock, if any, distributable with respect to such Common Stock in the Reorganization.

Tax Consequences of the Reorganization

 General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and Insured II intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by each Acquired Fund for Insured II Common Stock and Insured II Series C AMPS, as described above, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Acquired Fund and Insured II will be deemed a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or

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loss will be recognized to the Acquired Funds as a result of the Reorganization or on the distribution of Insured II Common Stock and Insured II Series C AMPS to the respective stockholders of the Acquired Funds under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Insured II as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Acquired Funds on the receipt of Insured II Common Stock and Insured II Series C AMPS in exchange for their corresponding shares of Common Stock or AMPS of an Acquired Fund (except to the extent that common stockholders receive cash representing an interest in fractional shares of Insured II Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of the Acquired Funds in the hands of Insured II will be the same as the tax basis of such assets in the hands of the Acquired Fund that transferred them immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Insured II Common Stock and Insured II Series C AMPS received by the stockholders of the Acquired Funds in the Reorganization will be equal to the tax basis of the Common Stock or AMPS of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Insured II Common Stock and Insured II Series C AMPS will be determined by including the period for which such stockholder held the Common Stock or AMPS of the Acquired Fund exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Insured II’s holding period with respect to the assets of the Acquired Funds transferred will include the period for which such assets were held by the Acquired Fund; (ix) the payment of cash to common stockholders of an Acquired Fund in lieu of fractional shares of Insured II Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the Insured II fractional shares; and (x) the taxable year of each Acquired Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Insured II will succeed to and take into account certain tax attributes of the Acquired Funds, such as earnings and profits, capital loss carryovers and method of accounting.

As noted in the discussion under “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders,” a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of Insured II Series C AMPS pursuant to the Agreement and Plan Reorganization in addition to the already existing Insured II Series A AMPS and Insured II Series B AMPS will not cause distributions on any series of Insured II AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, Insured II could lose the special tax treatment afforded RICs. In this case, dividends on the shares of Insured II Common Stock and Insured II AMPS would not be exempt from Federal income tax. Additionally, Insured II would be subject to a Federal alternative minimum tax.

Under Section 381(a) of the Code, Insured II will succeed to and take into account certain tax attributes of the Acquired Funds, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Insured II.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Regulated Investment Company Status. The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization Insured II intends to continue to so qualify.

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Capitalization

The following table sets forth as of March 31, 2000 (i) the capitalization of Insured II, (ii) the capitalization of Insured III, (iii) the capitalization of Insured IV and (iv) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of Insured II, Insured III, Insured IV and Combined Fund as of March 31, 2000

	Insured II	Insured III	Insured IV	Pro Forma Adjustment	Combined Fund as Adjusted(a)
Net Assets:
Net Assets Attributable to Common Stock	$138,164,211	$88,918,267	$52,150,500	(2,224,577)	$277,008,401
Net Assets Attributable to AMPS	$105,000,000	$67,850,000	$31,650,000	—	$204,500,000
Shares Outstanding:
Common Stock	11,015,719	6,806,667	3,441,482	996,507	22,260,375	(b)
AMPS
Series A	2,100	2,714	1,266	(3,980)	2,100
Series B	2,100	—			2,100
Series C	—	—		3,980	3,980	(b)
Net Asset Value Per Share:
Common Stock	$ 12.54	$ 13.06	$ 15.15	—	$ 12.44	(c)
AMPS	$ 25,000	$ 25,000	$ 25,000	—	$ 25,000

(a)	The adjusted balances are presented as if the Reorganization had been consummated on March 31, 2000 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of approximately $335,400. No assurance can be given about how many shares of Insured II Common Stock will be received by holders of Common Stock of Insured III or Insured IV on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of Insured II Common Stock that actually will be received on or after such date.
(b)	Assumes the issuance of 11,244,656 shares of Insured II Common Stock and one newly-created series of AMPS consisting of 3,980 Series C shares, in exchange for the net assets of each of Insured III and Insured IV. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions, on March 31, 2000.
(c)	Net Asset Value Per Share of Common Stock net of Reorganization-related expensesof $335,400 and distribution of undistributed net investment income of $919,091 for Insured II, $618,541 for Insured III and $351,572 for Insured IV.

52

INFORMATION CONCERNING THE SPECIAL MEETINGS

Date, Time and Place of Meetings

 The Meetings will be held on June 27, 2000 at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Appendix I to this Joint Proxy Statement and Prospectus.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the proposal to approve the Agreement and Plan. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

 Only holders of record of shares of Common Stock or AMPS of a Fund at the close of business on the Record Date are entitled to vote at a Meeting or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding listed in Appendix I to this Joint Proxy Statement and Prospectus.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the Funds, as of the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of any Fund.

As of the Record Date, the Directors and officers of Insured II as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Insured II Common Stock and owned no Insured II AMPS.

As of the Record Date, the Directors and officers of Insured III as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Insured III Common Stock and owned no Insured III AMPS.

 As of the Record Date, the Directors and officers of Insured IV as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Insured IV Common Stock and owned no Insured IV AMPS.

On the Record Date, Mr. Glenn, a Director and an officer of each Fund, Mr. Zeikel, a Director of each Fund, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of Common Stock and AMPS of each of the Funds is entitled to one vote. Approval of the Agreement and Plan requires the approval of each Fund. With respect to each Fund, approval of the Agreement and Plan requires the affirmative vote of stockholders representing (i) a majority of the outstanding shares of a Fund’s Common Stock and AMPS, voting together as a single class, and (ii) a majority of the outstanding shares of a Fund’s AMPS, voting separately as a single class.

For purposes of any vote at a Meeting that requires the approval of the outstanding shares of a Fund’s Common Stock and AMPS, voting together as a single class, a quorum consists of one-third of the shares entitled to vote at that Meeting. For purposes of any vote at a Meeting that requires the approval of the outstanding shares of a Fund’s AMPS, voting separately as a single class, a quorum consists of one-third of the shares entitled to vote separately as a single class at that Meeting. If, by the time scheduled for each Meeting, a quorum of the applicable Fund’s stockholders is not present, or if a quorum is present but sufficient votes to take action upon the Agreement and Plan are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from

53

stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of a Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund’s stockholders.

Appraisal Rights

Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as each Acquired Fund, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the commmon stockholders of each Acquired Fund will be bound by the terms of the Reorganization, if approved at the Meetings. However, any common stockholder of an Acquired Fund may sell his or her shares of Common Stock at any time on the NYSE (Insured II and Insured III) or AMEX (Insured IV). Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by an Acquired Fund will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of the Acquired Funds, neither holders of Insured II Common Stock nor holders of Insured II Series A AMPS or Insured II Series B AMPS are entitled to appraisal rights under Mayland law.

Under Maryland law, a holder of AMPS of any Acquired Fund desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with the applicable Acquired Fund a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on Insured II for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Reorganization (Insured II is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in clause (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of Insured II. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

ADDITIONAL INFORMATION

 The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Joint Proxy Statement and Prospectus will be borne by Insured II, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each Fund. If the Reorganization is not approved, these expenses will be allocated among the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

 In order to obtain the necessary quorums at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained [Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by the Funds of approximately $7,500, plus aggregate out-of-pocket expenses of approximately $12,000.

Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. With respect to shares of Common Stock of each Fund, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the

54

approval of the Agreement and Plan. Shares of AMPS of a Fund held in “street name,” however, may be voted without instructions under certain conditions by broker-dealer firms with respect to Item 1 and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. With respect to each Fund, these conditions include, among others, that (i) at least 30% of that Fund’s AMPS outstanding have voted on Item 1, (ii) less than 10% of that Fund’s AMPS outstanding have voted against Item 1 and (iii) holders of that Fund’s Common Stock have voted to approve Item 1. In such instances, the broker-dealer firm will vote that Fund’s shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on Item 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the Reorganization.

 This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that Insured II has filed with the SEC under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, 13th Floor, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning Insured II and Insured III can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Reports, proxy statements and other information concerning Insured IV can also be inspected at the offices of the American Stock Exchange, 980 Washington Boulevard, Gaithersburg, Maryland 20878.

CUSTODIAN

State Street acts as the custodian for cash and securities of Insured II. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. BONY acts as the custodian for cash and securities of each Acquired Fund. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of Insured II, pursuant to a registrar, transfer agency and service agreement with Insured II. The principal business address of State Street in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of each Acquired Fund, pursuant to a separate registrar, transfer agency and service agreement with each Acquired Fund. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286.

BONY serves as the transfer agent, dividend disbursing agent, registrar and auction agent to Insured II, Insured III and Insured IV, in connection with their respective AMPS, pursuant to separate registrar, transfer agency, dividend disbursing agency and service agreements with each Fund. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286.

55

LEGAL PROCEEDINGS

There are no material legal proceedings to which any Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Brown & Wood LLP, New York, New York.

EXPERTS

 Ernst & Young LLP, independent auditors, have audited the financial statements and financial highlights of Insured II as of September 30, 1999 as set forth in their report which appears in this Joint Proxy Statement and Prospectus. The financial statements and financial highlights of Insured II are included in reliance upon their report, given on their authority as experts in accounting and auditing.

Ernst & Young LLP will serve as the independent auditors for the Combined Fund after the Reorganization. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830-0471.

STOCKHOLDER PROPOSALS

 The 2000 Annual Meetings of Insured II, Insured II and Insured IV are expected to be held in December 2000. If a stockholder of a Fund intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, and desires to have the proposal included in that Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of Insured II, Insured III and Insured IV by July 12, 2000.

By Order of the Boards of Directors

BRADLEY J. LUCIDO Secretary MuniHoldings Insured Fund II, Inc. and MuniHoldings Insured Fund III, Inc.

WILLIAM E. ZITELLI, JR. Secretary MuniHoldings Insured Fund IV, Inc.
Plainsboro, New Jersey Dated: May 24, 2000

56

F-1

Audited Financial Statements for MuniHoldings Insured Fund II, Inc. for the Period February 26, 1999 to September 30, 1999

F-2

                          MuniHoldings Insured Fund II, Inc., September 30, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material
misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at
September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from
February 26, 1999 to September 30, 1999 in conformity with generally accepted accounting principles.

Ernst & Young LLP
MetroPark, New Jersey
October 22, 1999

                                      F-3

                                                                 MuniHoldings Insured Fund II, Inc., September 30, 1999
SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

                S&P      Moody's   Face                                                                          Value
STATE         Ratings    Ratings  Amount    Issue                                                              (Note 1a)

Alabama--3.0%   AAA       NR*     $ 8,570   Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124,
                                            6.62% due 2/01/2036 (b)(e)                                         $   7,225

California      AAA       Aaa       8,000   California State, GO, 5% due 10/01/2023 (d)                            7,215
--17.3%         BBB       NR*       2,500   Contra Costa County, California, Public Financing Authority,
                                            Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                            Redevelopment), 5.25% due 8/01/2028                                    2,201
                AAA       Aaa      15,000   Los Angeles, California, Unified School District, GO, Series A,
                                            5% due 7/01/2021 (b)                                                  13,630
                AAA       Aaa      10,000   San Francisco, California, City and County Airport Commission,
                                            International Airport Revenue Bonds, Second Series, Issue 15-B,
                                            4.50% due 5/01/2028 (d)                                                8,124
                AAA       NR*       2,000   Santa Clara, California, Unified School District, GO, 5% due
                                            8/01/2022 (b)                                                          1,810
                AAA       Aaa      10,000   University of California, Revenue Refunding Bonds (Multiple
                                            Purpose Projects), Series E, 5.125% due 9/01/2020 (d)                  9,291

Connecticut     NR*       Baa3      8,500   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
--3.2%                                      Refunding Bonds, Sub-Series B, 5.75% due 9/01/2027                   7,899

Florida--2.7%   AAA       Aaa       5,000   Lake County, Florida, School Board, COP, 5% due 7/01/2023 (d)          4,470
                NR*       Aaa       2,500   Orange County, Florida, School Board, COP, RIB, Series 130,
                                            6.36% due 8/01/2023 (d)(e)                                             2,147

Georgia--1.7%   AAA       Aaa       4,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series B, 5.10% due
                                            7/01/2020 (d)                                                          4,127

Hawaii--4.1%    AAA       Aaa      10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)                 10,106

Illinois--8.5%  AAA       Aaa      10,000   Chicago, Illinois, Board of Education, GO (Chicago School
                                            Reform), Series A, 5.25% due 12/01/2022 (a)                            9,148
                AAA       Aaa       3,400   Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds,
                                            5.50% due 1/01/2023 (d)                                                3,237
                AAA       Aaa       5,000   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                            Power Company Project), Series A, 5.40% due 3/01/2028 (d)              4,612
                AAA       Aaa       4,000   Melrose Park, Illinois, Water Revenue Bonds, Series A, 5.20%
                                            due 7/01/2018 (d)                                                      3,697

Indiana--3.7%   AAA       NR*       9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                            Revenue Bonds (First Mortgage), 5.75% due 1/15/2022 (c)                9,142

Massachusetts   AAA       Aaa       8,635   Massachusetts Bay Transportation Authority, Massachusetts,
--3.1%                                      Revenue Refunding Bonds (General Transportation System),
                                            Series B, 5% due 3/01/2028 (d)                                         7,548

Mississippi     BBB-      Ba1       3,550   Mississippi Business Finance Corporation, Mississippi, PCR,
--1.3%                                      Refunding (System Energy Resources Inc. Project), 5.90%
                                            due 5/01/2022                                                          3,286

New Jersey      AAA       Aaa       3,595   New Jersey EDA, Revenue Bonds (Transportation Project Sub-Lease),
--3.0%                                      Series A, 5% due 5/01/2008 (c)                                       3,617
                AAA       Aaa       3,800   New Jersey State Housing and Mortgage Finance Agency, Revenue
                                            Refunding Bonds (Home Buyer), AMT, Series AA, 5.90% due
                                            10/01/2029 (d)                                                         3,758

New York                                    Long Island Power Authority, New York, Electric System Revenue
--18.5%                                     Refunding Bonds, Series A:
                AAA       Aaa      15,000     5.125% due 12/01/2022 (c)                                           13,650

                                       F-4

                AAA       Aaa      10,000     5.50% due 12/01/2029 (d)                                             9,574
                AAA       Aaa       5,500   Metropolitan Transportation Authority, New York, Dedicated Tax
                                            Fund Revenue Bonds, Series A, 5% due 4/01/2023 (b)                     4,901
                AAA       Aaa      10,000   Nassau Health Care Corporation, New York, Health System Revenue
                                            Bonds, 5.75% due 8/01/2022 (c)                                         9,899
                AAA       Aaa       7,500   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)                      7,378

Ohio--3.9%      BBB+      Baa2      5,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                            Project), AMT, 5.60% due 8/01/2032                                     4,504
                AAA       Aaa       5,260   Ohio State Water Development Authority Revenue Bonds (Water
                                            Development-Community Assistance), 5.375% due 12/01/2024 (a)           5,012

Pennsylvania    NR*       Aaa       4,015   Beaver County, Pennsylvania, GO, Refunding, 5.15% due
--8.2%                                      10/01/2017 (d)                                                       3,746
                NR*       Aaa       5,600   Lycoming County, Pennsylvania, College Authority Revenue
                                            Bonds (Pennsylvania College of Technology), 5.25% due
                                            7/01/2018 (d)                                                          5,281
                AAA       Aaa       5,450   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                            Revenue Refunding Bonds, Senior Series A, 4.75% due 12/01/2027 (a)     4,535
                AAA       Aaa       7,500   Philadelphia, Pennsylvania, GO, 5% due 5/15/2025 (d)                   6,622

Rhode                                       Providence, Rhode Island, Public Building Authority, General
Island--2.3%                                Revenue Bonds (School and Public Facilities Projects),
                                            Series A (a):
                AAA       Aaa       2,785     5.25% due 12/15/2017                                                 2,632
                AAA       Aaa       1,435     5.25% due 12/15/2018                                                 1,350
                AAA       Aaa       1,855     5.25% due 12/15/2019                                                 1,736

Tennessee       AAA       Aaa       7,000   Harpeth Valley, Tennessee, Davidson and Williamson Counties
--2.5%                                      Utilities District, Utilities Improvement Revenue Bonds, 5%
                                            due 9/01/2028 (d)                                                      6,157

Texas--14.3%    AAA       NR*      15,260   Colorado River, Texas, Municipal Water District, Revenue
                                            Refunding Bonds, RIB, Series 119, 6.165% due 1/01/2021 (a)(e)         12,571
                AA        Aa3       6,000   Harris County, Texas, Health Facilities Development
                                            Corporation, Revenue Refunding Bonds (School Health Care
                                            System), Series B, 5.75% due 7/01/2027 (f)                             6,004
                AAA       Aaa      17,775   Texas State Turnpike Authority, Dallas North Thruway Revenue
                                            Bonds (President George Bush Turnpike), 5.25% due 1/01/2023 (b)       16,385

                Total Investments (Cost--$259,898)--101.3%                                                       248,227

                Liabilities in Excess of Other Assets--(1.3%)                                                     (3,298)
                                                                                                               ---------
                Net Assets--100.0%                                                                             $ 244,929
                                                                                                               =========

             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
             (f)Escrowed to maturity.
               *Not Rated.
                Ratings of issues shown have not been audited by Ernst & Young LLP.

                See Notes to Financial Statements.
Portfolio Abbreviations

To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have
abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax
     (subject to)
COP  Certificates of Participation
EDA  Economic Development Authority
GO   General Obligation Bonds
PCR  Pollution Control Revenue
     Bonds
RIB  Residual Interest Bonds

                                       F-5

                                                                  MuniHoldings Insured Fund II, Inc., September 30, 1999
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of September 30, 1999

Assets:             Investments, at value (identified cost--$259,898,232)(Note 1a)                          $248,226,576
                    Cash                                                                                          10,072
                    Receivables:
                      Interest                                                             $  3,463,188
                      Securities sold                                                         1,496,833        4,960,021
                                                                                           ------------
                    Prepaid expenses                                                                              15,528
                                                                                                            ------------
                    Total assets                                                                             253,212,197
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,793,982
                      Dividends to shareholders (Note 1f)                                       269,552
                      Offering costs (Note 1e)                                                   54,000
                      Investment adviser (Note 2)                                                 9,916        8,127,450
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       155,285
                                                                                                            ------------
                    Total liabilities                                                                          8,282,735
                                                                                                            ------------

Net Assets:         Net assets                                                                              $244,929,462
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (4,200 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $105,000,000
                      Common Stock, par value $.10 per share (10,996,667 shares
                      issued and outstanding)                                              $  1,099,667
                    Paid-in capital in excess of par                                        162,650,964
                    Undistributed investment income--net                                        917,886
                    Accumulated realized capital losses on investments--net                 (13,067,399)
                    Unrealized depreciation on  investments--net                            (11,671,656)
                                                                                           ------------
                    Total--Equivalent to $12.72 net asset value per share of Common
                    Stock (market price--$12.00)                                                             139,929,462
                                                                                                            ------------
                    Total capital                                                                           $244,929,462
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

                                       F-6

STATEMENT OF OPERATIONS

                    For the Period February 26, 1999++ to September 30, 1999

Investment          Interest and amortization of premium and discount earned                                $  7,993,134
Income
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    806,576
                    Commission fees (Note 4)                                                    140,885
                    Professional fees                                                            37,901
                    Accounting services (Note 2)                                                 31,252
                    Transfer agent fees                                                          23,354
                    Directors' fees and expenses                                                 20,214
                    Printing and shareholder reports                                             11,487
                    Custodian fees                                                                9,209
                    Listing fees                                                                  9,149
                    Pricing fees                                                                  3,530
                    Other                                                                         7,980
                                                                                           ------------
                    Total expenses before reimbursement                                       1,101,537
                    Reimbursement of expenses (Note 2)                                         (547,658)
                                                                                           ------------
                    Total expenses after reimbursement                                                           553,879
                                                                                                            ------------
                    Investment income--net                                                                     7,439,255
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (13,067,399)
Unrealized          Unrealized depreciation on investments--net                                              (11,671,656)
Loss on                                                                                                     ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $(17,299,800)
(Notes 1b,                                                                                                  ============
1d & 3):
                  ++Commencement of operations.

                    See Notes to Financial Statements.

                                       F-7

                                                                  MuniHoldings Insured Fund II, Inc., September 30, 1999
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                  February 26, 1999++ to
                    Increase (Decrease) in Net Assets:                                                September 30, 1999

Operations:         Investment income--net                                                                  $  7,439,255
                    Realized loss on investments--net                                                        (13,067,399)
                    Unrealized depreciation on investments--net                                              (11,671,656)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                     (17,299,800)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (4,682,689)
(Note 1f):            Preferred Stock                                                                         (1,838,680)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (6,521,369)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                   164,850,000
Transactions        Proceeds from issuance of Preferred Stock                                                105,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                                  (228,434)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (970,940)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       268,650,626
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             244,829,457
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $244,929,462
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    917,886
                                                                                                            ============
                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                  February 26, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                          September  30, 1999

Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .68
                    Realized and unrealized loss on investments--net                                               (2.24)
                                                                                                            ------------
                    Total from investment operations                                                               (1.56)
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.43)
                                                                                                            ------------

                                       F-8

                    Total dividends and distributions to Common Stock shareholders                                  (.43)
                                                                                                            ------------
                    Capital change resulting from issuance of Common Stock                                          (.03)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.17)
                      Capital charge resulting from issuance of Preferred Stock                                     (.09)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.26)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      12.72
                                                                                                            ============
                    Market price per share, end of period                                                   $      12.00
                                                                                                            ============

Total Investment    Based on market price per share                                                              (17.36%)+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                           (12.40%)+++
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement***                                                         .62%*
Average Net                                                                                                 ============
Assets of           Total expenses***                                                                              1.22%*
Common Stock:                                                                                               ============
                    Total investment income--net***                                                                8.27%*
                                                                                                            ============
                    Amount of dividends to Preferred Stock shareholders                                            2.04%*
                                                                                                            ============
                    Investment income--net, to Common Stock shareholders                                           6.23%*
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement                                                            .38%*
Total Average Net                                                                                           ============
Assets:++++++***    Total expenses                                                                                  .75%*
                                                                                                            ============
                    Total investment income--net                                                                   5.07%*
                                                                                                            ============

Ratios Based on     Dividends to Preferred Stock shareholders                                                      3.24%*
Average Net                                                                                                 ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $    139,929
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $    105,000
                                                                                                            ============
                    Portfolio turnover                                                                           159.29%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,333
                                                                                                            ============

Dividends           Series A--Investment income--net                                                        $        443
Per Share on                                                                                                ============
Preferred Stock     Series B--Investment income--net                                                        $        432
Outstanding:                                                                                                ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 18, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

                                        F-9

                          MuniHoldings Insured Fund II, Inc., September 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting
principals, which may require the use of management accruals and estimates. Prior to commencement of operations on February 26, 1999, the Fund had no operations other than those relating to
organizational matters and the sale of 6,667 shares of Common Stock on February 18, 1999, to Fund Asset Management, L.P. ("FAM") for
$100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The
Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on
exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the
counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is
subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

                                       F-10

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement
with FAM. The general partner of FAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co.,
Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period February 26, 1999 to
September 30, 1999, FAM earned fees of $806,576 of which $521,435 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $26,223.

During the period February 26, 1999 to September 30, 1999, Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $787,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period February 26, 1999 to September 30, 1999 were
$635,165,760 and $361,597,955, respectively.

Net realized gains (losses) for the period February 26, 1999 to
September 30, 1999 and net unrealized losses as of September 30,
1999 were as follows:

------------------------------------------------------------
                                  Realized       Unrealized
                                Gains (Losses)     Losses
------------------------------------------------------------
Long-term investments            $(13,638,573)  $(11,671,656)
Financial futures contracts           571,174             --
                                 ------------   ------------
Total                            $(13,067,399)  $(11,671,656)
                                 ============   ============
------------------------------------------------------------

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $11,915,481, of which $275,923 related to appreciated securities and $12,191,404 related to depreciated securities. The aggregate cost of investments at
September 30, 1999 for Federal income tax purposes was $260,142,057.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period February 26, 1999 to
September 30, 1999 increased by 10,990,000 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.10 per share and a
liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at
September 30, 1999 were as follows: Series A, 3.90% and Series B,
3.80%.

In connection with the offering AMPS, the Board of Directors reclassified 4,200 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period February 26, 1999 to
September 30, 1999 increased by 4,200 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%,
calculated on the proceeds of each auction. For the period February
26, 1999 to September 30, 1999, MLPF&S earned $127,038 as
commissions.

5. Capital Loss Carryforward:
At September 30, 1999, the Fund had a capital loss carryforward of approximately $12,824,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On October 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.

                                       F-11

Unaudited Financial Statements for MuniHoldings Insured Fund II, Inc. for the Period October 1, 1999 to March 31, 2000

F-12

SCHEDULE OF INVESTMENTS (unaudited)                                                                         (in Thousands)
                S&P     Moody's     Face
STATE         Ratings   Ratings    Amount   Issue                                                                Value

Arizona--0.9%   BBB+    Baa1      $ 2,170   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A, 6.625% due 7/01/2020                   $   2,132

California      BBB     NR*         2,500   Contra Costa County, California, Public Financing Authority,
--0.9%                                      Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                            Redevelopment), 5.25% due 8/01/2028                                    2,149

Colorado--2.0%  AAA     Aaa         5,000   Denver, Colorado, City and County Airport Revenue Refunding
                                            Bonds, Series E, 5.50% due 11/15/2025 (d)                              4,788

Connecticut     NR*     Baa3        8,000   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
--2.9%                                      Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028                     6,981

District of     A1+     VMIG1++     3,300   District of Columbia, GO, General Fund Recovery, VRDN, Series B-1,
Columbia--5.2%                              3.85% due 6/01/2003 (e)                                                3,300

                AAA     Aaa         5,115   District Of Columbia, Water and Sewer Authority, Public Utility
                                            Revenue Refunding Bonds, 5.50% due 10/01/2023 (c)                      4,945

                AAA     Aaa         5,000   Washington, D.C., Convention Center Authority, Dedicated Tax
                                            Revenue Bonds, Senior Lien, 5% due 10/01/2021 (a)                      4,461

Georgia--2.2%                               Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series B (d):
                AAA     Aaa         4,390     5.10% due 7/01/2017                                                  4,119
                AAA     Aaa         1,355     5.10% due 7/01/2020                                                  1,244

Hawaii--4.2%    AAA     Aaa        10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)                 10,187

Illinois--12.4% AAA     Aaa         5,000   Chicago, Illinois, Board of Education, GO (Chicago School
                                            Reform), 5.75% due 12/01/2027 (a)                                      4,894

                                            Chicago, Illinois, GO, Series A (b):
                AAA     Aaa         8,800     6% due 1/01/2021                                                     8,943
                AAA     Aaa         9,330     6% due 1/01/2022                                                     9,459

                AAA     Aaa         3,400   Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds,
                                            5.50% due 1/01/2023 (d)                                                3,239

                AAA     Aaa         4,000   Melrose Park, Illinois, Water Revenue Bonds, Series A, 5.20%
                                            due 7/01/2018 (d)                                                      3,768

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have
abbreviated the names of many of the securities according to the list below.

AMT        Alternative Minimum Tax
           (subject to)
GO         General Obligation Bonds
HDA        Housing Development Authority
IDA        Industrial Development
           Authority
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes

                                      F-13
                                                                       MuniHoldings Insured Fund II, Inc., March 31, 2000
SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)

                S&P     Moody's     Face
STATE         Ratings   Ratings    Amount   Issue                                                                Value

Indiana--4.0%   A1      VMIG1++   $   500   Jasper County, Indiana, PCR, Refunding (Northern Indiana
                                            Public Service), VRDN, Series C, 3.85% due 4/01/2019 (e)           $     500

                AAA     NR*         9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                            Revenue Bonds (First Mortgage), 5.75% due 1/15/2022 (c)                9,154

Kentucky--1.8%  AAA     Aaa         4,250   Kentucky State Property and Buildings Commission, Revenue
                                            Refunding Bonds (Project No. 64), 5.75% due 5/01/2011 (d)              4,434

Louisiana--0.1% A1+     VMIG1++       400   Louisiana State Offshore Terminal Authority, Deepwater Port
                                            Revenue Refunding Bonds (1st Stage A-Loop Inc.), VRDN, 3.85%
                                            due 9/01/2008 (e)                                                        400

Mississippi     BBB-    Ba1         3,550   Mississippi Business Finance Corporation, Mississippi,
--1.3%                                      PCR, Refunding (System Energy Resources Inc. Project),
                                            5.90% due 5/01/2022                                                    3,158

Nevada--2.9%    AAA     Aaa         7,000   Las Vegas, Nevada, New Convention and Visitors Authority
                                            Revenue Bonds, 5.75% due 7/01/2016 (a)                                 7,097

New Jersey      AAA     Aaa           660   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
--0.3%                                      Revenue Refunding Bonds, AMT, Series AA, 5.90% due 10/01/2029 (d)        660

New Mexico      AAA     Aaa         5,000   Farmington, New Mexico, PCR, Refunding (Public Service Company
--2.1%                                      of San Juan), Series C, 5.70% due 12/01/2016 (a)                       5,053

New York        A-      VMIG1++     4,500   Long Island Power Authority, New York, Electric System Revenue
--24.9%                                     Bonds, VRDN, Sub-Series 5, 3.80% due 5/01/2033 (e)                     4,500

                                            Long Island Power Authority, New York, Electric System Revenue
                                            Refunding Bonds, Series A:
                AAA     Aaa         5,000     5.125% due 12/01/2022 (c)                                            4,513
                AAA     Aaa        10,000     5.25% due 12/01/2026 (d)                                             9,181

                AAA     Aaa         2,000   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds, Series B, 5% due
                                            7/01/2017 (a)                                                          1,852

                AAA     Aaa        10,000   Nassau Health Care Corporation, New York, Health System
                                            Revenue Bonds, 5.75% due 8/01/2022 (c)                                 9,937

                                            New York City, New York, GO, Refunding:
                AAA     NR*        10,000     Series G, 5.75% due 2/01/2017 (c)                                   10,118
                AAA     Aaa         5,480     Series H, 5.375% due 8/01/2027 (d)                                   5,136

                A1c     VMIG1++     4,400   New York City, New York, GO, VRDN, Series B, Sub-Series B-6,
                                            3.80% due 8/15/2005 (d)(e)                                             4,400

                AAA     Aaa         3,500   New York State Urban Development Corporation, Revenue
                                            Refunding Bonds (Correctional Facilities), 5.75% due
                                            1/01/2013 (c)                                                          3,564

                AAA     Aaa         7,500   Port Authority of New York and New Jersey, Consolidated
                                            Revenue Refunding Bonds, AMT, 119th Series, 5.50% due
                                            9/15/2016 (b)                                                          7,428

North           AAA     Aaa        22,000   Oliver County, North Dakota, PCR, Refunding (Square Butte Electric
Dakota--8.3%                                Cooperative), Series A, 5.30% due 1/01/2027 (a)                       20,145

Ohio--3.0%      BBB+    Baa1        5,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                            Project), AMT, 5.65% due 3/01/2033                                     4,317

                                       F-14
                AA      A1          3,000   Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                                            Series A, 5.55% due 2/15/2013                                          3,040

Pennsylvania    AAA     Aaa        12,930   Allegheny County, Pennsylvania, Hospital Development
--9.5%                                      Authority Revenue Bonds (University of Pittsburgh Medical
                                            Center), 5.375% due 12/01/2025 (d)                                    11,925

                NR*     Aaa         5,600   Lycoming County, Pennsylvania, College Authority Revenue
                                            Bonds (Pennsylvania College of Technology), 5.25% due
                                            7/01/2018 (d)                                                          5,334

                AAA     Aaa         5,830   Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                            Second Series, 5% due 7/01/2029 (c)                                    5,073

                A1+     NR*           700   Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                            Revenue Refunding Bonds (Northeastern Power Company), VRDN,
                                            Series A, 4% due 12/01/2022 (e)                                          700

Puerto Rico     AAA     Aaa        10,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due
--4.2%                                      7/01/2029 (d)                                                         10,284

Rhode                                       Providence, Rhode Island, Public Building Authority, General
Island--3.8%                                Revenue Bonds (School and Public Facilities Projects), Series
                                            A (a):
                AAA     Aaa         2,785     5.25% due 12/15/2017                                                 2,664
                AAA     Aaa         1,300     5.25% due 12/15/2018                                                 1,235
                AAA     Aaa         1,305     5.25% due 12/15/2019                                                 1,228

                NR*     Aaa         4,055   Providence, Rhode Island, Redevelopment Agency Revenue Refunding
                                            Bonds (Public Safety and Municipal Buildings), Series A, 5.75%
                                            due 4/01/2019 (a)                                                      4,062

Texas--4.5%     BBB-    Baa1        5,000   Dallas-Fort Worth, Texas, International Airport Facilities,
                                            Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                            AMT, 6.375% due 5/01/2035                                              4,794

                AA      Aa3         6,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (School Health Care System), Series B,
                                            5.75% due 7/01/2027 (f)                                                6,003

Virginia        AA+     Aa1         2,250   Virginia State, HDA, Rental Housing Revenue Bonds, AMT, Series B,
--0.9%                                      6% due 8/01/2017                                                       2,258

Washington      AAA     Aaa         3,485   Grant County, Washington, Public Utility District No. 2 Revenue
--1.4%                                      Bonds (Priest Rapids Hydro Electric), AMT, Second Series,
                                            Series B, 5.90% due 1/01/2021 (d)                                      3,462

                Total Investments (Cost--$248,789)--103.7%                                                       252,218

                Liabilities in Excess of Other Assets--(3.7%)                                                     (9,054)
                                                                                                               ---------
                Net Assets--100.0%                                                                             $ 243,164
                                                                                                               =========

             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
             (f)Escrowed to maturity.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Ernst & Young  llp.

                See Notes to Financial Statements.

                                       F-15

                                                                      MuniHoldings Insured Fund II, Inc., March 31, 2000
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL (unaudited)
                    As of March 31, 2000

Assets:             Investments, at value (identified cost--$248,788,700)                                   $252,218,071
                    Cash                                                                                          40,996
                    Receivables:
                      Securities sold                                                      $  7,462,825
                      Interest                                                                3,543,058       11,005,883
                                                                                           ------------
                    Prepaid expenses                                                                              16,064
                                                                                                            ------------
                    Total assets                                                                             263,281,014
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   19,835,233
                      Dividends to shareholders                                                 166,224
                      Investment adviser                                                         76,035
                      Offering costs                                                             10,594       20,088,086
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        28,717
                                                                                                            ------------
                    Total liabilities                                                                         20,116,803
                                                                                                            ------------

Net Assets:         Net assets                                                                              $243,164,211
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (4,200 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $105,000,000
                      Common Stock, par value $.10 per share (11,015,719 shares
                      issued and outstanding)                                              $  1,101,572
                    Paid-in capital in excess of par                                        162,874,062
                    Undistributed investment income--net                                        919,091
                    Accumulated realized capital losses on investments--net                 (30,159,885)
                    Unrealized appreciation on  investments--net                              3,429,371
                                                                                           ------------
                    Total--Equivalent to $12.54 net asset value per share of
                    Common Stock (market price--$10.5625)                                                    138,164,211
                                                                                                            ------------
                    Total capital                                                                           $243,164,211
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

                                       F-16
STATEMENT OF OPERATIONS (unaudited)
                    For the Six Months Ended March 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  7,076,927
Income:

Expenses:           Investment advisory fees                                               $    662,152
                    Commission fees                                                             129,283
                    Professional fees                                                            52,947
                    Accounting services                                                          31,381
                    Transfer agent fees                                                          19,554
                    Printing and shareholder reports                                             12,474
                    Directors' fees and expenses                                                 12,263
                    Listing fees                                                                  7,771
                    Custodian fees                                                                5,700
                    Pricing fees                                                                  3,085
                    Other                                                                        14,446
                                                                                           ------------
                    Total expenses before reimbursement                                         951,056
                    Reimbursement of expenses                                                  (179,157)
                                                                                           ------------
                    Total expenses after reimbursement                                                           771,899
                                                                                                            ------------
                    Investment income--net                                                                     6,305,028
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (17,092,485)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        15,101,027
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  4,313,570
                                                                                                            ============

                    See Notes to Financial Statements.

                                       F-17

                                                                      MuniHoldings Insured Fund II, Inc., March 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the      For the Period
                                                                                           Six Months      February 26,
                                                                                              Ended          1999++ to
                                                                                            March 31,      September 30,
                                                                                              2000             1999

                    Increase (Decrease) in Net Assets:                                      (unaudited)
Operations:         Investment income--net                                                 $  6,305,028     $  7,439,255
                    Realized loss on investments--net                                       (17,092,485)     (13,067,399)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         15,101,027      (11,671,656)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                4,313,570      (17,299,800)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                           (4,294,816)      (4,682,689)
                      Preferred Stock                                                        (2,009,007)      (1,838,680)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,303,823)      (6,521,369)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --      164,850,000
Transactions:       Proceeds from issuance of Preferred Stock                                        --      105,000,000
                    Offering costs resulting from the issuance of Common Stock                       --         (228,434)
                    Offering and underwriting costs resulting from the issuance
                    of Preferred Stock                                                                          (970,940)
                    Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                   225,002               --
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                225,002      268,650,626
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,765,251)     244,829,457
                    Beginning of period                                                     244,929,462          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $243,164,211     $244,929,462
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    919,091     $    917,886
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                            For the       For the Period
                    The following per share data and ratios have been derived              Six Months      February 26,
                    from information provided in the financial statements.                    Ended          1999++ to
                                                                                            March 31,      September 30,
                    Increase (Decrease) in Net Assets:                                        2000             1999
                                                                                           (unaudited)

Per Share           Net asset value, beginning of period                                   $      12.72     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .57              .68
                    Realized and unrealized gain (loss) on investments--net                        (.18)           (2.24)
                                                                                           ------------     ------------
                    Total from investment operations                                                .39            (1.56)
                                                                                           ------------     ------------

                                       F-18

                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                       (.39)            (.43)
                                                                                           ------------     ------------
                    Total dividends to Common Stock shareholders                                   (.39)            (.43)
                                                                                           ------------     ------------
                    Capital change resulting from issuance of Common Stock                           --             (.03)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                     (.18)            (.17)
                                                                                           ------------     ------------
                      Capital charge resulting from issuance of Preferred Stock                      --             (.09)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.18)            (.26)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      12.54     $      12.72
                                                                                           ============     ============
                    Market price per share, end of period                                  $    10.5625     $      12.00
                                                                                           ============     ============

Total Investment    Based on market price per share                                              (8.81%)+++      (17.36%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                            2.14%+++      (12.40%)+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement***                                       1.15%*            .62%*
Average Net                                                                                ============     ============
Assets of           Total expenses***                                                             1.42%*           1.22%*
Common Stock:                                                                              ============     ============
                    Total investment income--net***                                               9.39%*           8.27%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                           2.99%*           2.04%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                          6.40%*           6.23%*
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement                                           .64%*            .38%*
Total Average Net                                                                          ============     ============
Assets:++++++***    Total expenses                                                                 .79%*            .75%*
                                                                                           ============     ============
                    Total investment income--net                                                  5.24%*           5.07%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                     3.77%*           3.24%*
Average Net                                                                                ============     ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $    138,164     $    139,929
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $    105,000     $    105,000
                                                                                           ============     ============
                    Portfolio turnover                                                          103.65%          159.29%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2.316     $      2,333
                                                                                           ============     ============

Dividends           Series A--Investment income--net                                       $        477     $        443
Per Share on                                                                               ============     ============
Preferred Stock     Series B--Investment income--net                                       $        480     $        432
Outstanding:                                                                               ============     ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 18, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

                                       F-19

                              MuniHoldings Insured Fund II, Inc., March 31, 2000

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting
principals, which may require the use of management accruals and estimates. These unaudited financial statements reflect all
adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund
determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on
exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than
transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is
subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

                                       F-20
2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM.
The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML &
Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended March 31,
2000, FAM earned fees of $662,152 of which $179,157 was voluntarily waived.

During the period February 26, 1999 to September 30, 1999, Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $787,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2000 were $241,641,471 and
$249,493,354, respectively.

Net realized losses for the six months ended March 31, 2000 and net unrealized gains as of March 31, 2000 were as follows:

------------------------------------------------------------
                                  Realized        Unrealized
                                    Losses          Gains
------------------------------------------------------------
Long-term investments            $(17,081,644)  $  3,429,371
Financial futures contracts           (10,841)            --
                                 ------------   ------------
Total                            $(17,092,485)  $  3,429,371
                                 ============   ============
------------------------------------------------------------

As of March 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,429,371, of which $4,726,134 related to appreciated securities and $1,296,763 related to depreciated securities. The aggregate cost of investments at March 31, 2000 for
Federal income tax purposes was $248,788,700.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended March 31,
2000 increased by 19,052 as a result of dividend reinvestment and during the period February 26, 1999 to September 30, 1999 increased by 10,990,000 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.10 per share and a
liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March
31, 2000 were as follows: Series A, 4.05% and Series B, 3.95%.

Shares issued and outstanding during the six months ended March 31,
2000 remained constant and during the period February 26, 1999 to
September 30, 1999 increased by 4,200 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%,
calculated on the proceeds of each auction. For the six months ended
March 31, 2000, MLPF&S earned $101,472 as commissions.

5. Capital Loss Carryforward:
At September 30, 1999, the Fund had a capital loss carryforward of approximately $12,824,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On April 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of
$.063794 per share, payable on April 27, 2000 to shareholders of record as of April 17, 2000.

7. Reorganization Plan:
On April 12, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings Insured Fund III, Inc. and
MuniHoldings Insured Fund IV, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.

                                       F-21

(This page intentionally left blank)

F-22

Unaudited Financial Statements for MuniHoldings Insured Fund III, Inc. for the Period May 28, 1999 to October 31, 1999

F-23

                                                                               MuniHoldings Insured Fund III, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS(unaudited)                                                                                    (in Thousands)

                               S&P     Moody's     Face                                                                      Value
STATE                        Ratings   Ratings    Amount     Issue                                                         (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------

Alabama -- 3.3%              AAA       Aaa       $ 6,000     Jefferson County, Alabama, Sewer Revenue Bonds, Capital
                                                             Improvement Warrants, Series A, 5% due 2/01/2033 (b)          $  5,012
------------------------------------------------------------------------------------------------------------------------------------
Arizona -- 0.8%              A1+       P1          1,200     Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                                             3.55% due 12/01/2009 (d)                                         1,200
------------------------------------------------------------------------------------------------------------------------------------
California -- 2.3%           AAA       Aaa         4,000     San Francisco, California, City and County Airport Commission,
                                                             International Airport Revenue Bonds, Second Series, Issue 15B,
                                                             5% due 5/01/2024 (c)                                             3,490
------------------------------------------------------------------------------------------------------------------------------------
Colorado -- 2.7%             A1+       VMIG1+      1,500     Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                             VRDN, 3.55% due 5/01/2013(a)(d)                                  1,500
                             A1+       NR*         2,600     Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                             Project), VRDN, AMT, Series B, 3.60% due 4/01/2014 (d)           2,600
------------------------------------------------------------------------------------------------------------------------------------
Delaware  -- 2.1%            AAA       Aaa         3,430     Delaware State Housing Authority, S/F Mortgage Revenue
                                                             Refunding Bonds, AMT, Senior Series A-1, 5.55%
                                                             due 7/01/2019 (a)                                                3,171
------------------------------------------------------------------------------------------------------------------------------------
District of                  AAA       Aaa         8,000     District of Columbia, GO, Refunding, Series A, 5.25%
Columbia  -- 4.6%                                            due 6/01/2027 (c)                                                7,011
------------------------------------------------------------------------------------------------------------------------------------
Illinois -- 13.4%            AAA       Aaa         3,370     Chicago, Illinois, Board of Education, GO (Chicago School
                                                             Reform Project), Series A, 5.25% due 12/01/2030 (a)              2,939
                             AAA       Aaa         8,485     Chicago, Illinois, GO, Project and Refunding, Series A, 5.125%
                                                             due 1/01/2029 (b)                                                7,262
                             AAA       Aaa         7,500     Illinois State, GO, 5.375% due 6/01/2024 (b)                     6,785
                             AAA       Aaa         4,000     Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                             State Tax Revenue Refunding Bonds (McCormick Place Expansion
                                                             Project), Series A, 5.25% due 6/15/2027 (a)                      3,515
------------------------------------------------------------------------------------------------------------------------------------
Indiana -- 2.0%              AAA       Aaa         3,500     Indiana Health Facilities Financing Authority, Hospital Revenue
                                                             Refunding Bonds (Sisters of Saint Francis Health), Series A,
                                                             5.375% due 11/01/2027 (c)                                        3,129
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 2.7%        AAA       Aaa         5,000     Massachusetts State Turnpike Authority, Metropolitan Highway
                                                             System, Revenue Refunding Bonds, Sub-Series A,
                                                             5% due 1/01/2039 (a)                                             4,152
------------------------------------------------------------------------------------------------------------------------------------
Michigan -- 4.5%             A1+       VMIG1+      1,200     University of Michigan, University Hospital Revenue Refunding
                                                             Bonds, VRDN, Series A, 3.50% due 12/01/2019 (d)                  1,200
                             A1+       VMIG1+        900     University of Michigan, University Revenue Refunding Bonds
                                                             (Medical Service Plan), VRDN, Series A-1, 3.50%
                                                             due 12/01/2021 (d)                                                 900
                             AAA       Aaa         5,790     Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                                             Metropolitan -- Wayne County Airport), AMT, Series A,
                                                             5% due 12/01/2028 (c)                                            4,832
------------------------------------------------------------------------------------------------------------------------------------
Nevada -- 3.1%               AAA       Aaa         3,000     Clark County, Nevada, Airport Revenue Bonds, Sub-Lien,
                                                             Series A, 6% due 7/01/2029 (c)                                   2,975
                             A1+       P1          1,700     Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                             Pacific Power Company Project), AMT, VRDN,
                                                             3.60% due 12/01/2020 (d)                                         1,700
------------------------------------------------------------------------------------------------------------------------------------
New York -- 8.0%             AA        Aa3         5,000     New York City, New York, City Transitional Finance Authority
                                                             Revenue Bonds, Future Tax Secured, Series A, 6%
                                                             due 8/15/2029                                                    4,972
                             A-        A3          5,000     New York City, New York, GO, Series H, 5% due 3/15/2029          4,187
                             AAA       Aaa         3,600     New York State Dormitory Authority, Revenue Refunding Bonds
                                                             (Consolidated City University System), Series 1,
                                                             5.125% due 7/01/2027 (c)                                         3,134

                                       F-24
------------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 2.0%       A1+       NR*         3,100     Raleigh Durham, North Carolina, Airport Authority, Special
                                                             Facility Revenue Refunding Bonds (American Airlines Inc.),
                                                             VRDN, Series B, 3.55% due 11/01/2005 (d)                         3,100
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 2.8%         AAA       Aaa         3,830     Pittsburgh and Allegheny County, Pennsylvania, Public
                                                             Auditorium Revenue Bonds (Regional Asset District Sales Tax),
                                                             5% due 2/01/2029 (a)                                             3,258
                             A1+       NR*         1,000     Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                                             Revenue Refunding Bonds (Northeastern Power Company),
                                                             VRDN, Series A, 3.50% due 12/01/2022 (d)                         1,000
------------------------------------------------------------------------------------------------------------------------------------
Texas -- 18.1%               AAA       Aaa         4,205     Coastal Water Authority, Texas, Contract Revenue Refunding
                                                             Bonds (City of Houston Projects), 5% due 12/15/2025 (e)          3,594
                             BBB-      Baa1        3,200     Dallas-Fort Worth, Texas, International Airport Facilities,
                                                             Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                                             AMT, 6.375% due 5/01/2035                                        3,064
                             AAA       Aaa        10,000     Houston, Texas, Airport System Revenue Refunding Bonds,
                                                             Sub Lien, Series C, 5% due 7/01/2028 (b)                         8,482
                             AAA       Aaa         8,000     Houston, Texas, Water and Sewer System Revenue Bonds,
                                                             Junior Lien, Series C, 5.375% due 12/01/2027 (b)                 7,244
                             AAA       Aaa         6,000     Matagorda County, Texas, Navigation District Number 1,
                                                             Revenue Refunding Bonds (Reliant Energy Inc.), Series A,
                                                             5.25% due 6/01/2026 (a)                                          5,290
------------------------------------------------------------------------------------------------------------------------------------
Utah -- 5.8%                 AAA       Aaa         5,055     Salt Lake City, Utah, Metropolitan Water District, Water
                                                             Revenue Bonds, 5.375% due 7/01/2029 (a)                          4,510
                             AAA       Aaa         4,850     Utah Water Finance Agency Revenue Bonds (Pooled Loan
                                                             Financing Program), Series A, 5.50% due 10/01/2029 (a)           4,415
------------------------------------------------------------------------------------------------------------------------------------
Washington -- 18.4%          AAA       NR*        15,000     King County, Washington, GO, Refunding, RIB, Series 47,
                                                             6.655% due 1/01/2034 (c)(f)                                     11,162
                                                             King County, Washington, Sewer Revenue Bonds (b):
                             AAA       Aaa         3,000        5.25% due 1/01/2026                                           2,651
                             AAA       Aaa         5,970        5.25% due 1/01/2030                                           5,236
                             AAA       Aaa        10,000     Washington State Health Care Facilities Authority, Revenue
                                                             Refunding Bonds (Providence Services), 5.375%
                                                             due 12/01/2019 (c)                                               9,102
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Insured Fund III, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes

                                       F-25

                                                                               MuniHoldings Insured Fund III, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded) (in Thousands)

                               S&P     Moody's     Face                                                                      Value
STATE                        Ratings   Ratings    Amount     Issue                                                         (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------

Wyoming -- 3.5%              AAA       Aaa       $ 6,000     Central Wyoming Regional Water System, Joint Powers Board
                                                             Revenue Refunding Bonds, 5.25% due 6/01/2030 (e)              $  5,364
------------------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost -- $166,082) -- 100.1%                                                 153,138

                             Liabilities in Excess of Other Assets -- (0.1%)                                                   (122)
                                                                                                                           --------
                             Net Assets -- 100.0%                                                                          $153,016
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   MBIA Insured.
(d)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31,
      1999.
(e)   FSA Insured.
(f)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
  *   Not Rated.
  +   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................   83.5%
AA/Aa ................................................................    3.3
A/A ..................................................................    2.7
BBB/Baa ..............................................................    2.0
Other+ ...............................................................    8.6
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

                                       F-26
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL (unaudited)
                             As of October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Assets:                      Investments, at value (identified cost -- $166,082,317) (Note 1a) .......                 $153,137,712
                             Cash ....................................................................                       14,801
                             Receivables:
                               Securities sold .......................................................  $ 3,528,876
                               Interest ..............................................................    3,153,431       6,682,307
                                                                                                        -----------    ------------
                             Total assets ............................................................                  159,834,820
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:                 Payables:
                               Securities purchased ..................................................    6,418,106
                               Dividends to shareholders (Note 1f) ...................................      181,457
                               Offering costs (Note 1e) ..............................................      154,899
                               Investment adviser (Note 2) ...........................................       15,503       6,769,965
                                                                                                        -----------
                             Accrued expenses and other liabilities ..................................                       48,909
                                                                                                                       ------------
                             Total liabilities .......................................................                    6,818,874
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:                  Net assets ..............................................................                 $153,015,946
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
Capital:                     Capital Stock (200,000,000 shares authorized) (Note 4):
                               Preferred Stock, par value $.10 per share (2,714 shares of AMPS* issued
                               and outstanding at $25,000 per share liquidation preference) ..........                 $ 67,850,000
                               Common Stock, par value $.10 per share (6,806,667 shares issued and
                               outstanding) .......................................................... $    680,667
                             Paid-in capital in excess of par ........................................  100,535,260
                             Undistributed investment income -- net ..................................      630,935
                             Accumulated realized capital losses on investments -- net ...............   (3,736,311)
                             Unrealized depreciation on investments -- net ...........................  (12,944,605)
                                                                                                       ------------
                             Total -- Equivalent to $12.51 net asset value per share of Common Stock
                             (market price -- $12.00) ................................................                   85,165,946
                                                                                                                       ------------
                             Total capital ...........................................................                 $153,015,946
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

                                       F-27

                                                                               MuniHoldings Insured Fund III, Inc., October 31, 1999

STATEMENT OF OPERATIONS (unaudited)
                             For the Period May 28, 1999+ to October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Investment                   Interest and amortization of premium and discount earned ...............                  $  3,661,947
Income (Note 1d):
------------------------------------------------------------------------------------------------------------------------------------
Expenses:                    Investment advisory fees (Note 2) ......................................  $   360,701
                             Commission fees (Note 4) ...............................................       63,848
                             Accounting services (Note 2) ...........................................       25,079
                             Professional fees ......................................................       17,455
                             Directors' fees and expenses ...........................................       10,921
                             Transfer agent fees ....................................................       10,567
                             Listing fees ...........................................................        6,230
                             Printing and shareholder reports .......................................        4,542
                             Custodian fees .........................................................        4,500
                             Pricing fees ...........................................................        2,617
                             Other ..................................................................        2,809
                                                                                                       -----------
                             Total expenses before reimbursement ....................................      509,269
                             Reimbursement of expenses (Note 2) .....................................     (371,595)
                                                                                                       -----------
                             Total expenses after reimbursement .....................................                       137,674
                                                                                                                       ------------
                             Investment income -- net ...............................................                     3,524,273
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Realized &                   Realized loss on investments -- net ....................................                    (3,736,311)
Unrealized Loss on           Unrealized depreciation on investments -- net ..........................                   (12,944,605)
Investments -- Net                                                                                                     ------------
(Notes 1b, 1d & 3):          Net Decrease in Net Assets Resulting from Operations ...................                  $(13,156,643)
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.

                                  F-28
STATEMENT OF CHANGES IN NET ASSETS (unaudited)
                                                                                                                    For the Period
                                                                                                                    May 28, 1999+ to
                             Increase (Decrease) in Net Assets:                                                     October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Operations:                  Investment income -- net ..............................................................   $  3,524,273
                             Realized loss on investments -- net ...................................................     (3,736,311)
                             Unrealized depreciation on investments -- net .........................................    (12,944,605)
                                                                                                                       ------------
                             Net decrease in net assets resulting from operations ..................................    (13,156,643)
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends to                 Investment income -- net:
Shareholders                   Common Stock ........................................................................     (2,075,094)
(Note 1f):                     Preferred Stock .....................................................................       (818,244)
                                                                                                                       ------------
                             Net decrease in net assets resulting from dividends to shareholders ...................     (2,893,338)
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock                Proceeds from issuance of Common Stock ................................................    102,000,000
Transactions                 Proceeds from issuance of Preferred Stock .............................................     67,850,000
(Notes 1e & 4):              Offering costs resulting from the issuance of Common Stock ............................       (219,940)
                             Offering and underwriting costs resulting from the issuance of Preferred Stock ........       (664,138)
                                                                                                                       ------------
                             Net increase in net assets derived from capital stock transactions ....................    168,965,922
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:                  Total increase in net assets ..........................................................    152,915,941
                             Beginning of period ...................................................................        100,005
                                                                                                                       ------------
                             End of period* ........................................................................   $153,015,946
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
                            *Undistributed investment income -- net ................................................   $    630,935
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
+     Commencement of operations.

      See Notes to Financial Statements.

                                       F-29

                                                                               MuniHoldings Insured Fund III, Inc., October 31, 1999

FINANCIAL HIGHLIGHTS (unaudited)

                             The following per share data and ratios have been derived
                             from information provided in the financial statements.                                  For the Period
                                                                                                                    May 28, 1999+ to
                             Increase (Decrease) in Net Asset Value:                                                October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Per Share                    Net asset value, beginning of period ................................................  $      15.00
Operating                                                                                                            -----------
Performance:                 Investment income -- net ............................................................           .51
                             Realized and unrealized loss on investments -- net ..................................         (2.45)
                                                                                                                    ------------
                             Total from investment operations ....................................................         (1.94)
                                                                                                                    ------------
                             Less dividends to Common Stock shareholders from investment income -- net ...........          (.30)
                                                                                                                    ------------
                             Capital charge resulting from issuance of Common Stock ..............................          (.03)
                                                                                                                    ------------
                             Effect of Preferred Stock activity:++
                               Dividends to Preferred Stock shareholders:
                                 Investment income -- net ........................................................          (.12)
                               Capital charge resulting from issuance of Preferred Stock .........................          (.10)
                                                                                                                    ------------
                             Total effect of Preferred Stock activity ............................................          (.22)
                                                                                                                    ------------
                             Net asset value, end of period ......................................................  $      12.51
                                                                                                                    ============
                             Market price per share, end of period ...............................................  $      12.00
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Total Investment             Based on market price per share .....................................................       (18.08%)@
Return:**                                                                                                           ============
                             Based on net asset value per share ..................................................       (14.60%)@
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on              Total expenses, net of reimbursement*** .............................................          .34%*
Average Net Assets                                                                                                  ============
of Common Stock:             Total expenses*** ...................................................................         1.27%*
                                                                                                                    ============
                             Total investment income -- net*** ...................................................         8.79%*
                                                                                                                    ============
                             Amount of dividends to Preferred Stock shareholders .................................         2.04%*
                                                                                                                    ============
                             Investment income -- net, to Common Stock shareholders ..............................         6.75%*
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on              Total expenses, net of reimbursement ................................................          .21%*
Total Average                                                                                                       ============
Net Assets:+++***            Total expenses ......................................................................          .78%*
                                                                                                                    ============
                             Total investment income -- net ......................................................         5.37%*
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on              Dividends to Preferred Stock shareholders ...........................................         3.21%*
Average Net Assets                                                                                                  ============
Of Preferred Stock:

------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:           Net assets, net of Preferred Stock, end of period (in thousands) ....................  $    85,166
                                                                                                                    ============
                             Preferred Stock outstanding, end of period (in thousands) ...........................  $    67,850
                                                                                                                    ============
                             Portfolio turnover ..................................................................       42.13%
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Leverage:                    Asset coverage per $1,000 ...........................................................  $     2,255
                                                                                                                    ============

                                       F-30
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per                Investment income -- net ............................................................  $       301
Share on Preferred                                                                                                  ============
Stock Outstanding:
------------------------------------------------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++   The Fund's Preferred Stock was issued on June 17, 1999.
+++   Includes Common and Preferred Stock average net assets.
  @   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:
MuniHoldings Insured Fund III, Inc. (the "Fund") is reg-istered under the
Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on May 28,
1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on May 20, 1999 to Fund
Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MSR. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the
Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on

                                       F-31

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates).
Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the
Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period May 28, 1999 to
October 31, 1999, FAM earned fees of $360,701, of which $339,031 was voluntarily waived. In addition, FAM also reimbursed the Fund $32,564 in additional expenses.

During the period May 28, 1999 to October 31, 1999, Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $508,875 in connection with the issuance of the Fund's
Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

                                       F-32
Certain officers and/or directors of the Fund are officers and/or directors of
FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 28, 1999 to October 31, 1999 were $213,328,152 and $56,489,132, respectively.

Net realized gains (losses) for the period May 28, 1999 to October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $ (3,980,031)       $(12,944,605)
Financial futures contracts ............            243,720                  --
                                               ------------        ------------
Total ..................................       $ (3,736,311)       $(12,944,605)
                                               ============        ============
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $12,944,605, of which $13,008,451 related to appreciated securities and $63,846 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was
$166,082,317.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including
Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of
Common Stock.

Common Stock

Shares issued and outstanding during the period May 28, 1999 to October 31, 1999 increased by 6,800,000 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the
Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at
October 31, 1999 was 3.34%.

In connection with the offering of AMPS, the Board of Directors reclassified
2,714 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period May 28, 1999 to October 31, 1999 increased by 2,714 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period May 28, 1999 to October 31, 1999, MLPF&S, an affiliate of FAM, earned $51,572 as commissions.

5. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.

                                       F-33

(This page intentionally left blank)

F-34

Unaudited Financial Statements for MuniHoldings Insured Fund IV, Inc. for the Period September 24, 1999 to February 29, 2000

F-35

                                                                  MuniHoldings Insured Fund IV, Inc., February 29, 2000
 SCHEDULE OF INVESTMENTS (unaudited)                                                                     (in Thousands)

                  S&P     Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value

Alabama--2.4%   AAA       Aaa     $ 2,000   Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.75%
                                            due 2/01/2027 (b)                                                   $  1,931

Alaska--1.2%    AAA       Aaa       1,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due
                                            9/01/2024 (a)                                                            991

Arizona--1.2%   A1+       P1        1,000   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES, 3.80%
                                            due 12/01/2009 (e)                                                     1,000

Colorado--1.2%  NR*       Aa2       1,000   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                            Senior Series A-2, 6.60% due 5/01/2028                                 1,014

District of     AAA       Aaa       2,500   District of Columbia, GO, Refunding, Series B, 5.25% due
Columbia--2.7%                              6/01/2026 (c)                                                          2,179

Florida--5.1%   NR*       VMIG1++     100   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                            Electric Company Project), VRDN, 3.80% due 9/01/2025 (e)                 100
                AAA       Aaa       4,000   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6%
                                            due 10/01/2024 (b)                                                     4,036

Illinois--10.5% AAA       Aaa       2,500   Chicago, Illinois, GO, Series A, 6.75% due 1/01/2035 (b)(f)            2,678
                AAA       Aaa       1,200   Chicago, Illinois, Wastewater Transmission, Revenue Bonds,
                                            Second Lien, 6% due 1/01/2030 (d)                                      1,183
                AAA       Aaa       1,725   Chicago, Illinois, Water Revenue Refunding Bonds, 5.50% due
                                            11/01/2022 (b)                                                         1,593
                AAA       Aaa       2,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                            State Tax Revenue Refunding Bonds (McCormick Plant Expansion
                                            Project), 5.50% due 12/15/2024 (b)                                     1,850
                NR*       Aaa       1,250   Northern Illinois University Revenue Refunding Bonds (Auxiliary
                                            Facilities System), 6% due 4/01/2024 (a)                               1,245

Massachusetts                               Massachusetts State Water Resources Authority, Revenue
--3.5%                                      Refunding Bonds, Series A (b):
                AAA       Aaa       1,270     6% due 8/01/2016                                                     1,305
                AAA       Aaa       1,500     6% due 8/01/2017                                                     1,534

Michigan--8.4%  AAA       Aaa       2,000   Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                            Lien, Series A, 5.875% due 7/01/2029 (b)                               1,960
                AA        Aa2       2,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds (Ascension Health Credit), Series A, 6.125% due 11/15/2026       1,950
                AAA       Aaa       3,635   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                            Metropolitan--Wayne County Airport), AMT, Series A, 5% due
                                            12/01/2028 (d)                                                         2,986

Mississippi     AAA       Aaa       1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
--1.2%                                      11/01/2019 (a)                                                         1,000

Nevada--3.6%    AAA       Aaa       3,000   Washoe County, Nevada, School District, GO, 5.875% due
                                            6/01/2020 (c)                                                          2,963

New             AAA       Aaa       4,000   Nassau Health Care Corporation, New York, Health System
York--18.4%                                 Revenue Bonds, 5.75% due 8/01/2022 (c)                                 3,882
                AAA       Aaa       4,000   New York City, New York, GO, Refunding, Series H, 5.375%
                                            due 8/01/2027 (c)                                                      3,613
                AAA       Aaa       3,115   New York State Dormitory Authority Revenue Bonds (Mental
                                            Health Services Facilities), Series B, 5.375% due 2/15/2026 (c)        2,808
                                            New York State Urban Development Corporation Revenue Bonds (a):
                AAA       Aaa       2,480     (Correctional Capital Facilities), Series 6, 5.375% due
                                              1/01/2025                                                            2,248

                                       F-36
                AAA       Aaa       2,500     (Correctional Facilities Service Contract), Series C, 6%
                                              due 1/01/2029                                                        2,496

Ohio--3.4%      NR*       Aaa       1,745   Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)      1,764
                AAA       Aaa       1,000   Kent State University, Ohio, University Revenue Bonds, 6%
                                            due 5/01/2024 (a)                                                      1,002

Pennsylvania    AAA       Aaa       1,500   Allegheny County, Pennsylvania, Port Authority, Special
--1.8%                                      Transportation Revenue Bonds, 6% due 3/01/2024 (d)                     1,500

South           AAA       Aaa       2,250   Spartanburg, South Carolina, Sanitation Sewer District, Sewer
Carolina--2.3%                              System Revenue Refunding Bonds, Series B, 5% due 3/01/2026 (d)         1,914

Tennessee--4.1% AAA       Aaa       3,500   Metropolitan Government of Nashville and Davidson County,
                                            Tennessee, Health and Education Facilities Board Revenue
                                            Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                            due 11/15/2028 (a)                                                     3,385

Texas--11.6%    A1+       NR*       2,200   Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Refunding Bonds (Methodist
                                            Hospital), VRDN, 3.85% due 12/01/2025 (e)                              2,200
                AAA       Aaa       2,835   Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                            Lien, Series C, 5.25% due 12/01/2022 (b)                               2,543
                AAA       Aaa       2,700   Texas Technology University, Financing System Revenue Refunding
                                            and Improvement Bonds, 6th Series, 5% due 2/15/2029 (a)                2,267
                AAA       Aaa       2,500   Travis County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (Ascension Health Credit), Series A,
                                            5.875% due 11/15/2024 (a)                                              2,419

Washington      AAA       Aaa       1,505   King County, Washington, Sewer Revenue Bonds, Second Series, 6%
--13.2%                                     due 1/01/2020 (b)                                                      1,506
                NR*       Aaa       3,445   Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)      3,321
                AAA       Aaa       2,500   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                            6% due 10/01/2024 (d)                                                  2,462
                AAA       Aaa       3,500   Seattle, Washington, Water System Revenue Bonds, Series B, 6%
                                            due 7/01/2029 (b)                                                      3,476

                Total Investments (Cost--$79,055)--95.8%                                                          78,304

                Variation Margin on Financial Futures Contracts**--(0.1%)                                            (56)

                Other Assets Less Liabilities--4.3%                                                                3,504
                                                                                                               ---------
                Net Assets--100.0%                                                                             $  81,752
                                                                                                               =========

             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
             (f)Represents collateral in connection with open financial futures contracts.
              ++Highest short-term rating by Moody's Investors Service, Inc.
               *Not Rated.
              **Financial futures contracts sold as of February 29, 2000 were as follows:
              ------------------------------------------------------------------
                                                              (in Thousands)
              ------------------------------------------------------------------
                Number of                          Expiration
                Contracts        Issue                Date            Value
                ------------------------------------------------------------
                      90   US Treasury Bonds       June 2000       $   8,522
                ------------------------------------------------------------
                Total Financial Futures Contracts Sold
                (Total Contract Price--$8,497)                     $   8,522
                                                                   =========
                ------------------------------------------------------------

                See Notes to Financial Statements.

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund IV, Inc.'s portfolio holdings in the Schedule of Investments, we have
abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes

                                       F-37

                                                                   MuniHoldings Insured Fund IV, Inc., February 29, 2000
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL (unaudited)
                    As of February 29, 2000

Assets:             Investments, at value (identified cost--$79,055,077)                                     $78,304,197
                    Cash                                                                                          73,342
                    Receivables:
                      Securities sold                                                       $ 5,469,799
                      Interest                                                                1,164,960
                      Investment adviser                                                         11,371        6,646,130
                                                                                            -----------      -----------
                    Total assets                                                                              85,023,669
                                                                                                             -----------

Liabilities:        Payables:
                      Securities purchased                                                    2,837,866
                      Offering costs                                                            240,366
                      Dividends to shareholders                                                  82,199
                      Variation margin                                                           56,250        3,216,681
                                                                                            -----------
                    Accrued expenses                                                                              54,498
                                                                                                             -----------
                    Total liabilities                                                                          3,271,179
                                                                                                             -----------

Net Assets:         Net assets                                                                               $81,752,490
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,266 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                      $31,650,000
                      Common Stock, par value $.10 per share (3,441,482 shares issued
                      and outstanding)                                                      $   344,148
                    Paid-in capital in excess of par                                         50,769,541
                    Undistributed investment income--net                                        311,346
                    Accumulated realized capital losses on investments--net                    (546,352)
                    Unrealized depreciation on investments--net                                (776,193)
                                                                                            -----------
                    Total--Equivalent to $14.56 net asset value per share of
                    Common Stock (market price--$12.875)                                                      50,102,490
                                                                                                             -----------
                    Total capital                                                                            $81,752,490
                                                                                                             ===========

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)
                    For the Period September 24, 1999++ to February 29, 2000
Investment          Interest and amortization of premium and discount earned                                 $ 1,889,368
Income:

Expenses:           Investment advisory fees                                                $   178,562
                    Commission fees                                                              30,927
                    Accounting services                                                          23,159

                                       F-38
                    Professional fees                                                            17,240
                    Transfer agent fees                                                          12,338
                    Directors' fees and expenses                                                  8,913
                    Custodian fees                                                                3,881
                    Listing fees                                                                  3,663
                    Printing and shareholder reports                                              2,906
                    Pricing fees                                                                  2,371
                    Other                                                                         2,472
                                                                                            -----------
                    Total expenses before reimbursement                                         286,432
                    Reimbursement of expenses                                                  (173,007)
                                                                                            -----------
                    Total expenses after reimbursement                                                           113,425
                                                                                                             -----------
                    Investment income--net                                                                     1,775,943
                                                                                                             -----------

Realized &          Realized loss on investments--net                                                           (546,352)
Unrealized          Unrealized depreciation on investments--net                                                 (776,193)
Loss on                                                                                                      -----------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                     $   453,398
                                                                                                             ===========

                  ++Commencement of operations.

                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                                                           For the Period
                                                                                                  September 24, 1999++ to
                    Increase (Decrease) in Net Assets:                                                  February 29, 2000

Operations:         Investment income--net                                                                   $ 1,775,943
                    Realized loss on investments--net                                                           (546,352)
                    Unrealized depreciation on investments--net                                                 (776,193)
                                                                                                             -----------
                    Net increase in net assets resulting from operations                                         453,398
                                                                                                             -----------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                                            (1,061,356)
                      Preferred Stock                                                                           (403,241)
                                                                                                             -----------
                    Net decrease in net assets resulting from dividends to shareholders                       (1,464,597)
                                                                                                             -----------

Capital Stock       Proceeds from issuance of Common Stock                                                    51,522,225
Transactions:       Proceeds from issuance of Preferred Stock                                                 31,650,000
                    Offering costs resulting from the issuance of Common Stock                                  (131,366)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (377,175)
                                                                                                             -----------
                    Net increase in net assets derived from capital stock transactions                        82,663,684
                                                                                                             -----------

Net Assets:         Total increase in net assets                                                              81,652,485
                    Beginning of period                                                                          100,005
                                                                                                             -----------
                    End of period*                                                                           $81,752,490
                                                                                                             ===========

                   *Undistributed investment income--net                                                     $   311,346
                                                                                                             ===========
                  ++Commencement of operations.

                    See Notes to Financial Statements.

                                       F-39

                                                                   MuniHoldings Insured Fund IV, Inc., February 29, 2000
FINANCIAL HIGHLIGHTS (unaudited)
The following per share data and ratios have been derived
from information provided in the financial statements.                                                    For the Period
                                                                                                 September 24, 1999++ to
Increase (Decrease) in Net Asset Value:                                                                February 29, 2000

Per Share           Net asset value, beginning of period                                                     $     15.00
Operating                                                                                                    -----------
Performance:        Investment income--net                                                                           .52
                    Realized and unrealized loss on investments--net                                                (.37)
                                                                                                             -----------
                    Total from investment operations                                                                 .15
                                                                                                             -----------
                    Less dividends to Common Stock shareholders from investment income--net                         (.31)
                                                                                                             -----------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                             -----------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                           Investment income--net                                                                   (.12)
                    Capital charge resulting from issuance of Preferred Stock                                       (.12)
                                                                                                             -----------
                    Total effect of Preferred Stock activity                                                        (.24)
                                                                                                             -----------
                    Net asset value, end of period                                                           $     14.56
                                                                                                             ===========
                    Market price per share, end of period                                                    $    12.875
                                                                                                             ===========

Total Investment    Based on market price per share                                                              (12.06%)+++
Return:**                                                                                                    ===========
                    Based on net asset value per share                                                             (.55%)+++
                                                                                                             ===========

Ratios Based on     Total expenses, net of reimbursement***                                                         .59%*
Average Net                                                                                                  ===========
Assets of           Total expenses***                                                                              1.49%*
Common Stock:                                                                                                ===========
                    Total investment income--net***                                                                9.21%*
                                                                                                             ===========
                    Amount of dividends to Preferred Stock shareholders                                            2.09%*
                                                                                                             ===========
                    Investment income--net, to Common Stock shareholders                                           7.12%*
                                                                                                             ===========

Ratios Based on     Total expenses, net of reimbursement                                                            .35%*
Total Average                                                                                                ===========
Net                 Total expenses                                                                                  .88%*
Assets:++++++***                                                                                             ===========
                    Total investment income--net                                                                   5.46%*
                                                                                                             ===========

Ratios Based on     Dividends to Preferred Stock Shareholders                                                      3.04%*
Average Net                                                                                                  ===========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                         $    50,102
Data:                                                                                                        ===========
                    Preferred Stock outstanding, end of period (in thousands)                                $    31,650
                                                                                                             ===========
                    Portfolio turnover                                                                            43.63%
                                                                                                             ===========

Leverage:           Asset coverage per $1,000                                                                $     2,583
                                                                                                             ===========

Dividends           Investment income--net                                                                   $       319
Per Share                                                                                                    ===========
On Preferred
Stock
Outstanding:

                                       F-40
------------------------------------------------------------------------------------------------------------------------------------
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on September 30, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:
MuniHoldings Insured Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting
principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all
adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to
commencement of operations on September 24, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 14, 1999 to
Fund Asset Management, L.P. ("FAM") for $100,005. The Fund
determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MOU. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on
exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the
counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the

                                       F-41

MuniHoldings Insured Fund IV, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

proceeds of the security sold. When
an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM.
The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML &
Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 24, 1999 to
February 29, 2000, FAM earned fees of $178,562, of which $143,413 was voluntarily waived. In addition, FAM also reimbursed the Fund
$29,594 in additional expenses.

During the period September 24, 1999 to February 29, 2000, Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $237,375 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 24, 1999 to February 29, 2000 were
$104,317,936 and $28,031,258, respectively.

Net realized losses for the period September 24, 1999 to February
29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

------------------------------------------------------------
                                    Realized      Unrealized
                                      Losses        Losses
------------------------------------------------------------
Long-term investments             $  (540,107)   $  (750,880)
Financial futures contracts            (6,245)       (25,313)
                                  -----------    -----------
Total                             $  (546,352)   $  (776,193)
                                  ===========    ===========
------------------------------------------------------------

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $750,880, of which $375,973 related to appreciated securities and $1,126,853 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $79,055,077.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 24, 1999 to February 29, 2000 increased by 3,434,815 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.10 per share and a
liquidation preference of $25,000 per share, that entitle their holders to

                                       F-42
receive cash dividends at an annual rate that may vary
for the successive dividend periods. The yield in effect at February
29, 2000 was 2.32%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,266 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 24, 1999 to
February 29, 2000 increased by 1,266 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%,
calculated on the proceeds of each auction. For the period September
24, 1999 to February 29, 2000, MLPF&S, an affiliate of FAM, earned
$23,827 as commissions.

5. Subsequent Event:
On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of
$.075200 per share, payable on March 30, 2000 to shareholders of record as of March 17, 2000.

                                       F-43

Pro Forma Unaudited Financial Statements for the Combined Fund as of March 31, 2000

F-44

Pro Forma Combined Schedule of Investments for Muniholdings Insured Fund II, Inc. Muniholdings Insured Fund III, Inc. And Muniholdings Insured Fund IV, Inc. as of March 31, 2000 (Unaudited)
					Value (In Thousands)

State	S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Combined Fund

Alabama — 0.4%	AAA	Aaa	2,000	Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.75% due 2/01/2027(b)	—	—	$1,981	$1,981

Alaska — 1.2%	AAA	Aaa	1,000	Anchorage, Alaska, Water Revenue Refunding Bonds,6% due 9/01/2024(a)	—	—	1,011	1,011

	AAA	Aaa	2,995	Alaska, Energy Authority Power Revenue Refunding Bonds (Bradley Lake), 4th Series, 6% due 7/01/2020	—	$3,120	—	3,120

	AAA	Aaa	1,700	Matanuska-Susitna Boro, Alaska, GO, Series A, 6% due 3/01/2020	—	—	1,733	1,733

Arizona — 0.9%	BBB+	Baa1	2,170	Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West), Series A, 6.625% due 7/01/2020	$2,132	—	—	2,132

	A-1+	P-1	1,700	Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona Public Service Co. Project), VRDN, AMT, Series A, 3.95% due 2/01/2031(e)	—	1,700	—	1,700

	A-1	P-1	400	Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona Public Service Co.-Navajo Project), VRDN, AMT, Series A, 3.90% due 10/01/2029(e)	—	400	—	400

California — 2.4%	AAA	Aaa	5,000	California HFA, Home Mortgage Revenue Bonds, AMT, Series F, 0% due 8/01/2031	—	652	—	652

	NR*	A2	4,000	California Health Facilities Finance Authority Revenue Bonds (Sedars-Sinai Medical Center), Series A, 6.125% due 12/01/2024	—	3,987	—	3,987

	AA–	Aa3	1,500	California State, GO, Refunding, 5.50% due 3/01/2018	—	1,498	—	1,498

	BBB	NR*	2,500	Contra Costa County California Public Financing Authority, Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc. Redevelopment), 5.25% due 8/01/2028	2,149	—	—	2,149

	A+	Aa3	4,000	Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds, 6% due 2/15/2028	—	4,040	—	4,040

	AAA	Aaa	3,000	Port Oakland, California, AMT, Series K, 5.75% due 11/01/202(b)	—	2,989	—	2,989

	AAA	Aaa	4,000	San Bernardino County, California, COP, Refunding (Medical Center Financing Project), 5.50% due 8/01/2019(d)	—	3,916	—	3,916

	AAA	Aaa	4,000	San Francisco, California, City and County Airport Commission, International Airport Revenue Bonds Second Series, Issue 15B, 5% due 5/01/2024(d)	—	3,611	—	3,611

Colorado — 2.4%				Colorado HFA Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2:
	NR*	Aa2	3,000	7.50% due 4/01/2031	—	3,348	—	3,348
			1,000	6.60% due 5/01/2028	—	—	1,021	1,021

	AAA	Aaa	2,000	Colorado Health Facilities Authority, Hospital Revenue Refunding Bonds (Poudre Valley Health Care), Series A, 5.75% due 12/01/2023	—	1,977	—	1,977

F-45

Pro Forma Combined Schedule of Invesments for Muniholdings Insured Fund II, Inc. Muniholdings Insured Fund III, Inc. and Muniholdings Insured Fund IV, Inc. As of March 31, 2000 (Unaudited)(Continued)

					Value (In Thousands)
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.		Combined Fund

Colorado — (Concluded)	AAA	Aaa	5,000	Denver, Colorado, City and County Airport Revenue Refunding Bonds, Series E, 5.50% due 11/15/2025(d)	4,788	—	—		4,788

	A1+	NR*	600	Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company Project), VRDN, AMT, Series B, 4% due 4/01/2014(e)	—	600	—		600

Connecticut — 1.5%	NR*	Baa3	8,000	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028	6,981	—	—		6,981

Delaware — 0.7%	AAA	Aaa	3,430	Delaware State Housing Authority, S/F Mortgage Revenue Refunding Bonds, AMT, Senior Series A-1, 5.55% due 7/01/2019(a)	—	3,283		—	3,283

District of Columbia — 4.6%	A1+	VMIG1†	3,300	District of Columbia, GO, General Fund Recovery, VRDN, Series B-1, 3.85% due 6/01/2003(e)	3,300	—	—		3,300

	AAA	Aaa	8,000 2,500	District of Columbia, GO, Refunding: Series A, 5.25% due 6/01/2027(d) Series B, 5.25% due 6/01/2026(c)	— —	7,208 —	— 2,257		7,208 2,257

	AAA	Aaa	5,115	District of Columbia, Water and Sewer Authority, Public Utility Revenue Refunding Bonds, 5.50% due 10/01/2023(c)	4,945	—	—		4,945

	AAA	Aaa	5,000	Washington, D.C., Convention Center Authority, Dedicated Tax Revenue Bonds, Senior Lien, 5% due 10/01/2021(a)	4,461	—	—		4,461

Florida — 1.5%	AAA	Aaa	3,000	Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Bonds, 6.375% due 7/01/2029(b)	—	3,202	—		3,202

	AAA	Aaa	4,000	Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due 10/01/2024(b)	—	—	4,121		4,121

Georgia — 1.1%	AAA AAA	Aaa Aaa	4,390 1,355	Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax Revenue Bonds, Second Indenture, Series B (d): 5.10% due 7/01/2017 5.10% due 7/01/2020	4,119 1,244	— —	— —		4,119 1,244

Hawaii — 2.1%	AAA	Aaa	10,000	Hawaii State, GO, Series CT, 5.875% due 9/01/2018(c)	10,187	—	—		10,187

Illinois — 13.2%	AAA	Aaa	5,000	Chicago, Illinois, Board of Education, GO (Chicago School Reform), 5.75% due 12/01/2027(a)	4,894	—	—		4,894

	AAA	Aaa	8,485	Chicago, Illinois, GO, Project and Refunding, Series A, 5.125% due 1/01/2029(b)		7,507	—		7,507

	AAA	Aaa	4,000	Chicago, Illinois, GO, Refunding, Series A-2, 6.25% due 1/01/2014	—	4,310	—		4,310

	AAA	Aaa	8,800	Chicago, Illinois, GO, Series A (b): 6% due 1/01/2021	8,943	—	—		8,943
	AAA	Aaa	9,330	6% due 1/01/2022	9,459	—	—		9,459
			2,500	6.75% due 1/01/2035	—	—	2,721		2,721

	AAA	Aaa	2,185	Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A, 6% due 1/01/2017	—	—	2,255		2,255

F-46

Pro Forma Combined Schedule of Investments for MuniHoldings Insured Fund II, Inc. MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. as of March 31, 2000 (Unaudited)(Continued)

					Value (In Thousands)
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Combined Fund

Illinois — (Concluded)	AAA	Aaa	3,400	Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds, 5.50% due 1/01/2023(d)	3,239	—	—	3,239

	AAA	Aaa	1,200	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien, 6% due 1/01/2030(d)	—	—	1,210	1,210

	AAA	Aaa	1,725	Chicago, Illinois, Water Revenue Refunding Bonds, 5.50% due 11/01/2022(b)	—	—	1,646	1,646

	AAA	Aaa	7,500	Illinois State, GO, 5.375% due 6/01/2024(b)	—	7,106	—	7,106

	AAA	Aaa	4,000	Melrose Park, Illinois, Water RevenueBonds, Series A, 5.20% due 7/01/2018(d)	3,768	—	—	3,768

	AAA AAA	Aaa Aaa	2,000 4,000	Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project): 5.50% due 12/15/2024(b) Series A, 5.25% due6/15/2027(a)	— —	— 3,649	1,917 —	1,917 3,649

	NR*	Aaa	1,250	Northern Illinois University Revenue Refunding Bonds (Auxiliary Facilities System), 6% due 4/01/2024(a)	—	—	1,267	1,267

Indiana — 2.7%	A1	VMIG1†	500	Jasper County, Indiana, PCR, Refunding (Northern Indiana Public Service), VRDN, Series C, 3.85% due 4/01/2019(e)	500	—	—	500

	AAA	Aaa	3,500	Indiana Health Facilities Financing Authority, Hospital Revenue Refunding Bonds (Sisters of Saint Francis Health), Series A, 5.375% due 11/01/2027(d)	—	3,196	—	3,196

	AAA	NR*	9,280	Shelbyville, Indiana, Elementary School Building Corporation Revenue Bonds, First Mortgage, 5.75% due 1/15/2022(c)	9,154	—	—	9,154

Kentucky — 0.9%	AAA	Aaa	4,250	Kentucky State Property and Buildings Commission Revenue Refunding Bonds (Project Number 64), 5.75% due 5/01/2011(d)	4,434	—	—	4,434

Louisiana — 0.1%	A1+	VMIG1†	400	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds (1st Stage A-Loop Inc.), VRDN, 3.85% due 9/01/2008(e)	400	—	—	400

Maryland — 0.2%	A-1+	VMIG-1	900	University of Maryland, University Revenue Bonds (Equipment Loan Program), VRDN, Series A, 3.80% due 7/01/2015(e)	—	900	—	900

Massachusetts — 0.6%	AAA AAA	Aaa Aaa	1,270 1,500	Massachusetts State Water Resources Authority RevenueRefunding Bonds,Series A(b): 6% due 8/01/2016 6% due 8/01/2017	— —	— —	1,329 1,562	1,329 1,562

Michigan — 3.5%	AAA	Aaa	2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien, Series A, 5.875% due 7/01/2029(b)	—	—	2,006	2,006

	AA	Aa2	2,000	Michigan State Hospital Finance Authority Revenue Refunding Bonds (Ascension Health Credit), Series A, 6.125% due 11/15/2026	—	—	2,004	2,004

	NR*	Aaa	1,500	Saint Clair County, Michigan, Ecomomic Revenue Refunding Bonds (Detroit Edison Company), RIB, Series 282, 8.54% due 8/01/2024	—	—	1,661	1,661

F-47

Pro Forma Combined Schedule of Investments for Muniholdings Insured Fund II, Inc. Muniholdings Insured Fund III, Inc. and Muniholdings Insured Fund IV, Inc. as of March 31, 2000 (Unaudited)(Continued)
					Value (In Thousands)
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Combined Fund

Michigan — (Concluded)	A-1+	VMIG-1†	2,900	University of Michigan, University Hospital Revenue Bonds,VRDN, Series A, 3.85% due 12/01/2027(e)	—	2,900	—	2,900

	AAA	Aaa	9,425	Wayne Charter County, Michigan,Airport Revenue Bonds (Detroit Metropolitan- Wayne County Airport), AMT, Series A, 5% due 12/01/2028(d)	—	4,960	3,114	8,074

Minnesota — 0.9%	AAA	Aaa	4,250	Minneapolis, Minnesota, Special School District Number, COP, Series A, 5.90% due 2/01/2017	—	4,321	—	4,321

Mississippi — 0.9%	BBB–	Ba1	3,550	Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy Resources Inc. Project), 5.90% due 5/01/2022	3,158	—	—	3,158

	AAA	Aaa	1,000	Walnut Grove, Mississippi, Correctional Authority, COP, 6% due 11/01/2019(a)	—	—	1,019	1,019

Nevada — 3.4%	AAA	Aaa	3,000	Clark County, Nevada, Airport Revenue Bonds, Sub-Lien, Series A, 6% due 7/01/2029(d)	—	3,044	—	3,044

	AAA	Aaa	3,500	Clark County, Nevada, Passenger Facilities Charge Revenue Refunding Bonds (Las Vegas McCarran International), 4.75% due 7/01/2022	—	2,989	—	2,989

	AAA	Aaa	7,000	Las Vegas, Nevada, New Convention and Visitors Authority Revenue Bonds, 5.75% due 7/01/2016(a)	7,097	—	—	7,097

	AAA	Aaa	3,000	Washoe County, Nevada, School District, GO, 5.875% due 6/01/2020(c)	—	—	3,027	3,027

	A1+	P1	300	Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power Company Project), AMT, VRDN, 4% due 12/01/2020(e)	—	300	—	300

New Jersey — 0.1%	AAA	Aaa	660	New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Refunding Bonds, AMT, Series AA, 5.90% due 10/01/2029(d)	660	—		660

New Mexico — 1.0%	AAA	Aaa	5,000	Farmington, New Mexico, PCR, Refunding (Public Service Company of San Juan), Series C, 5.70% due 12/01/2016(a)	5,053	—	—	5,053

New York — 20.3%	A–	VMIG1†	4,500	Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN, Sub-Series 5, 3.80% due 5/01/2033(e)	4,500	—	—	4,500

	AAA AAA	Aaa Aaa	5,000 10,000	Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A: 5.125% due 12/01/2022(c) 5.25% due 12/01/2026(d)	4,513 9,181	— —	— —	4,513 9,181

	AAA	Aaa	2,000	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series A, 6% due 7/01/2016(b)	—	2,069	—	2,069

	AAA	Aaa	2,000	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding Bonds, Series B, 5% due 7/01/2017(a)	1,852	—	—	1,852

	AAA	Aaa	10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series A, 5% due 4/01/2029(c)	—	8,745	—	8,745

F-48

Pro Forma Combined Schedule of Investments for MuniHoldings Insured Fund II, Inc. MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. as of March 31, 2000 (Unaudited)(Continued)
					Value (In Thousands)
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Combined Fund

New York — (Concluded)	AAA	Aaa	14,000	Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75% due 8/01/2022(c)	9,937	—	3,975	13,912

	AA	Aa3	5,000	New York City, New York, City Transitional Finance Authority Revenue Bonds, Future Tax Secured, Series A, 6% due 8/15/2029	—	5,086	—	5,086

	NR*	Aa3	1,125	New York City, New York, City Transitional Finance Authority Revenue Bonds, RIB, Series 283, 8.28% due 11/15/2015	—	—	1,260	1,260

	AAA AAA	NR* Aaa	10,000 9,480	New York City, New York, GO, Refunding Series G, 5.75% due 2/01/2017(c): Series H, 5.375% due 8/01/2027(d)	10,118 5,136	— —	— 3,749	10,118 8,885

	A1c	VMIG1†	4,400	New York City, New York, GO, VRDN, Series B, Sub-Series B-6, 3.80% due 8/15/2005(d)(e)	4,400	—	—	4,400

	AAA	Aaa	3,115	New York State Dormitory Authority Revenue Bonds (Mental Health Services Facilities), Series B, 5.375% due 2/15/2026(c)	—	—	2,923	2,923
	AAA	Aaa	7,500	(State University Educational Facilities), 5.75% due 5/15/2024	—	7,451	—	7,451

	AAA	Aaa	2,500	New York State Urban Development Corporation Revenue Bonds (Correctional Facilities Service Contract), Series C, 6% due 1/01/2029(a)	—	—	2,544	2,544

	AAA	Aaa	3,500	New York State Urban Development Corporation Revenue Refunding Bonds (Correctional Facilities), 5.75% due1/01/2013(c)	3,564	—	—	3,564

	AAA	Aaa	7,500	Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016(b)	7,428	—	—	7,428

North Dakota — 4.2%	AAA	Aaa	22,000	Oliver County, North Dakota, PCR, Refunding (Square Butte Electric Cooperative), Series A, 5.30% due 1/01/2027(a)	20,145	—	—	20,145

Ohio — 2.1%	NR*	Aaa	1,745	Aurora, Ohio, City School District COP, 6.10% due 12/01/2019(d)	—	—	1,800	1,800

	AAA	Aaa	1,000	Kent State Univesity, Ohio, University Revenue Bonds, 6% due 5/01/2024(a)	—	—	1,020	1,020

	BBB+	Baa1	5,000	Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation Project), AMT, 5.65% due 3/01/2033	4,317	—	—	4,317

	AA	A1	3,000	Ohio State Turnpike Commission, Turnpike Revenue Bonds, Series A, 5.55% due 2/15/2013	3,040	—	—	3,040

Oklahoma — 0.5%	AAA	Aaa	2,000	Grand River Dam Authority, Oklahoma, Revenue Refunding Bonds, 6.25% due 6/01/2011	—	—	2,190	2,190

Pennsylvania — 5.1%	AAA	Aaa	12,930	Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center), 5.375% due 12/01/2025(d)	11,925	—	—	11,925

F-49

Pro Forma Combined Schedule of Investments for MuniHoldings Insured Fund II, INC. MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. as of March 31, 2000 (Unaudited)(Continued)

					Value (In Thousands)
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Combined Fund

Pennsylvania — (Concluded)	AAA	Aaa	1,500	Allegheny County, Pennsylvania, Port Authority, Special Transportation Revenue Bonds, 6% due 3/01/2024(d)	—	—	1,523	1,523

	NK*	Aaa	5,600	Lycoming County, Pennsylvania, College Authority Revenue Bonds (Pennsylvania College of Technology), 5.25% due 7/01/2018(d)	5,334	—	—	5,334

	AAA	Aaa	5,830	Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Second Series, 5% due 7/01/2029(c)	5,073	—	—	5,073

	A1+	NR*	700	Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding Bonds (Northeastern Power Company), VRDN, Series A, 4% due 12/01/2022(e)	700	—	—	700

Puerto Rico — 2.1%	AAA	Aaa	10,000	Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029(d)	10,284	—	—	10,284

Rhode Island — 1.9%	AAA AAA AAA	Aaa Aaa Aaa	2,785 1,300 1,305	Providence, Rhode Island, Public Building Authority, General Revenue Bonds (School and Public Facilities Projects), Series A (a): 5.25% due 12/15/2017 5.25% due 12/15/2018 5.25% due 12/15/2019	2,664 1,235 1,228	— — —	— — —	2,664 1,235 1,228

	NR*	Aaa	4,055	Providence, Rhode Island, Redevelopment Agency Revneue Refunding Bonds (Public Safety and Municipal Buildings), Series A, 5.75% due 4/01/2019(a)	4,062	—	—	4,062

Tennessee — 1.0%	AAA	Aaa	3,500	Metropolitan Government of Nashville and Davidson County, Tennessee, Health and Education Facilities Board Revenue Refunding Bonds (Ascension Health C, 5.875% due11/15/2028(a)	—	—	3,469	3,469

	AAA	Aaa	1,515	Tennessee HDA Revenue Refunding Bonds (Homeownership Program), AMT, Series 1, 6.05% due 7/01/2014	—	—	1,553	1,553

Texas — 7.5%	AAA	NR*	4,205	Coastal Water Authority, Texas, Contract Revenue Refunding Bonds (City of Houston Projects), 5% due 12/15/2025(c)	—	3,697	—	3,697

	BBB–	Baa1	8,200	Dallas-Fort Worth, Texas, International Airport Facilities, Improvement Corporation Revenue Bonds (American Airlines Inc.), AMT, 6.375% due 5/01/2035	4,794	3,068	—	7,862

	AA	Aa3	6,000	Harris County, Texas, Health Facilities Development Corporation Revenue Refunding Bonds (School Health Care System), Series B, 5.75% due 7/01/2027(f)	6,003	—	—	6,003

	AAA AAA	Aaa Aaa	2,835 8,000	Houston, Texas, Water and Sewer System Revenue Bonds, Junior Lien,Series C (b): 5.25% due 12/01/2022 5.375% due 12/01/2027	— —	— 7,466	2,623 —	2,623 7,466

	AAA	Aaa	6,000	Matagorda County, Texas, Navigation District Number 1, Revenue Refunding Bonds (Reliant Energy Inc.), Series A, 5.25% due 6/01/2026(a)	—	5,483	—	5,483

F-50

Pro Forma Combined Schedule of Investments for MuniHoldings Insured Fund II, INC. MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. as of March 31, 2000 (Unaudited)(Continued)
					Value (In Thousands)
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Combined Fund

Texas — (Concluded)	AAA	Aaa	2,700	Texas Technology University Revenue Refunding and Improvement Bonds, Financing System, 6th Series, 5% due 2/15/2029(a)	—	—	2,351	2,351

	AAA	Aaa	1,000	Travis County, Texas, Health Facilities Development Corporation Revenue Refunding Bonds (Ascension Health Credit), Series A, 5.875% due 11/15/2024(a)	—	—	992	992

Utah — 0.9%	AAA	Aaa	4,850	Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing Program), Series A, 5.50% due 10/01/2029(a)	—	4,580	—	4,580

Virginia — 0.5%	AA+	Aa1	2,250	Virginia State HDA, Rental Housing Revenue Bonds, AMT, Series B, 6% due 8/01/2017	2,258	—	—	2,258

Washington — 6.9%	AAA	Aaa	3,485	Grant County, Washington, Public Utility District Number 2 Revenue Bonds (Priest Rapids Hydro Electric), AMT, Second Series, Series B, 5.90% due 1/01/2021(d)	3,462	—	—	3,462

	AAA	NR*	7,500	King County, Washington, GO, Refunding, RIB, Series 47, 6.235% due 1/01/2034(d)(g)	—	6,119	—	6,119

	AAA AAA AAA	Aaa Aaa Aaa	3,000 5,970 1,505	King County, Washington, Sewer Revenue Bonds b): (5.25% due 1/01/2026 5.25% due 1/01/2030 Second Series, 6% due 1/01/2020(b)	— — —	2,751 5,436 —	— — 1,535	2,751 5,436 1,535

	NR*	Aaa	3,445	Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024(a)	—	—	3,409	3,409

	AAA	Aaa	2,500	Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due 10/01/2024(d)	2,517	—	—	2,517

	AAA	Aaa	3,500	Seattle, Washington, Water System Revenue Bonds, Series B, 6% due 7/01/2029(b)	—	—	3,545	3,545

	AAA	Aaa	5,000	Washington State Health Care Facilities Authority Revenue Refunding Bonds (Providence Services), 5.375% due12/01/2019(d)	—	4,735	—	4,735

Wyoming — 0.7%	AAA	Aaa	3,500	Central Wyoming Regional Water System, Joint Powers Board Revenue Refunding Bonds, 5.25% due 6/01/2030(c)	—	3,190	—	3,190

				Total Investments (Cost — $492,221) — 102.3%	252,218	160,589	81,840	494,647
				Liabilities in Excess of Other Assets — (2.3%)	(9,054)	(3,821)	1,961	(13,139	)††

				Net Assets — 100%	$243,164	$156,768	$83,801	$481,508	††

††	Amounts reflect Pro Forma adjustments to the Statement of Assets and Liabilities.

F-51

(a)	AMBAC Insured.
(b)	FGIC Insured.
(c)	FSA Insured.
(d)	MBIA Insured.
(e)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(f)	Escrowed to Maturity.
*	Not Rated.
†	Highest short-term rating by Moody's Investors Service, Inc.
See Notes to Financial Statements.

Portfolio Abbreviations
To simplify the listings of funds’ portfolio holdings in this Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.
AMT	Alternative Minimum Tax (subject to)
GO	General Obligation Bonds
HDA	Housing Development Authority
IDA	Industrial Development Authority
PCR	Pollution Control Revenue Bonds
VRDN	Variable Rate Demand Notes

F-52

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
FOR MUNIHOLDINGS INSURED FUND II, INC., MUNIHOLDINGS INSURED FUND III, INC. AND
MUNIHOLDINGS INSURED FUND IV, INC.
AS OF MARCH 31, 2000 (UNAUDITED)

The following unaudited Pro Forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Funds for the period October 1, 1999 to March 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on March 31, 2000. The Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on March 31, 2000, nor which may result from future operations. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

Assets:	MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Adjustments	Combined Fund
Investments, at value*	$252,218,071	$160,588,565	$81,840,477		$494,647,113
Cash	40,996	73,654	(235,762)		(121,112)
Receivables for securities sold	7,462,825	2,388,586	957,913		10,809,324
Interest receivable	3,543,058	2,981,800	1,526,791		8,051,649
Prepaid expenses and other assets	16,064	72,144	—		88,208

Total assets	263,281,014	166,104,749	84,089,419		513,475,182

Liabilities:
Payables:
Securities purchased	19,835,233	9,029,403	—		28,864,636
Dividends to shareholders	166,224	126,835	65,868	1,889,177 (1)	2,248,104
Offering costs	10,594	58,172	138,864		207,630
Investment adviser	76,035	38,343	19,848		134,226
Accrued expenses and other liabilities	28,717	83,729	64,339	335,400 (2)	512,185

Total liabilities	20,116,803	9,336,482	288,919	2,224,577	31,966,781

Net Assets:
Net Assets	$243,164,211	$156,768,267	$83,800,500	$(2,224,577)	$481,508,401

Capital
Capital Stock 200,000,000 shares authorized)
Preferred Stock, par value $.10 per share of AMPS** issued and outstanding † at $25,000
per share liquidation preference	$105,000,000	$ 67,850,000	$31,650,000		$204,500,000
Common Stock par value $.10 per share issued and outstanding††	1,101,572	680,667	344,148	99,651 (3)	2,226,038
Paid-in capital in excess of par	162,874,062	100,535,260	50,769,541	(435,051)	313,743,812
Undistributed investment income — net	919,091	618,514	351,572	(1,889,177)	—
Accumulated realized capital losses on investments — net	(30,159,885)	(10,484,677)	(743,582)		(41,388,144)
Unrealized appreciation/depreciation on investments-net	3,429,371	(2,431,497)	1,428,821		2,426,695

Total capital	$243,164,211	$156,768,267	$83,800,500	$(2,224,577)	$481,508,401

Net asset value per share of Common Stock	$12.54	$13.06	$15.15		$12.44

* Identified cost	$248,788,700	$163,020,062	$80,411,655		$492,220,417
† Shares issued and outstanding	4,200	2,714	1,266		8,180
†† Shares issued and outstanding	11,015,719	6,806,667	3,441,482	996,507	22,260,375

** Auction Market Preferred Stock.
(1) Assumes the distribution of undistributed net investment income. (2) Reflects the charge for estimated Reorganization expenses of $335,400.

(3) Reflects the adjusted shares outstanding.
See Notes to Financial Statements.

F-53

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR MUNIHOLDINGS INSURED FUND II, INC., MUNIHOLDINGS INSURED FUND III, INC. AND
MUNIHOLDINGS INSURED FUND IV, INC.
FOR THE PERIOD OCTOBER 1, 1999 TO MARCH 31, 2000 (UNAUDITED)

The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of the respective Funds for the period October 1, 1999 to March 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at the beginning of  the period. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated at the beginning of  the period,  nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

	MuniHoldings Insured Fund II, Inc.	MuniHoldings Insured Fund III, Inc.	MuniHoldings Insured Fund IV, Inc.	Adjustments		Combined Fund (2)

Investment Income:
Interest and amortization of premium and discount earned	$ 7,076,927	$ 4,551,100	$ 2,283,046			$ 13,911,073

Expenses:
Investment advisory fees	662,152	387,929	197,761			1,247,842
Commission fees	129,283	83,560	41,483			254,326
Accounting services	31,381	44,492	26,996	(35,630	)(1)	67,239
Professional fees	52,947	28,607	20,418	(49,025	)(1)	52,947
Transfer agent fees	19,554	11,784	12,398			43,736
Directors’ fees and expenses	12,263	14,293	10,431	(24,724	)(1)	12,263
Printing and shareholder reports	12,474	5,756	3,509	(5,000	)(1)	16,739
Listing fees	7,771	8,174	4,292	(12,466	)(1)	7,771
Custodian fees	5,700	4,590	4,551	(1,050	)(1)	13,791
Pricing fees	3,085	2,549	2,860	(500	)(1)	7,994
Other	14,446	3,839	3,364			21,649

Total expenses before reimbursement	951,056	595,573	328,063	(128,395)		1,746,297
Reimbursement of expenses	(179,157)	(205,763)	(167,541)			(552,461)

Total expenses after reimbursement	771,899	389,810	160,522	(128,395)		1,193,836

Investment income — net	6,305,028	4,161,290	2,122,524	128,395		12,717,237

Realized & Unrealized Gains(Loss) on Investments — Net
Realized loss on investments — net	(17,092,485)	(8,939,607)	(743,582)			(26,775,674)
Change in unrealized appreciation/ depreciation on investments — net	15,101,027	8,584,346	1,504,868			25,190,241

Net Increase in Net Assets Resulting from Operations	$ 4,313,570	$ 3,806,029	$ 2,883,810			$ 11,003,409

† Commencement of operations.
(1) Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(2) This Pro-Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $335,400.
See Notes to Financial Statements.

F-54

MUNIHOLDINGS INSURED FUND II, INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies:

MuniHoldings Insured Fund II, Inc. (the “Fund,” which term as used herein shall refer to MuniHoldings Insured Fund II, Inc. after giving effect to the Reorganization) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts— The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
•	Options— The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

F-55

(e) Offering expenses — Direct expenses relating to the public offering of the Fund’s Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. For MuniHoldings Insured Fund II, Inc., FAM earned fees for the six months ended March 31, 2000 of $662,152 of which $179,157 was voluntarily waived. For MuniHoldings Insured Fund III, Inc., FAM earned fees for the six months ended March 31, 2000 of $387,929 of which $205,763 was voluntarily waived. For MuniHoldings Insured Fund IV, Inc., FAM earned fees for the six months ended March 31, 2000 of $197,761 of which $167,541 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

F-56

APPENDIX I

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to Each Fund

Fund	Defined Term Used in Exhibit I	Fiscal Year End	State of Incorporation	Meeting Time
MuniHoldings Insured Fund II, Inc.	Insured II	9/30	Maryland	9:00 a.m.
MuniHoldings Insured Fund III, Inc.	Insured III	4/30	Maryland	9:20 a.m.
MuniHoldings Insured Fund IV, Inc.	Insured IV	8/31	Maryland	9:40 a.m.

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Common Stock	AMPS
Insured II	11,015,719	4,200
Insured III	6,806,667	2,714
Insured IV	3,441,482	1,266
Information Pertaining to Directors of Insured II and Insured III

 Set forth in the table below is information regarding board of directors and audit committee meetings held and the aggregate fees and expenses paid by Insured II and Insured III to non-affiliated Directors during the period February 26, 1999 (commencement of operations) to September 30, 1999 (Insured II) and during the period May 28, 1999 (commencement of operations) to April 30, 2000 (Insured III).

	Board of Directors			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)***	# Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)***
Insured II	3	1,500	250	2	1,500	250
Insured III	5	1,500	250	4	1,500	250

*	Includes meetings held via teleconferencing equipment.
**	The Chairman of the Audit Committee receives an additional annual fee of $1,000.
***	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

 Set forth in the table below is information regarding compensation paid by Insured II and Insured III to the non-affiliated Directors during the period February 26, 1999 (commencement of operations) to September 30, 1999 (Insured II) and during the period May 28, 1999 (commencement of operations) to April 30, 2000 (Insured III).

Fund	Grills		Mintz		Salomon		Seiden		Swensrud
Insured II	$4,250	**	$4,250	**	$4,250	**	$4,250	**	$4,250	**
Insured III	5,250	**	5,250	**	5,250	**	5,250	**	5,250	**

*	No pension or retirement benefits are accrued as part of the expenses of Insured II and Insured III.
**	Includes the $250 fee for the organizational meeting that was paid by the Investment Adviser.

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by Fund Asset Management, L.P. (“FAM”) and its affiliate, Merrill Lynch Asset Management, L.P. (“MLAM”) (collectively, “FAM/MLAM Advised Funds”), including Insured II and Insured III, to the non-affiliated Directors for the year ended December 31, 1999.

Name of Insured II and Insured III Director	Aggregate Compensation from FAM/MLAM Advised Funds Paid to Directors($)*
Joe Grills	245,250
Walter Mintz	211,250
Robert S. Salomon, Jr.	211,250
Melvin R. Seiden	211,250
Stephen B. Swensrud	232,250

*	The Directors serve on the boards of FAM/MLAM-advised funds as follows: Mr. Grills (31 registered investment companies consisting of 47 portfolios); Mr. Mintz (21 registered investment companies consisting of 43 portfolios); Mr. Salomon (21 registered investment companies consisting of 43 portfolios); Mr. Seiden 21 registered investment companies consisting of 43 portfolios); and Mr. Swensrud (30 registered investment companies consisting of 67 portfolios).
I-1

Information Pertaining to Directors of Insured IV

 Set forth in the table below is information regarding board of directors and audit committee meetings held and the aggregate fees and expenses paid by Insured IV to non-affiliated Directors during the period September 24, 1999 (commencement of operations) to April 30, 2000.

	Board of Directors			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)***	# Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)***
Insured IV	4	2,000	200	3	800	0

*	Includes meetings held via teleconferencing equipment.
**	The Chairman of the Audit Committee receives an additional annual fee of $1,000.
***	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

 Set forth in the table below is information regarding compensation paid by Insured IV to the non-affiliated Directors during the period September 24, 1999 to April 30, 2000.

Fund	Forbes		Montgomery		Reilly		Ryan		West
Insured IV	$3,600	**	$3,600	**	$4,600	**	$3,600	**	$3,600	**

*	No pension or retirement benefits are accrued as part of the expenses of Insured IV.
**	Includes the $200 fee for the organizational meeting that was paid by the Investment Adviser.

Set forth in the table below is information regarding the aggregate compensation paid by all FAM/MLAM Advised Funds, including Insured IV, to the non-affiliated Directors for the year ended December 31, 1999.

Name of Insured IV Director	Aggregate Compensation from FAM/MLAM Advised Funds Paid to Directors($)(*)
Ronald W. Forbes	213,900
Cynthia A. Montgomery	213,900
Charles C. Reilly	400,025
Kevin A. Ryan	213,900
Richard R. West	388,775

*	The Directors serve on the boards of FAM/MLAM-advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (55 registered investment companies consisting of 69 portfolios); Mr. Ryan (36 registered investment companies consisting of 49 portfolios); and Mr. West (65 registered investment companies consisting of 72 portfolios).
I-2

Information Pertaining to Directors of Insured II, Insured III and Insured IV

		Director Since
Name, Address and Biography	Age	Insured II	Insured III	Insured IV
Ronald W. Forbes 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989; International Consultant, Urban Institute, Washington, D.C. since 1995. 	59	N/A	N/A	1999

Terry K. Glenn P.O. Box 9011, Princeton, New Jersey 08543-9011. Executive Vice President of FAM and MLAM (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988.	59	1999	1999	1999

Joe Grills
    P.O. Box 98, Rapidan, Virginia 22733. Member of
    the Committee of Investment of Employee Benefit
    Assets of the Financial Executives Institute
    (“CIEBA”) since 1986; Member of CIEBA’s
    Executive Committee since 1988 and its Chairman
    from 1991 to 1992; Assistant Treasurer of
    International Business Machines Corporation
    (“IBM”) and Chief Investment Officer of IBM
    Retirement Funds from 1986 until 1993; Member
    of the Investment Advisory Committees of the State
    of New York Common Retirement Fund and the
    Howard Hughes Medical Institute since 1997;
    Director, Duke Management Company since 1992
    and Vice Chairman thereof since 1998; Director,
    LaSalle Street Fund since 1995; Director, Hotchkis
    and Wiley Mutual Funds since 1996; Director,
    Kimco Realty Corporation since 1997; Member of
    the Investment Advisory Committee of the Virginia
    Retirement System since 1998; Director, Montpelier
    Foundation since 1998.

	65	1999	1999	N/A

Walter Mintz 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.	71	1999	1999	N/A

Cynthia A. Montgomery Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Provident Corporation since 1990 and Director of Newell Rubbermaid since 1995.	47	N/A	N/A	1999

I-3

		Director Since
Name, Address and Biography	Age	Insured II	Insured III	Insured IV
Charles C. Reilly 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	68	N/A	N/A	1999
Kevin A. Ryan 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof until 1999; Professor until 1999 and currently Professor Emeritus of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	67	N/A	N/A	1999

Robert S. Salomon, Jr. 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Monthly columnist with the Forbes Magazine since 1992; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc from 1975 until 1991; Trustee, The Common Fund since 1980. 	63	1999	1999	N/A

Melvin R. Seiden 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. private investment firm) from 1964 to 1987.	69	1999	1999	N/A

Stephen B. Swensrud 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman, Department of Manufacturing, RPP Corporation since 1999; Director, Department of Telecommunications, International Mobile Communications, Inc. since 1999.	66	1999	1999	N/A

I-4

		Director Since
Name, Address and Biography	Age	Insured II	Insured III	Insured IV
Richard R. West Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate company). 	62	N/A	N/A	1999

Arthur Zeikel 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of FAM and MLAM from 1997 to 1999; President of FAM and MLAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.	67	1999	1999	1999

Information Pertaining to Officers of Insured II, Insured III and Insured IV

Set forth in the table below is information about the officers of Insured II, Insured III and Insured IV.

			Officer Since
Name, Address and Biography	Age	Office	Insured II	Insured III	Insured IV
Terry K. Glenn Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of PFD since 1986 and Director thereof since 1991; President of Princeton Administrators since 1988.	59	President	1999*	1999	1999

Vincent R Giordano Senior Vice President of FAM and MLAM since 1984; Portfolio Manager of FAM and MLAM since 1977; Senior Vice President of Princeton Services since 1993.	55	Senior Vice President	1999	1999	1999
Kenneth A. Jacob First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of FAM since 1984. 	49	Vice President	1999	1999	1999

Donald C. Burke Senior Vice President and Treasurer of MLAM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.	39	Vice President and Treasurer	1999	1999	1999
I-5

			Officer Since
Name, Address and Biography	Age	Office	Insured II	Insured III	Insured IV
Robert A. DiMella, CFA Vice President of MLAM since 1997; Assistant Vice President of MLAM from 1995 to 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995.	33	Vice President	1999	1999	1999

William R. Bock Vice President of MLAM since 1989	64	Vice President	N/A	1999	N/A
Fred K. Stuebe Vice President of MLAM since 1989.	49	Vice President	N/A	N/A	1999

William E. Zitelli, Jr. Vice President of MLAM since 2000; attorney with MLAM since 1998; attorney associated with Pepper Hamilton LLP from 1997 to 1998; attorney associated with Reboul, MacMurray, Hewitt, Maynard and Kristol from 1994 to 1997.	31	Secretary	N/A	N/A	1999

Bradley J. Lucido Vice President of MLAM since 1999; attorney with MLAM since 1995; attorney in private practice from 1991 to 1995. 	34	Secretary	1999	1999	N/A

*	Prior to being elected President of Insured II in 1999, Mr. Glenn served as Executive Vice President of the Fund.

I-6

APPENDIX II

AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 22nd day of May, 2000, by and among MuniHoldings Insured Fund II, Inc., a Maryland corporation (“Insured II”), MuniHoldings Insured Fund III, Inc., a Maryland corporation (“Insured III”) and MuniHoldings Insured Fund IV, Inc., a Maryland corporation (“Insured IV”) (Insured II, Insured III and Insured IV are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires; Insured III and Insured IV are sometimes referred to herein collectively as the “Acquired Funds” and individually as an “Acquired Fund,” as the context requires).

PLAN OF REORGANIZATION

The reorganization will comprise the following:

(a) (1) the acquisition by Insured II of substantially all of the assets, and the assumption by Insured II of substantially all of the liabilities of Insured III in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share of Insured II (“Insured II Common Stock”) and (B) auction market preferred stock of Insured II, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series C (“Insured II Series C AMPS”), and (2) the subsequent distribution by Insured III to Insured III stockholders of (x) all of the Insured II Common Stock received by Insured III in exchange for such stockholders’ shares of common stock, with a par value of $0.10 per share, of Insured III, including shares of Common Stock of Insured III representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of Common Stock of Insured III (“Insured III Common Stock”) and (y) all of the Insured II Series C AMPS received by Insured III in exchange for such stockholders’ shares of auction market preferred stock of Insured III, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series A (“Insured III AMPS”);

(b) (1) the acquisition by Insured II of substantially all of the assets, and the assumption by Insured II of substantially all of the liabilities of Insured IV in exchange solely for an equal aggregate value of newly issued shares of (A) Insured II Common Stock and (B) Insured II Series C AMPS, and (2) the subsequent distribution by Insured IV to Insured IV stockholders of (x) all of the Insured II Common Stock received by Insured IV in exchange for such stockholders’ shares of common stock, with a par value of $0.10 per share, of Insured IV, including shares of Common Stock of Insured IV representing DRIP shares held in the book deposit accounts of holders of Common Stock of Insured IV (“Insured IV Common Stock”) and (y) all of the Insured II Series C AMPS received by Insured IV in exchange for such stockholders’ shares of auction market preferred stock of Insured IV, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series A (“Insured IV AMPS”);

all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

In the course of the Reorganization, Insured II Common Stock and Insured II Series C AMPS will be distributed to the stockholders of the Acquired Funds as follows:

 (a) (1) each holder of Insured III Common Stock will be entitled to receive a number of shares of Insured II Common Stock equal to the aggregate net asset value of the Insured III Common Stock owned by such stockholder on the Exchange Date; and (2) each holder of Insured III AMPS will be entitled to receive a number of shares of Insured II Series C AMPS equal to the aggregate liquidation preference (and aggregate value) of the Insured III AMPS owned by such stockholder on the Exchange Date (as defined in Section 8(a) below); and

(b) (1) each holder of Insured IV Common Stock will be entitled to receive a number of shares of Insured II Common Stock equal to the aggregate net asset value of the Insured IV Common Stock owned by such stockholder on the Exchange Date; and (2) each holder of Insured IV AMPS will be entitled to receive a number of shares of Insured II Series C AMPS equal to the aggregate liquidation preference (and aggregate value) of the Insured IV AMPS owned by such stockholder on the Exchange Date.

II-1

It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

Prior to the Exchange Date, each Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective stockholders all of their respective net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the Insured III AMPS and Insured IV AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

Articles Supplementary to Insured II’s Articles of Incorporation establishing the powers, rights and preferences of the Insured II Series C AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the Exchange Date.

As promptly as practicable after the consummation of the Reorganization, each Acquired Fund shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1. Representations and Warranties of Insured II.

Insured II represents and warrants to, and agrees with, the Acquired Funds that:

(a) Insured II is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Insured II has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Insured II is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09191), and such registration has not been revoked or rescinded and is in full force and effect. Insured II has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c) Each Acquired Fund has been furnished with Insured II’s Annual Report to Stockholders for the fiscal year ended September 30, 1999, and the audited financial statements appearing therein, having been examined by Ernst & Young LLP, independent public accountants, fairly present the financial position of Insured II as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Each Acquired Fund has been furnished with Insured II’s Semi-Annual Report to Stockholders for the period ended March 31, 2000, and the unaudited financial statements appearing therein, fairly present the financial position of Insured II as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) An unaudited statement of assets, liabilities and capital of Insured II and an unaudited schedule of investments of Insured II, each as of the Valuation Time (as defined in Section 4(d) of this Agreement), will be furnished to each Acquired Fund, at or prior to the Exchange Date for the purpose of determining the number of shares of Insured II Common Stock and Insured II Series C AMPS to be issued pursuant to Section 5 of this Agreement; each will fairly present the financial position of Insured II as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Insured II has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

II-2

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Insured II, threatened against it which assert liability on the part of Insured II or which materially affect its financial condition or its ability to consummate the Reorganization. Insured II is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Insured II is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) There are no material contracts outstanding to which Insured II is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to the Acquired Funds prior to the Valuation Time.

(j) Insured II has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since March 31, 2000; and those incurred in connection with the Reorganization. As of the Valuation Time, Insured II will advise each Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Insured II of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by Insured II on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of Insured II relating to the Insured II Common Stock and Insured II Series C AMPS to be issued pursuant to this Agreement (the “Joint Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 7(a) of this Agreement and at the Exchange Date, insofar as it relates to Insured II (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Insured II for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

(m) Insured II is authorized to issue 200,000,000 shares of capital stock, of which 2,100 shares have been designated as Series A AMPS, 2,100 shares have been designated as Series B AMPS (the Series A AMPS of Insured II and the Series B AMPS of Insured II being collectively referred to herein as the “Insured II AMPS”) and 199,995,800 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(n) The shares of Insured II Common Stock and Insured II Series C AMPS to be issued to the Acquired Funds pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Insured II will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Exchange Date, the Insured II Common Stock to be transferred to the Acquired Funds for distribution to the stockholders of the Acquired Funds on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are

II-3

qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Exchange Date, the shares of Insured II Series C AMPS to be transferred to Insured III and Insured IV on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of the Acquired Funds presently are qualified, and there are a sufficient number of Insured II Series C AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q) At or prior to the Exchange Date, Insured II will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the Insured II Common Stock and Insured II Series C AMPS to Insured III and Insured IV.

2. Representations and Warranties of Insured III.

Insured III represents and warrants to, and agrees with, Insured II and Insured IV that:

(a) Insured III is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Insured III has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Insured III is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09285), and such registration has not been revoked or rescinded and is in full force and effect. Insured III has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Insured III Investments” shall mean (i) the investments of Insured III shown on the schedule of its investments as of the Valuation Time furnished to each of Insured II and Insured IV; and (ii) all other assets owned by Insured III or liabilities incurred as of the Valuation Time.

(d) Insured III has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Each of Insured II and Insured IV has been furnished with Insured III’s Semi-Annual Report to Stockholders for the period ended October 31, 1999, and the unaudited financial statements appearing therein, fairly present the financial position of Insured III as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(f) An unaudited statement of assets, liabilities and capital of Insured III and an unaudited schedule of investments of Insured III, each as of the Valuation Time, will be furnished to each of Insured II and Insured IV at or prior to the Exchange Date for the purpose of determining the number of shares of Insured II Common Stock and Insured II Series C AMPS to be issued to Insured III pursuant to Section 5 of this Agreement; each will fairly present the financial position of Insured III as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Insured III, threatened against it which assert liability on the part of Insured III or which materially affect its financial condition or its ability to consummate the Reorganization. Insured III is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Insured III is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Insured II and Insured IV prior to the Valuation Time.

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(i) Insured III is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) Insured III has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since October 31, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, Insured III will advise Insured II and Insured IV in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) Insured III has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Insured III have been adequately provided for on its books, and no tax deficiency or liability of Insured III has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(l) At both the Valuation Time and the Exchange Date, Insured III will have full right, power and authority to sell, assign, transfer and deliver the Insured III Investments. At the Exchange Date, subject only to the obligation to deliver the Insured III Investments as contemplated by this Agreement, Insured III will have good and marketable title to all of the Insured III Investments, and Insured II will acquire all of the Insured III Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Insured III Investments or materially affect title thereto).

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Insured III of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(n) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 7(a) of this Agreement and on the Exchange Date, insofar as it relates to Insured III (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Insured III for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

(o) Insured III is authorized to issue 200,000,000 shares of capital stock, of which 2,714 shares have been designated as Series A AMPS, and 199,997,286 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(p) All of the issued and outstanding shares of Insured III Common Stock and Insured III AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

(q) The books and records of Insured III made available to Insured II and Insured IV and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Insured III.

(r) Insured III will not sell or otherwise dispose of any of the shares of Insured II Common Stock or Insured II Series C AMPS to be received in the Reorganization, except in distribution to the stockholders of Insured III, as provided in Section 4 of this Agreement.

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3. Representations and Warranties of Insured IV.

Insured IV represents and warrants to, and agrees with, Insured II and Insured III that:

(a) Insured IV is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Insured IV has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Insured IV is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09557), and such registration has not been revoked or rescinded and is in full force and effect. Insured IV has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Insured IV Investments” shall mean (i) the investments of Insured IV shown on the schedule of its investments as of the Valuation Time furnished to each of Insured II and Insured III; and (ii) all other assets owned by Insured IV or liabilities incurred as of the Valuation Time. The Insured IV Investments, together with the Insured III Investments, may sometimes be referred to herein collectively as the “Acquired Fund Investments.”

(d) Insured IV has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Each of Insured II and Insured III has been furnished with Insured IV’s Semi-Annual Report to Stockholders for the period ended February 29, 2000, and the unaudited financial statements appearing therein, fairly present the financial position of Insured IV as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(f) An unaudited statement of assets, liabilities and capital of Insured IV and an unaudited schedule of investments of Insured IV, each as of the Valuation Time, will be furnished to each of Insured II and Insured III at or prior to the Exchange Date for the purpose of determining the number of shares of Insured II Common Stock and Insured II Series C AMPS to be issued to Insured IV pursuant to Section 5 of this Agreement; each will fairly present the financial position of Insured IV as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Insured IV, threatened against it which assert liability on the part of Insured IV or which materially affect its financial condition or its ability to consummate the Reorganization. Insured IV, is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Insured IV is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Insured II and Insured III prior to the Valuation Time.

(i) Insured IV is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) Insured IV has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 29, 2000 and those incurred in connection with the Reorganization. As of the Valuation Time, Insured IV will advise Insured II and Insured III in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

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(k) Insured IV has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Insured IV have been adequately provided for on its books, and no tax deficiency or liability of Insured IV has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(l) At both the Valuation Time and the Exchange Date, Insured IV will have full right, power and authority to sell, assign, transfer and deliver the Insured IV Investments. At the Exchange Date, subject only to the obligation to deliver the Insured IV Investments as contemplated by this Agreement, Insured IV will have good and marketable title to all of the Insured IV Investments, and Insured II will acquire all of the Insured IV Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Insured IV Investments or materially affect title thereto).

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Insured IV of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(n) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 7(a) of this Agreement and on the Exchange Date, insofar as it relates to Insured IV (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Insured IV for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

(o) Insured IV is authorized to issue 200,000,000 shares of capital stock, of which 1,266 shares have been designated as Series A AMPS, and 199,998,734 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(p) All of the issued and outstanding shares of Insured IV Common Stock and Insured IV AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

(q) The books and records of Insured IV made available to Insured II and Insured III and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Insured IV.

(r) Insured IV will not sell or otherwise dispose of any of the shares of Insured II Common Stock or Insured II Series C AMPS to be received in the Reorganization, except in distribution to the stockholders of Insured IV, as provided in Section 4 of this Agreement.

4. The Reorganization.

(a) Subject to receiving the requisite approvals of the stockholders of each Fund, and to the other terms and conditions contained herein, (i) Insured III agrees to convey, transfer and deliver to Insured II and Insured II agrees to acquire from Insured III on the Exchange Date, all of the Insured III Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of Insured III in exchange solely for that number of shares of Insured II Common Stock and Insured II Series C AMPS provided in Section 5 of this Agreement; and (ii) Insured IV agrees to convey, transfer and deliver to Insured II and Insured II agrees to acquire from Insured IV on the Exchange Date, all of the Insured IV Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of Insured IV in exchange solely for that number of shares of Insured II Common Stock and Insured II Series C AMPS provided in Section 5 of this Agreement.

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Pursuant to this Agreement, as soon as practicable after the Exchange Date (i) Insured III will distribute all shares of Insured II Common Stock and Insured II Series C AMPS received by it to its stockholders in exchange for their shares of Insured III Common Stock and Insured III AMPS; and (ii) Insured IV will distribute all shares of Insured II Common Stock and Insured II Series C AMPS received by it to its stockholders in exchange for their shares of Insured IV Common Stock and Insured IV AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of Insured II in the amounts due the stockholders of each Acquired Fund based on their respective holdings in such Acquired Fund as of the Valuation Time.

(b) Prior to the Exchange Date, each Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective stockholders all of their respective net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of their net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the Insured III AMPS and the Insured IV AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

(c) Each Acquired Fund will pay or cause to be paid to Insured II any interest such Acquired Fund receives on or after the Exchange Date with respect to any of the Acquired Fund Investments transferred to Insured II hereunder.

 (d) The Valuation Time shall be 4:00 p.m., Eastern time, on July 28, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(e) Recourse for liabilities assumed from each Acquired Fund by Insured II in the Reorganization will be limited to the net assets of each such fund acquired by Insured II. The known liabilities of the Acquired Funds, as of the Valuation Time, shall be confirmed in writing to Insured II pursuant to Sections 2(j) and 3(j) of this Agreement.

(f) The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of the Acquired Fund Investments.

(g) The Acquired Funds will each be dissolved following the Exchange Date by filing separate Articles of Dissolution with the Maryland Department.

(h) Insured II will file with the Maryland Department Articles Supplementary to its Articles of Incorporation establishing the powers, rights and preferences of the Insured II Series C AMPS prior to the closing of the Reorganization.

(i) As promptly as practicable after the liquidation of each Acquired Fund pursuant to the Reorganization, each Acquired Fund shall terminate its respective registration under the 1940 Act.

5. Issuance and Valuation of Insured II Common Stock and Insured II Series C AMPS in the Reorganization.

Full shares of Insured II Common Stock and Insured II Series C AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of Insured III acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of Insured III assumed by Insured II in the Reorganization, shall be issued by Insured II to Insured III in exchange for such assets of Insured III, plus cash in lieu of fractional shares. Insured II will issue to Insured III (a) a number of shares of Insured II Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of Insured III Common Stock, determined as set forth below, and (b) a number of shares of Insured II Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Insured III AMPS, determined as set forth below.

Full shares of Insured II Common Stock and Insured II Series C AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of Insured IV acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of Insured IV assumed by Insured II in the Reorganization, shall be issued by Insured II to Insured IV in exchange for such assets of Insured IV, plus cash in lieu of fractional shares. Insured II will issue to Insured IV (a) a number of shares of Insured II Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of Insured IV Common Stock, determined as set forth below, and (b) a number of shares of Insured II Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Insured IV AMPS, determined as set forth below.

II-8

The net asset value of each Fund and the liquidation preference and value of the AMPS of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in (i) the final prospectus of Insured II, dated February 23, 1999, relating to the Insured II Common Stock and (ii) the final prospectus of Insured II, dated March 15, 1999, relating to the Insured II AMPS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Acquired Fund Investments to be transferred to Insured II shall be determined by Insured II pursuant to the procedures utilized by Insured II in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by Insured II in cooperation with the Acquired Funds and shall be confirmed in writing by Insured II to the Acquired Funds. The net asset value per share of the Insured II Common Stock and the liquidation preference and value per share of the Insured II Series C AMPS shall be determined in accordance with such procedures and Insured II shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

 Insured II shall issue to Insured III separate certificates or share deposit receipts for the Insured II Common Stock and the Insured II Series C AMPS, each registered in the name of Insured III. Insured III then shall distribute the Insured II Common Stock and the Insured II Series C AMPS to the holders of Insured III Common Stock and Insured III AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the Insured II Common Stock to State Street Bank and Trust Company, as the transfer agent and registrar for the Insured II Common Stock for distribution to the holders of Insured III Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of the Common Stock of Insured III and (ii) the Insured II Series C AMPS to The Bank of New York as the transfer agent and registrar for the Insured II Series C AMPS for distribution to the holders of Insured III AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the Insured III AMPS. With respect to any Insured III stockholder holding certificates evidencing ownership of either Insured III Common Stock or Insured III AMPS as of the Exchange Date, and subject to Insured II being informed thereof in writing by Insured III, Insured II will not permit such stockholder to receive new certificates evidencing ownership of the Insured II Common Stock or Insured II Series C AMPS, exchange Insured II Common Stock or Insured II Series C AMPS credited to such stockholder’s account for shares of other investment companies managed by Fund Asset Management, L.P. (“FAM”) or any of its affiliates, or pledge or redeem such Insured II Common Stock or Insured II Series C AMPS, in any case, until notified by Insured III or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of Insured III Common Stock or, in the event of lost certificates, posted adequate bond. Insured III, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of Insured III Common Stock, or post adequate bond therefor.

Insured II shall issue to Insured IV separate certificates or share deposit receipts for the Insured II Common Stock and the Insured II Series C AMPS, each registered in the name of Insured IV. Insured IV then shall distribute the Insured II Common Stock and the Insured II Series C AMPS to the holders of Insured IV Common Stock and Insured IV AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the Insured II Common Stock to State Street Bank and Trust Company, as the transfer agent and registrar for the Insured II Common Stock for distribution to the holders of Insured IV Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of the Common Stock of Insured IV and (ii) the Insured II Series C AMPS to The Bank of New York as the transfer agent and registrar for the Insured II Series C AMPS for distribution to the holders of Insured IV AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the Insured IV AMPS. With respect to any Insured IV stockholder holding certificates evidencing ownership of either Insured IV Common Stock or Insured IV AMPS as of the Exchange Date, and subject to Insured II being informed thereof in writing by Insured IV, Insured II will not permit such stockholder to receive new certificates evidencing ownership of Insured II Common Stock or Insured II Series C AMPS, exchange Insured II Common Stock or Insured II Series C AMPS credited to such stockholder’s account for shares of other investment companies managed by FAM or any of its affiliates, or pledge or redeem such Insured II Common Stock or Insured II Series C AMPS, in any case, until notified by Insured IV or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of Insured IV Common Stock or, in the event of lost certificates, posted adequate bond. Insured IV, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of Insured IV Common Stock, or post adequate bond therefor.

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Dividends payable to holders of record of shares of Insured II Common Stock and Insured II Series C AMPS, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of an Acquired Fund shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of common stock or AMPS of the Acquired Funds, as the case may be, for exchange.

 No fractional shares of Insured II Common Stock will be issued to holders of Insured III Common Stock or Insured IV Common Stock. In lieu thereof, Insured II’s transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of Insured II Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of Insured II Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Insured III Common Stock or Insured IV Common Stock.

6. Payment of Expenses.

(a) With respect to expenses incurred in connection with the Reorganization, (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) Insured II shall pay, subsequent to the Exchange Date and pro rata according to each Fund’s net assets on the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

7. Covenants of the Funds.

(a) Each Fund agrees to hold a special meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

(b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

(c) Each Acquired Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of Insured II Common Stock and Insured II Series C AMPS, as applicable other than to its respective stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by Insured II, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

(d) Each Acquired Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that such Acquired Fund has ceased to be a registered investment company.

(e) Insured II will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the others, and each will furnish to the others the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f) Insured II has no plan or intention to sell or otherwise dispose of the Acquired Fund Investments, except for dispositions made in the ordinary course of business.

(g) Each Fund agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either

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have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Insured II agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Funds for each of such Fund’s taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, each Acquired Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Funds (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by each such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

(h) Each Fund agrees to mail to its respective stockholders of record entitled to vote at the special meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(i) Following the consummation of the Reorganization, Insured II will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

8. Exchange Date.

 (a) Delivery of the assets of the Acquired Funds to be transferred, together with any other Acquired Fund Investments, and the shares of Insured II Common Stock and Insured II Series C AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Exchange Date, the applicable Acquired Fund shall cause such Acquired Fund Investments to be transferred to Insured II’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

(b) Each Acquired Fund will deliver to Insured II on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of their respective Acquired Fund Investments delivered to Insured II hereunder, certified by Ernst & Young LLP (for Insured IV) and Deloitte & Touche LLP (for Insured III).

(c) As soon as practicable after the close of business on the Exchange Date, each Acquired Fund shall deliver to Insured II a list of the names and addresses of all of the stockholders of record of such Acquired Fund on the Exchange Date and the number of shares of common stock and AMPS of such Acquired Fund owned by each such stockholder, certified to the best of their knowledge and belief by the applicable transfer agent for such Acquired Fund or by its President.

9. Conditions of the Acquired Funds.

The obligations of each Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of each Fund and by the affirmative vote of (i) the holders of (a) a majority of the Insured II Common Stock and Insured II AMPS, voting together as a single class, and (b) a majority of the Insured II AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (ii) the holders of (a) a majority of the Insured III Common Stock and Insured III AMPS, voting together as a single class, and (b) a majority of the Insured III AMPS, voting separately

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as a class, in each case issued and outstanding and entitled to vote thereon; (iii) the holders of (a) a majority of the Insured IV Common Stock and Insured IV AMPS, voting together as a single class, and (b) a majority of the Insured IV AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors, and a certificate setting forth the vote of such Fund’s stockholders obtained at the special meeting of its stockholders, each certified by the Secretary of the appropriate Fund.

(b) That each Acquired Fund shall have received from Insured II and from each other Acquired Fund a statement of assets, liabilities and capital, with values determined as provided in Section 5 of this Agreement, together with a schedule of such fund’s investments, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Fund since the date of such Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Insured II shall have furnished to the Acquired Funds a certificate signed by Insured II’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Insured II made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Insured II has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquired Funds shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to the Acquired Funds and dated the Exchange Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of Insured II Common Stock and Insured II Series C AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Insured II, and no stockholder of Insured II has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Insured II or the state law of Maryland, or to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) each Acquired Fund has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, each Acquired Fund will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and

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fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders” and “Agreement and Plan of Reorganization — Tax Consequences of the Reorganization,” to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any Fund, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

(f) That each Acquired Fund shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by such Acquired Fund of substantially all of its assets to Insured II in exchange solely for shares of Insured II Common Stock and Insured II Series C AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to an Acquired Fund as a result of the asset transfer solely in exchange for shares of Insured II Common Stock and Insured II Series C AMPS or on the distribution of Insured II Common Stock and Insured II Series C AMPS to stockholders of the respective Acquired Fund under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Insured II on the receipt of assets of an Acquired Fund in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of an Acquired Fund on the receipt of shares of Insured II Common Stock and Insured II Series C AMPS in exchange for their shares of the Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of an Acquired Fund’s assets in the hands of Insured II will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Insured II Common Stock and Insured II Series C AMPS received by the stockholders of an Acquired Fund in the Reorganization will be equal to the tax basis of the shares of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of Insured II will be determined by including the period for which such stockholder held the Acquired Fund shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Insured II’s holding period with respect to an Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; (ix) the payment of cash to common stockholders of an Acquired Fund in lieu of fractional shares of Insured II Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash

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distribution differs from the stockholder’s basis allocable to the Insured II fractional shares; and (x) the taxable year of each Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Insured II will succeed to and take into account certain tax attributes of each Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Insured II, be contemplated by the Commission.

(i) That the Acquired Funds shall have received from Ernst & Young LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to Insured II within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Insured II included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Insured II included in the N-14 Registration Statement, and inquiries of certain officials of Insured II responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Insured II appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Insured II or from schedules prepared by officials of Insured II having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Insured II or would prohibit the Reorganization.

(k) That the Acquired Funds shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as their counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

10. Insured II Conditions.

The obligations of Insured II hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each of the Funds as set forth in Section 9(a); and that each Acquired Fund shall have delivered to Insured II a copy of the resolution approving this Agreement adopted by such Acquired Fund’s Board of Directors, and a certificate setting forth the vote of the stockholders of such Acquired Fund obtained, each certified by its Secretary.

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(b) That each Acquired Fund shall have furnished to Insured II a statement of its assets, liabilities and capital, with values determined as provided in Section 5 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquired Fund since the date of such Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That each Acquired Fund shall have furnished to Insured II a certificate signed by such Fund’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That each Acquired Fund shall have delivered to Insured II a letter from Deloitte & Touche LLP (for Insured III) or Ernst & Young LLP (for Insured IV), dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of the Acquired Fund for the period ended April 30, 1999 (for Insured III) and August 31, 1999 (for Insured IV) (which returns originally were prepared and filed by the Acquired Fund), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from May 1, 1999 (for Insured III) and September 1, 1999 (for Insured IV), to and including the Exchange Date and for any taxable year of the Acquired Fund ending upon the liquidation of that Acquired Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from May 1, 1999 (for Insured III) and September 1, 1999 (for Insured IV), to and including the Exchange Date and for any taxable year of that Acquired Fund, ending upon the liquidation of such fund or that such fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Insured II shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to Insured II and dated the Exchange Date, with respect to the matters specified in Section 9(e) of this Agreement and such other matters as Insured II reasonably may deem necessary or desirable.

(g) That Insured II shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 9(f) of this Agreement.

(h) That Insured II shall have received from Deloitte & Touche LLP (for Insured III) and Ernst & Young LLP (for Insured IV) a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Insured II, to the effect that (i) they are independent public accountants with respect to such fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of such fund included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of the Acquired Fund included in the N-14 Registration Statement, and inquiries of certain officials of the Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects

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with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Acquired Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of the Acquired Fund or from schedules prepared by officials of the Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the Acquired Fund Investments to be transferred to Insured II shall not include any assets or liabilities which Insured II, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of any Acquired Fund, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of any Acquired Fund or would prohibit the Reorganization.

(l) That Insured II shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Insured II, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by each Acquired Fund and its respective counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Insured II.

(n) That prior to the Exchange Date, each Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the Insured III AMPS and the Insured IV AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

11. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of any Acquired Fund if any condition of such Acquired Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Insured II if any condition of Insured II’s obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by February 28, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of any Fund (whichever is entitled to the benefit thereof), if, in the judgment

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of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1, 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or stockholder of any Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of Insured II Common Stock and Insured II Series C AMPS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

12. Indemnification.

(a) Each Acquired Fund hereby severally agrees to indemnify and hold Insured II harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Insured II may incur or sustain by reason of the fact that (i) Insured II shall be required to pay any corporate obligation of such Acquired Fund, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against such Acquired Fund which were omitted or not fairly reflected in the financial statements to be delivered to Insured II in connection with the Reorganization; (ii) any representations or warranties made by such Acquired Fund in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of such Acquired Fund has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to the Acquired Funds by Insured II.

(b) Insured II hereby agrees to indemnify and hold each Acquired Fund harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which such Acquired Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by Insured II in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Insured II has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to Insured II by the Acquired Fund seeking indemnification.

(c) In the event that any claim is made against Insured II in respect of which indemnity may be sought by Insured II from an Acquired Fund under Section 12(a) of this Agreement, or in the event that any claim is made against an Acquired Fund in respect of which indemnity may be sought by an Acquired Fund from Insured II

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under Section 12(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Insured II and the Acquired Fund seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 12, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

13. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Insured II will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIHOLDINGS INSURED FUND II, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Insured II’s transfer agent with respect to such shares. Each Acquired Fund will provide Insured II on the Exchange Date with the name of any stockholder of an Acquired Fund who is to the knowledge of such Acquired Fund an affiliate of that Acquired Fund on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

	MUNIHOLDINGS INSURED FUND II, INC.

By: /s/ DONALD C. BURKE
Vice President

Attest:

/s/ BRADLEY J. LUCIDO
Secretary

MUNIHOLDINGS INSURED FUND III, INC.

By: /s/ DONALD C. BURKE
Vice President

Attest:

/s/ BRADLEY J. LUCIDO
Secretary

MUNIHOLDINGS INSURED FUND IV, INC.

By: /s/ DONALD C. BURKE
Vice President
Attest:

/s/ WILLIAM E. ZITELLI, JR.
Secretary

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APPENDIX III

RATINGS OF MUNICIPAL BONDS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1

Short-Term Notes: The three ratings of Moody’s for short-term notes are MIG-1/VMIG-1, MIG-2/VMIG-2 and MIG-3/VMIG-3. MIG-1/VMIG-1 denotes “best quality, enjoying strong protection from established cash flows”; MIG-2/VMIG-2 denotes “high quality” with “ample margins of protection”; MIG-3/VMIG-3 instruments are of “favorable quality...but...lacking the undeniable strength of the preceding grades”.

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Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

A Standard & Poor’s municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	Debt rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.“BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus ( – ): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1“ for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

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— Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Fitch IBCA, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

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Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus ( – ): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

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Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD DD D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization D of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (–): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+“ and “F-1“ ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

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APPENDIX IV

PORTFOLIO INSURANCE

Set forth below is further information with respect to the insurance policies (the “Policies”) that MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. (each, a “Fund” and collectvelly, the “Funds”) may obtain from several insurance companies with respect to insured Municipal Bonds held by the Funds. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Funds. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Funds.

The Policies do not guarantee the market value of the insured Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by a Fund that is aversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all Municipal Bonds in a Fund’s portfolio and permit the insurance company to audit their records.The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch IBCA, Inc. (“Fitch”) or Aaa fromMoody’s Investors Service (“Moody’s”). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned byS&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are likely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non policy obligations (i.e., debt contracts). The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

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PART C. OTHER INFORMATION

Item 15. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Articles of Incorporation, which was previously filed as an exhibit to the Common Stock Registration Statement (as defined below), Article VI of the Registrant’s By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant’s AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (as defined below), for provisions relating to the indemnification of the underwriter.

Item 16. Exhibits.

1	(a)	—		Articles of Incorporation of the Registrant, dated December 28, 1998. (a)
	(b)	—		Form of Articles Supplementary creating the Registrant’s Series A AMPS and the Registrant’s Series B AMPS. (b)
	(c)	—		Form of Articles Supplementary creating the Registrant’s Series C AMPS. (c)
2		—		By-Laws of the Registrant. (a)
3		—		Not Applicable.
4		—

Form of Agreement and Plan of Reorganization among the Registrant and MuniHoldings Insured Fund III, Inc., and MuniHoldings Insured Fund IV, Inc. (included as Appendix II to the Proxy Statement and Prospectus contained in this Registration Statement).

5	(a)	—		Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant. (d)
	(b)	—		Form of specimen certificate for the Common Stock of the Registrant. (e)
	(c)	—		Form of specimen certificate for the AMPS of the Registrant. (b)
6		—		Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P. (e)
7	(a)	—		Form of Purchase Agreement for the Common Stock of the Registrant. (e)
	(b)	—		Form of Purchase Agreement for the AMPS of the Registrant. (b)
	(c)	—		Form of Merrill Lynch Standard Dealer Agreement.(e)
8		—		Not applicable.
9		—		Custodian Contract between the Registrant and State Street Bank and Trust Company. (d)
10		—		Not applicable.
11		—		Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
12		—		Private Letter Ruling from the Internal Revenue Service. (f)
13	(a)	—		Form of Registrar, Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.(e)
	(b)	—		Form of Auction Agent Agreement between the Registrant and The Bank of New York. (b)
	(c)	—		Form of Broker-Dealer Agreement. (b)
	(d)	—		Form of Letter of Representations. (b)
14		—		Consent of Ernst & Young LLP, independent auditors for the Registrant.
15		—		Not applicable.
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 16		—	Power of Attorney (g).
17	(a)	—	Letter to Stockholders of each Fund
	(b)	—	Question and Answer Sheet

(a)	Incorporated herein by reference from the Registrant’s initial Registration Statement under the Securities Act of 1933, as amended, on Form N-2 relating to the Registrant’s Common Stock (File No. 333-70183), filed on January 6, 1999 (the “Common Stock Registration Statement”).
(b)	Incorporated herein by reference from the Registrant’s initial Registration Statement under the Securities Act of 1933, as amended, on Form N-2 relating to the Registrant’s Auction Market Preferred Stock (File No. 333-70183), filed on February 22, 1999 (the “AMPS Registration Statement”).
(c)	Filed on April 14, 2000, as Appendix II to the Registrant’s Registration Statement on Form N-14 (File No. 333-34836) under the Securities Act of 1933, as amended (the “N-14 Registration Statement”)
(d)	Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement, to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws, previously filed as Exhibit (b) to the Common Stock Registration Statement, and to the Form of Articles Supplementary relating to the Registrant’s Series A AMPS and Series B AMPS, previously filed as Exhibit (a)(2) to the AMPS Registration Statement. Reference is also made to the Form of Articles Supplementary relating to the Registrant’s Series C AMPS, filed as Exhibit 1(c) hereto.
(e)	Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Common Stock Registration Statement, filed on February 23, 1999.
(f)	To be filed by post-effective to the N-14 Registration Statement.
(g)	Included on the signature page of the N-14 Registration Statement filed on April 14, 2000 and incorporated herein by reference.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters within a reasonable time after receipt of such ruling or opinion.

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SIGNATURES

 As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 24th day of May, 2000.

		MUNIHOLDINGS INSURED FUND II, INC.
(Registrant)

	By:	/s/ DONALD C. BURKE (Vice President and Treasurer)



As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JOE GRILLS* (Joe Grills)	Director

WALTER MINTZ* (Walter Mintz)	Director

ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)	Director

MELVIN R. SEIDEN* (Melvin R. Seiden)	Director

STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Director

ARTHUR ZEIKEL* (Arthur Zeikel)	Director

*By: /s/ DONALD C. BURKE		May 24, 2000
(Donald C. Burke, Attorney-in-Fact)

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COMMON STOCK

MUNIHOLDINGS INSURED FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the Special Meeting of Stockholders of the Fund to be held on June 27, 2000, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc.

FOR | |	AGAINST | |	ABSTAIN | |

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS INSURED FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the Special Meeting of Stockholders of the Fund to be held on June 27, 2000, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc.

FOR | |	AGAINST | |	ABSTAIN | |

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.
If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS INSURED FUND III, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund III, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the Special Meeting of Stockholders of the Fund to be held on June 27, 2000, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings Insured Fund II, Inc. and MuniHoldings Insured Fund IV, Inc.

FOR | |	AGAINST | |	ABSTAIN | |

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS INSURED FUND III, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund III, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the Special Meeting of Stockholders of the Fund to be held on June 27, 2000, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings Insured Fund II, Inc. and MuniHoldings Insured Fund IV, Inc.

FOR | |	AGAINST | |	ABSTAIN | |

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.
If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS INSURED FUND IV, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William E. Zitelli, Jr., as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund IV, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the Special Meeting of Stockholders of the Fund to be held on June 27, 2000, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings Insured Fund II, Inc. and MuniHoldings Insured Fund III, Inc.

FOR | |	AGAINST | |	ABSTAIN | |

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS INSURED FUND IV, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William E. Zitelli, Jr., as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund IV, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the Special Meeting of Stockholders of the Fund to be held on June 27, 2000, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniHoldings Insured Fund II, Inc. and MuniHoldings Insured Fund III, Inc.

FOR | |	AGAINST | |	ABSTAIN | |

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.
If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Index to Exhibits

Exhibits Number
11		—	Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
14		—	Consent of Ernst & Young LLP, independent auditors for the Registrant.
17	(a)	—	Letter to Stockholders of each Fund
	(b)	—	Question and Answer Sheet